                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-5188
                                  ----------------------------------------------

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                             64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:      816-531-5575
                                                   -----------------------------

Date of fiscal year end:    12-31
                        --------------------------------------------------------

Date of reporting period:   12-31-2006
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS

Annual Report
December 31, 2006

[photo of winter scene]

VP Balanced Fund

                               [american century investments logo and text logo]

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Market Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

VP BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth--along with commodity prices, short-term interest rates, and inflation--surged early in the 12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation--including pressures from soaring commodity prices--in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. MARKET RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
STOCK INDICES
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                 19.05%
--------------------------------------------------------------------------------
S&P 500                                                      15.79%
--------------------------------------------------------------------------------
Nasdaq Composite                                             10.38%
--------------------------------------------------------------------------------
LEHMAN BROTHERS BOND INDICES
--------------------------------------------------------------------------------
Aggregate (multi-sector, combined)                            4.33%
--------------------------------------------------------------------------------
Fixed-Rate Mortgage-Backed                                    5.22%
--------------------------------------------------------------------------------
Agency                                                        4.39%
--------------------------------------------------------------------------------
Corporate (investment-grade)                                  4.30%
--------------------------------------------------------------------------------
Treasury                                                      3.08%
--------------------------------------------------------------------------------

------
2

VP Balanced - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                      ------------------------------
                                          AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                             SINCE     INCEPTION
                           1 YEAR     5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
CLASS I                     9.62%      6.41%      6.57%      7.88%       5/1/91
--------------------------------------------------------------------------------
NEW BLENDED INDEX(1)       11.11%      6.00%      7.89%      9.68%         --
--------------------------------------------------------------------------------
OLD BLENDED INDEX          11.11%      5.98%      7.88%      9.67%         --
--------------------------------------------------------------------------------
S&P 500 INDEX(2)           15.79%      6.19%      8.42%     11.07%         --
--------------------------------------------------------------------------------
CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                  4.33%      5.10%      6.26%      7.01%         --
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE INDEX(2)          4.33%      5.06%      6.24%      6.97%         --
--------------------------------------------------------------------------------

(1) In September of 2006, the fund's blended index changed. The old blended index was represented by 60% of the S&P 500 Index and the remaining 40% was represented by the Lehman Brothers U.S. Aggregate Index. The new blended index is represented by 60% of the S&P 500 Index and the remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond Index. The
    fund's investment advisor believes this index better represents the fund's portfolio composition.

(2) Data provided by Lipper Inc. - A Reuters Company. (c)2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
3

VP Balanced - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
----------------------------------------------------------------------------------------------------
                     1997    1998    1999    2000     2001     2002    2003    2004    2005    2006
----------------------------------------------------------------------------------------------------
Class I             15.81%  15.77%  10.06%  -2.65%   -3.54%   -9.56%  19.46%   9.78%   4.93%   9.62%
----------------------------------------------------------------------------------------------------
New blended
index               23.60%  20.99%  12.00%  -1.01%   -3.68%   -9.88%  18.52%   8.36%   4.06%  11.11%
----------------------------------------------------------------------------------------------------
Old blended
index               23.62%  20.99%  12.00%  -1.00%   -3.71%   -9.82%  18.48%   8.30%   4.00%  11.11%
----------------------------------------------------------------------------------------------------
S&P 500 Index       33.36%  28.58%  21.04%  -9.10%  -11.89%  -22.10%  28.68%  10.88%   4.91%  15.79%
----------------------------------------------------------------------------------------------------
Citigroup US
Broad
Investment-Grade
Bond Index           9.62%   8.72%  -0.83%  11.59%    8.52%   10.09%   4.20%   4.48%   2.57%   4.33%
----------------------------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate
Index                9.65%   8.69%  -0.82%  11.63%    8.44%   10.25%   4.10%   4.34%   2.43%   4.33%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP Balanced - Portfolio Commentary

EQUITY PORTFOLIO MANAGERS: BILL MARTIN, TOM VAIANA, FEI ZOU

FIXED-INCOME PORTFOLIO MANAGERS: DAVE MACEWEN, BOB GAHAGAN, JIM KEEGAN, JEFF
HOUSTON, HANDO AGUILAR, BRIAN HOWELL, JOHN WALSH, DAN SHIFFMAN

PERFORMANCE SUMMARY

VP Balanced returned 9.62% for the 12 months ended December 31, 2006. Its new and old benchmarks (blended indices of 60% S&P 500 Index for both and 40%
Citigroup US Broad Investment-Grade Bond Index (BIG) for the new benchmark and
40% Lehman Brothers U.S. Aggregate Index for the old), both gained 11.11%. We believe the new benchmark better represents the portfolio's composition.

Strong stock market returns drove both the fund's and the benchmarks' absolute gains (see Market Perspective on page 2). On a relative basis, VP Balanced lagged the benchmarks largely as a result of security selection in the consumer discretionary and health care sectors of its stock portfolio.

MARKET PERSPECTIVE--BONDS
(CONTINUED FROM PAGE 2)

Like their stock counterparts, broad bond indices enjoyed a second-half surge in
2006, rebounding from their worst first half since 1999 to produce their seventh straight year of gains. As the Treasury yield curve flattened and inverted, demand for higher-yielding "spread" product (non-Treasury bonds) grew, boosting their returns. Securitized bonds were the top taxable bond performers, starting with mortgage-backed securities (MBS), and followed by commercial MBS (CMBS), and asset-backed securities (ABS). Government agency and corporate bonds also beat Treasurys. Treasury Inflation-Protected Securities (TIPS) underperformed conventional Treasurys as inflation pressures eased late in the year.

CONSUMER AND HEALTH CARE SELECTIONS DAMPENED STOCK RETURNS

Net of operating expenses, VP Balanced's stock portfolio returned approximately
14%, compared with the 15.79% return of the S&P 500. The portfolio trailed the index primarily because our consumer

VP BALANCED'S TOP TEN STOCK HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          HOLDINGS              500 INDEX
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           5.2%                  3.5%
--------------------------------------------------------------------------------
Citigroup Inc.                              3.8%                  2.2%
--------------------------------------------------------------------------------
Bank of America Corp.                       3.0%                  1.9%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              2.9%                  1.2%
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                        2.8%                  1.3%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                         2.6%                  0.9%
--------------------------------------------------------------------------------
Morgan Stanley                              2.3%                  0.7%
--------------------------------------------------------------------------------
Chevron Corp.                               2.1%                  1.3%
--------------------------------------------------------------------------------
Amgen Inc.                                  2.0%                  0.6%
--------------------------------------------------------------------------------
Goldman Sachs Group,
Inc. (The)                                  1.9%                  0.7%
--------------------------------------------------------------------------------

VP BALANCED'S TOP FIVE STOCK INDUSTRIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          HOLDINGS              500 INDEX
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                           11.2%                  8.1%
--------------------------------------------------------------------------------
Diversified Financial
Services                                   11.1%                  5.9%
--------------------------------------------------------------------------------
Capital Markets                             6.3%                  3.8%
--------------------------------------------------------------------------------
IT Services                                 5.3%                  2.3%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                  5.3%                  2.4%
--------------------------------------------------------------------------------

                                                                    (continued)

------
5

VP Balanced - Portfolio Commentary

discretionary and health care stocks underperformed their index counterparts.
Our stock selection among specialty retailers and auto components makers detracted the most from consumer discretionary results, while stock selection among biotechnology firms and an overweight in health care services providers had the biggest negative impact in health care. On the plus side, our picks in the industrials and information technology sectors were the biggest positive contributors to the portfolio's performance.

BOND PORTFOLIO WAS UNDERWEIGHT CORPORATES AND TREASURYS

Net of expenses, VP Balanced's bond holdings returned approximately 3.5% in
2006, compared with 4.3% for the Citigroup BIG and the Lehman Aggregate, a difference not attributable to investment factors (index returns are not reduced by expenses).

We added value by overweighting spread product in 2006. Though we underweighted one big spread sector--corporate bonds--those assets were shifted to another,
CMBS, which outperformed. We also held overweight positions in the securitized and agency sectors. This boosted portfolio returns, but was partially offset by drag produced by a small underweight in mortgage-backed securities (compared with the Citigroup BIG) and a small overweight position in TIPS. Also weighing on performance was the curve-steepening bias we had in place.

STARTING POINT FOR THE NEXT REPORT PERIOD

As of December 31, 2006, broad U.S. stock and bond indices had enjoyed four and seven straight years of gains, respectively. That raised concerns--particularly in the stock market--that we're due for a down year. 2007 promised to bring challenges. A continued economic slowdown appeared likely after several years of expansion, and corporate earnings growth was expected to decelerate. We continued to adhere to our emphasis on individual stock selection over sector weightings in the equity portfolio, and maintained our yield-curve steepening bias in the bond portion of the fund. Said portfolio manager Bill Martin: "Our focus remains on our disciplined investment approach--we believe it will produce favorable results over the long term."

KEY FIXED-INCOME PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Weighted Average
Maturity                                  5.9 years             6.2 years
--------------------------------------------------------------------------------
Average Duration
(modified)                                5.4 years             5.1 years
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Common Stocks                               61.8%                 60.9%
--------------------------------------------------------------------------------
U.S. Government Agency
Mortgage-Backed
Securities                                  14.4%                 12.8%
--------------------------------------------------------------------------------
Asset-Backed Securities
and Collateralized
Mortgage Obligations                        11.6%                 10.3%
--------------------------------------------------------------------------------
Corporate Bonds                              7.2%                  8.2%
--------------------------------------------------------------------------------
U.S. Government
Agency Securities                            4.9%                  5.1%
--------------------------------------------------------------------------------
U.S. Treasury Securities                     4.2%                  4.6%
--------------------------------------------------------------------------------
Other Securities                             1.6%                  0.4%
--------------------------------------------------------------------------------
Cash and Equilavents*                       (5.7)%                (2.3)%
--------------------------------------------------------------------------------
*Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      7/1/06 -        EXPENSE
                        7/1/06         12/31/06         12/31/06        RATIO*
--------------------------------------------------------------------------------
VP BALANCED CLASS I SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual                  $1,000         $1,081.90         $4.72          0.90%
--------------------------------------------------------------------------------
Hypothetical            $1,000         $1,020.67         $4.58          0.90%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 61.8%

AEROSPACE & DEFENSE -- 1.2%
--------------------------------------------------------------------------------
            2,642  Boeing Co.                                      $    234,715
--------------------------------------------------------------------------------
           23,636  Lockheed Martin Corp.(1)                           2,176,167
--------------------------------------------------------------------------------
                                                                      2,410,882
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.3%
--------------------------------------------------------------------------------
            1,150  FedEx Corporation                                    124,913
--------------------------------------------------------------------------------
            5,886  United Parcel Service, Inc.
                   Cl B                                                 441,332
--------------------------------------------------------------------------------
                                                                        566,245
--------------------------------------------------------------------------------
AIRLINES(2)
--------------------------------------------------------------------------------
            5,539  Southwest Airlines Co.                                84,857
--------------------------------------------------------------------------------
AUTO COMPONENTS(2)
--------------------------------------------------------------------------------
            3,238  ArvinMeritor Inc.(3)                                  59,029
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
--------------------------------------------------------------------------------
           15,063  Harley-Davidson, Inc.                              1,061,490
--------------------------------------------------------------------------------
BEVERAGES -- 1.1%
--------------------------------------------------------------------------------
           41,572  Coca-Cola Company (The)(1)                         2,005,849
--------------------------------------------------------------------------------
            3,251  PepsiCo, Inc.                                        203,350
--------------------------------------------------------------------------------
                                                                      2,209,199
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.4%
--------------------------------------------------------------------------------
           36,611  Amgen Inc.(1)(4)                                   2,500,898
--------------------------------------------------------------------------------
            4,939  Biogen Idec Inc.(4)                                  242,949
--------------------------------------------------------------------------------
                                                                      2,743,847
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.9%
--------------------------------------------------------------------------------
           11,591  Goldman Sachs Group, Inc.
                   (The)(1)                                           2,310,666
--------------------------------------------------------------------------------
           17,185  Lehman Brothers Holdings Inc.                      1,342,492
--------------------------------------------------------------------------------
           24,869  Mellon Financial Corp.                             1,048,228
--------------------------------------------------------------------------------
            2,090  Merrill Lynch & Co., Inc.                            194,579
--------------------------------------------------------------------------------
           34,735  Morgan Stanley(1)                                  2,828,470
--------------------------------------------------------------------------------
                                                                      7,724,435
--------------------------------------------------------------------------------
CHEMICALS -- 1.5%
--------------------------------------------------------------------------------
            3,703  Albemarle Corp.(3)                                   265,875
--------------------------------------------------------------------------------
           45,393  Celanese Corp., Series A(3)                        1,174,771
--------------------------------------------------------------------------------
           13,243  H.B. Fuller Company                                  341,934
--------------------------------------------------------------------------------
           46,716  Lyondell Chemical Co.                              1,194,529
--------------------------------------------------------------------------------
                                                                      2,977,109
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.7%
--------------------------------------------------------------------------------
              758  KeyCorp                                               28,827
--------------------------------------------------------------------------------
            1,002  U.S. Bancorp                                          36,262
--------------------------------------------------------------------------------
           34,428  Wells Fargo & Co.(1)                               1,224,260
--------------------------------------------------------------------------------
                                                                      1,289,349
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
--------------------------------------------------------------------------------
           25,031  Waste Management, Inc.                               920,390
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
           63,957  Cisco Systems Inc.(4)                           $  1,747,944
--------------------------------------------------------------------------------
           15,969  Motorola, Inc.                                       328,323
--------------------------------------------------------------------------------
                                                                      2,076,267
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.7%
--------------------------------------------------------------------------------
           77,944  Hewlett-Packard Co.(1)                             3,210,513
--------------------------------------------------------------------------------
           28,003  Lexmark International, Inc.
                   Cl A(1)(4)                                         2,049,820
--------------------------------------------------------------------------------
                                                                      5,260,333
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.4%
--------------------------------------------------------------------------------
            2,507  Chicago Bridge & Iron
                   Company New York Shares                               68,541
--------------------------------------------------------------------------------
            5,305  Foster Wheeler Ltd.(4)                               292,518
--------------------------------------------------------------------------------
            9,462  Granite Construction Inc.(3)                         476,128
--------------------------------------------------------------------------------
                                                                        837,187
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.9%
--------------------------------------------------------------------------------
           23,899  American Express Co.                               1,449,952
--------------------------------------------------------------------------------
           15,199  AmeriCredit Corp.(4)                                 382,559
--------------------------------------------------------------------------------
                                                                      1,832,511
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.5%
--------------------------------------------------------------------------------
           20,164  Temple-Inland Inc.                                   928,149
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 6.8%
--------------------------------------------------------------------------------
           68,363  Bank of America Corp.(1)                           3,649,900
--------------------------------------------------------------------------------
           83,843  Citigroup Inc.(1)                                  4,669,892
--------------------------------------------------------------------------------
           71,689  JPMorgan Chase & Co.(1)                            3,462,579
--------------------------------------------------------------------------------
           25,619  McGraw-Hill Companies, Inc.
                   (The)                                              1,742,604
--------------------------------------------------------------------------------
                                                                     13,524,975
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
--------------------------------------------------------------------------------
           37,164  AT&T Inc.                                          1,328,612
--------------------------------------------------------------------------------
           10,696  BellSouth Corp.                                      503,889
--------------------------------------------------------------------------------
              562  CenturyTel Inc.                                       24,537
--------------------------------------------------------------------------------
           18,598  Verizon Communications Inc.                          692,590
--------------------------------------------------------------------------------
                                                                      2,549,628
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT(2)
--------------------------------------------------------------------------------
              311  Acuity Brands Inc.                                    16,184
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS(2)
--------------------------------------------------------------------------------
            3,220  AVX Corp.(3)                                          47,624
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
--------------------------------------------------------------------------------
           11,192  Halliburton Co.                                      347,512
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.3%
--------------------------------------------------------------------------------
           27,104  Kroger Co. (The)                                     625,289
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
           12,335  Campbell Soup Co.                                    479,708
--------------------------------------------------------------------------------
           14,433  ConAgra Foods, Inc.                                  389,691
--------------------------------------------------------------------------------
           19,666  General Mills, Inc.                                1,132,762
--------------------------------------------------------------------------------
               65  Seaboard Corp.(3)                                    114,725
--------------------------------------------------------------------------------
                                                                      2,116,886
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.2%
--------------------------------------------------------------------------------
              768  Baxter International, Inc.                      $     35,628
--------------------------------------------------------------------------------
           22,990  Becton Dickinson & Co.(1)                          1,612,748
--------------------------------------------------------------------------------
           12,220  Hillenbrand Industries, Inc.(3)                      695,685
--------------------------------------------------------------------------------
                                                                      2,344,061
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 3.3%
--------------------------------------------------------------------------------
           22,575  AMERIGROUP Corporation(4)                            810,217
--------------------------------------------------------------------------------
           10,478  Humana Inc.(4)                                       579,538
--------------------------------------------------------------------------------
           38,300  McKesson Corp.(1)                                  1,941,811
--------------------------------------------------------------------------------
           23,673  UnitedHealth Group
                   Incorporated(1)                                    1,271,950
--------------------------------------------------------------------------------
           26,697  WellCare Health Plans Inc.(1)(4)                   1,839,423
--------------------------------------------------------------------------------
                                                                      6,442,939
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
--------------------------------------------------------------------------------
           13,398  Choice Hotels International Inc.                     564,055
--------------------------------------------------------------------------------
           10,141  McDonald's Corporation                               449,551
--------------------------------------------------------------------------------
                                                                      1,013,606
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
           14,634  Colgate-Palmolive Co.                                954,722
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 1.8%
--------------------------------------------------------------------------------
           67,123  AES Corp. (The)(1)(4)                              1,479,391
--------------------------------------------------------------------------------
           36,769  TXU Corp.(1)                                       1,993,247
--------------------------------------------------------------------------------
                                                                      3,472,638
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.4%
--------------------------------------------------------------------------------
           15,062  McDermott International, Inc.(4)                     766,053
--------------------------------------------------------------------------------
INSURANCE -- 2.9%
--------------------------------------------------------------------------------
            7,102  American Financial Group, Inc.                       255,033
--------------------------------------------------------------------------------
           16,503  Arch Capital Group Ltd.(4)                         1,115,768
--------------------------------------------------------------------------------
           26,352  Axis Capital Holdings Limited                        879,366
--------------------------------------------------------------------------------
           31,754  Berkley (W.R.) Corp.                               1,095,831
--------------------------------------------------------------------------------
           15,124  Chubb Corp.                                          800,211
--------------------------------------------------------------------------------
           33,159  Endurance Specialty Holdings
                   Ltd.                                               1,212,956
--------------------------------------------------------------------------------
           10,110  HCC Insurance Holdings, Inc.(3)                      324,430
--------------------------------------------------------------------------------
            2,886  Philadelphia Consolidated
                   Holding Co.(3)(4)                                    128,600
--------------------------------------------------------------------------------
                                                                      5,812,195
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.1%
--------------------------------------------------------------------------------
            5,564  Priceline.com Inc.(3)(4)                             242,646
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.1%
--------------------------------------------------------------------------------
           26,879  RealNetworks Inc.(3)(4)                              294,056
--------------------------------------------------------------------------------
IT SERVICES -- 3.3%
--------------------------------------------------------------------------------
           54,205  Accenture Ltd. Cl A                                2,001,790
--------------------------------------------------------------------------------
           36,723  Acxiom Corp.                                         941,945
--------------------------------------------------------------------------------
           36,284  International Business
                   Machines Corp.(1)                                  3,524,990
--------------------------------------------------------------------------------
                                                                      6,468,725
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
           10,491  Eastman Kodak Co.(3)                            $    270,668
--------------------------------------------------------------------------------
           55,449  Hasbro, Inc.(1)                                    1,510,985
--------------------------------------------------------------------------------
            4,622  Mattel, Inc.                                         104,735
--------------------------------------------------------------------------------
                                                                      1,886,388
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.5%
--------------------------------------------------------------------------------
           26,971  Applera Corporation - Applied
                   Biosystems Group                                     989,566
--------------------------------------------------------------------------------
MACHINERY -- 0.9%
--------------------------------------------------------------------------------
           15,222  Cummins Inc.                                       1,798,936
--------------------------------------------------------------------------------
MEDIA -- 1.7%
--------------------------------------------------------------------------------
           75,661  DIRECTV Group, Inc. (The)(1)(4)                    1,886,985
--------------------------------------------------------------------------------
            2,022  Omnicom Group Inc.                                   211,380
--------------------------------------------------------------------------------
           38,178  Walt Disney Co. (The)(1)                           1,308,360
--------------------------------------------------------------------------------
                                                                      3,406,725
--------------------------------------------------------------------------------
METALS & MINING -- 1.1%
--------------------------------------------------------------------------------
           11,711  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                      652,654
--------------------------------------------------------------------------------
           11,777  Nucor Corp.                                          643,731
--------------------------------------------------------------------------------
            8,065  Phelps Dodge Corp.                                   965,542
--------------------------------------------------------------------------------
                                                                      2,261,927
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 3.0%
--------------------------------------------------------------------------------
           83,573  Big Lots Inc.(3)(4)                                1,915,493
--------------------------------------------------------------------------------
           23,846  Dollar Tree Stores Inc.(4)                           717,765
--------------------------------------------------------------------------------
           37,050  Federated Department Stores,
                   Inc.(1)                                            1,412,717
--------------------------------------------------------------------------------
           28,317  Kohl's Corp.(1)(4)                                 1,937,732
--------------------------------------------------------------------------------
                                                                      5,983,707
--------------------------------------------------------------------------------
OFFICE ELECTRONICS(2)
--------------------------------------------------------------------------------
            5,394  Xerox Corp.(4)                                        91,428
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 6.9%
--------------------------------------------------------------------------------
           35,268  Chevron Corp.                                      2,593,256
--------------------------------------------------------------------------------
           37,232  EnCana Corp.                                       1,710,810
--------------------------------------------------------------------------------
           82,145  Exxon Mobil Corp.(1)                               6,294,771
--------------------------------------------------------------------------------
           21,976  Marathon Oil Corp.(1)                              2,032,780
--------------------------------------------------------------------------------
            8,569  Tesoro Corporation                                   563,583
--------------------------------------------------------------------------------
            9,642  Valero Energy Corp.                                  493,285
--------------------------------------------------------------------------------
                                                                     13,688,485
--------------------------------------------------------------------------------
PERSONAL PRODUCTS(2)
--------------------------------------------------------------------------------
              475  NBTY Inc.(3)(4)                                       19,746
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.0%
--------------------------------------------------------------------------------
            1,706  Abbott Laboratories                                   83,099
--------------------------------------------------------------------------------
            7,547  Johnson & Johnson                                    498,253
--------------------------------------------------------------------------------
           44,445  Merck & Co., Inc.(1)                               1,937,803
--------------------------------------------------------------------------------
           54,377  Pfizer Inc.(1)                                     1,408,364
--------------------------------------------------------------------------------
                                                                      3,927,519
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
              235  Burlington Northern Santa Fe
                   Corp.                                           $     17,345
--------------------------------------------------------------------------------
            1,097  Norfolk Southern Corp.                                55,168
--------------------------------------------------------------------------------
            1,254  Union Pacific Corp.                                  115,394
--------------------------------------------------------------------------------
                                                                        187,907
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------
           22,350  Amkor Technology Inc.(3)(4)                          208,749
--------------------------------------------------------------------------------
           12,620  Lam Research Corp.(4)                                638,824
--------------------------------------------------------------------------------
           11,565  Micron Technology, Inc.(4)                           161,447
--------------------------------------------------------------------------------
            3,943  Novellus Systems, Inc. (3)(4)                        135,718
--------------------------------------------------------------------------------
            9,659  NVIDIA Corp.(4)                                      357,480
--------------------------------------------------------------------------------
           39,961  ON Semiconductor Corp.(3)(4)                         302,505
--------------------------------------------------------------------------------
                                                                      1,804,723
--------------------------------------------------------------------------------
SOFTWARE -- 0.5%
--------------------------------------------------------------------------------
           21,473  BMC Software Inc.(4)                                 691,431
--------------------------------------------------------------------------------
            4,363  Cadence Design Systems Inc.(4)                        78,141
--------------------------------------------------------------------------------
              484  Microsoft Corporation                                 14,452
--------------------------------------------------------------------------------
           15,133  Oracle Corp.(4)                                      259,380
--------------------------------------------------------------------------------
                                                                      1,043,404
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.4%
--------------------------------------------------------------------------------
            6,094  American Eagle Outfitters, Inc.                      190,194
--------------------------------------------------------------------------------
           11,761  Group 1 Automotive, Inc.                             608,279
--------------------------------------------------------------------------------
           45,741  Office Depot, Inc.(4)                              1,745,934
--------------------------------------------------------------------------------
            4,639  OfficeMax Inc.                                       230,326
--------------------------------------------------------------------------------
                                                                      2,774,733
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 1.2%
--------------------------------------------------------------------------------
           16,917  Corus Bankshares Inc.(3)                             390,275
--------------------------------------------------------------------------------
            1,132  Downey Financial Corp.(3)                             82,161
--------------------------------------------------------------------------------
           12,109  FirstFed Financial Corp.(3)(4)                       810,940
--------------------------------------------------------------------------------
            6,936  Freddie Mac                                          470,954
--------------------------------------------------------------------------------
           12,571  Washington Mutual, Inc.                              571,855
--------------------------------------------------------------------------------
                                                                      2,326,185
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $100,267,822)                                                 122,212,397
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(5) -- 14.4%

       $   90,485  FHLMC, 7.00%, 11/1/13                                 92,988
--------------------------------------------------------------------------------
          121,566  FHLMC, 6.50%, 6/1/16                                 124,437
--------------------------------------------------------------------------------
          145,014  FHLMC, 6.50%, 6/1/16                                 148,439
--------------------------------------------------------------------------------
          932,427  FHLMC, 4.50%, 1/1/19                                 901,121
--------------------------------------------------------------------------------
           33,323  FHLMC, 6.50%, 1/1/28                                  34,209
--------------------------------------------------------------------------------
           22,665  FHLMC, 6.50%, 6/1/29                                  23,246
--------------------------------------------------------------------------------
           29,503  FHLMC, 8.00%, 7/1/30                                  31,014
--------------------------------------------------------------------------------
          873,257  FHLMC, 5.50%, 12/1/33                                865,177
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $6,980,000  FNMA, 5.50%, settlement
                   date 1/11/07(6)                                 $  6,899,296
--------------------------------------------------------------------------------
        5,541,621  FNMA, 6.00%, settlement
                   date 1/11/07(6)                                    5,579,719
--------------------------------------------------------------------------------
        2,772,000  FNMA, 6.50%, settlement
                   date 1/11/07(6)                                    2,824,839
--------------------------------------------------------------------------------
          110,155  FNMA, 5.50%, 12/1/08                                 110,037
--------------------------------------------------------------------------------
           10,714  FNMA, 6.50%, 11/1/11                                  10,971
--------------------------------------------------------------------------------
           10,355  FNMA, 6.00%, 4/1/13                                   10,520
--------------------------------------------------------------------------------
           25,685  FNMA, 6.00%, 4/1/13                                   26,094
--------------------------------------------------------------------------------
           12,458  FNMA, 6.00%, 5/1/13                                   12,656
--------------------------------------------------------------------------------
            9,808  FNMA, 6.50%, 6/1/13                                   10,046
--------------------------------------------------------------------------------
           47,640  FNMA, 6.50%, 6/1/13                                   48,800
--------------------------------------------------------------------------------
           17,013  FNMA, 6.00%, 7/1/13                                   17,284
--------------------------------------------------------------------------------
          129,062  FNMA, 6.00%, 1/1/14                                  131,119
--------------------------------------------------------------------------------
          494,507  FNMA, 4.50%, 5/1/19                                  477,781
--------------------------------------------------------------------------------
          477,946  FNMA, 4.50%, 5/1/19                                  461,780
--------------------------------------------------------------------------------
            7,271  FNMA, 6.50%, 1/1/28                                    7,467
--------------------------------------------------------------------------------
           26,188  FNMA, 7.00%, 1/1/28                                   27,054
--------------------------------------------------------------------------------
           67,277  FNMA, 6.50%, 1/1/29                                   69,075
--------------------------------------------------------------------------------
           67,222  FNMA, 7.50%, 7/1/29                                   70,179
--------------------------------------------------------------------------------
           28,262  FNMA, 7.50%, 9/1/30                                   29,438
--------------------------------------------------------------------------------
           76,037  FNMA, 6.50%, 1/1/32                                   77,867
--------------------------------------------------------------------------------
          583,897  FNMA, 5.50%, 6/1/33                                  578,127
--------------------------------------------------------------------------------
          998,340  FNMA, 5.50%, 7/1/33                                  988,476
--------------------------------------------------------------------------------
          468,929  FNMA, 5.50%, 8/1/33                                  464,296
--------------------------------------------------------------------------------
        2,279,934  FNMA, 5.00%, 11/1/33                               2,192,961
--------------------------------------------------------------------------------
        2,061,585  FNMA, 5.50%, 1/1/34(1)                             2,041,214
--------------------------------------------------------------------------------
        1,985,004  FNMA, 5.00%, 2/1/36                                1,917,623
--------------------------------------------------------------------------------
           72,143  GNMA, 7.00%, 4/20/26                                  74,346
--------------------------------------------------------------------------------
           44,031  GNMA, 7.50%, 8/15/26                                  46,036
--------------------------------------------------------------------------------
           16,792  GNMA, 7.00%, 2/15/28                                  17,358
--------------------------------------------------------------------------------
           34,051  GNMA, 7.50%, 2/15/28                                  35,579
--------------------------------------------------------------------------------
           28,106  GNMA, 6.50%, 3/15/28                                  28,930
--------------------------------------------------------------------------------
           28,146  GNMA, 6.50%, 3/15/28                                  28,971
--------------------------------------------------------------------------------
            3,509  GNMA, 6.50%, 5/15/28                                   3,612
--------------------------------------------------------------------------------
            5,454  GNMA, 6.50%, 5/15/28                                   5,614
--------------------------------------------------------------------------------
           17,039  GNMA, 7.00%, 12/15/28                                 17,614
--------------------------------------------------------------------------------
           21,115  GNMA, 8.00%, 12/15/29                                 22,402
--------------------------------------------------------------------------------
          147,494  GNMA, 7.00%, 5/15/31                                 152,473
--------------------------------------------------------------------------------
          651,194  GNMA, 5.50%, 11/15/32                                649,362
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $28,563,615)                                                   28,387,647
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS(5) -- 7.7%

       $  450,000  Banc of America Commercial
                   Mortgage Inc., Series 2004-2,
                   Class A3 SEQ, 4.05%,
                   11/10/38                                        $    431,913
--------------------------------------------------------------------------------
        4,687,632  Banc of America Commercial
                   Mortgage Inc. STRIPS -
                   COUPON, Series 2004-1,
                   Class XP, VRN, 0.65%, 1/1/07                          96,814
--------------------------------------------------------------------------------
          475,000  Bear Stearns Commercial
                   Mortgage Securities, Series
                   2006 BBA7, Class A1, VRN,
                   5.46%, 1/16/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.11% with no
                   caps (Acquired 6/5/06, Cost
                   $475,000)(7)                                         475,311
--------------------------------------------------------------------------------
        6,050,699  Bear Stearns Commercial
                   Mortgage Securities STRIPS -
                   COUPON, Series 2004 T16,
                   Class X2, VRN, 0.77%, 1/1/07                         190,706
--------------------------------------------------------------------------------
          800,000  Bear Stearns Commercial
                   Mortgage Securities Trust,
                   Series 2006 PW14, Class A4
                   SEQ, 5.20%, 12/1/38(3)                               790,876
--------------------------------------------------------------------------------
          700,000  COBALT CMBS Commercial
                   Mortgage Trust, Series
                   2006 C1, Class A4 SEQ,
                   5.22%, 8/15/48                                       692,220
--------------------------------------------------------------------------------
          112,582  Commercial Mortgage
                   Pass-Through Certificates,
                   Series 2005 F10A, Class A1,
                   VRN, 5.45%, 1/15/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.10% with no
                   caps (Acquired 3/18/05,
                   Cost $112,582)(7)                                    112,656
--------------------------------------------------------------------------------
          233,470  Commercial Mortgage
                   Pass-Through Certificates,
                   Series 2005 FL11, Class A1,
                   VRN, 5.50%, 1/16/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.15% with no
                   caps (Acquired 11/18/05,
                   Cost $233,470)(7)                                    233,694
--------------------------------------------------------------------------------
        1,161,436  FHLMC, Series 2527, Class BN
                   SEQ, 5.00%, 2/15/16                                1,153,055
--------------------------------------------------------------------------------
          798,725  FHLMC, Series 2567, Class OD,
                   5.00%, 8/15/15                                       793,741
--------------------------------------------------------------------------------
          512,985  FHLMC, Series 2937, Class KA,
                   4.50%, 12/15/14                                      508,304
--------------------------------------------------------------------------------
          122,000  FNMA, Series 2003-92,
                   Class PD, 4.50%, 3/25/17                             118,520
--------------------------------------------------------------------------------
        1,100,000  GMAC Commercial Mortgage
                   Securities, Inc., Series
                   2005 C1, Class A2 SEQ,
                   4.47%, 5/10/43(1)                                  1,076,613
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,605,000  Greenwich Capital Commercial
                   Funding Corp., Series
                   2005 GG5, Class A5, 5.22%,
                   4/10/37(3)                                      $  1,594,529
--------------------------------------------------------------------------------
          350,000  Greenwich Capital Commercial
                   Funding Corp., Series
                   2006 FL4A, Class A1, VRN,
                   5.44%, 1/5/07, resets monthly
                   off the 1-month LIBOR plus
                   0.09% with no caps (Acquired
                   12/14/06, Cost $350,000)(7)                          350,000
--------------------------------------------------------------------------------
          510,000  LB-UBS Commercial Mortgage
                   Trust, Series 2005 C2,
                   Class A2 SEQ, 4.82%, 4/15/30                         503,785
--------------------------------------------------------------------------------
          900,000  LB-UBS Commercial Mortgage
                   Trust, Series 2005 C3,
                   Class A3 SEQ, 4.65%, 7/30/30                         878,712
--------------------------------------------------------------------------------
        1,030,000  LB-UBS Commercial Mortgage
                   Trust, Series 2005 C3,
                   Class A5 SEQ, 4.74%, 7/15/30                         990,799
--------------------------------------------------------------------------------
          755,000  LB-UBS Commercial Mortgage
                   Trust, Series 2006 C1,
                   Class A4 SEQ, 5.16%, 2/15/31                         746,326
--------------------------------------------------------------------------------
           96,247  Lehman Brothers Floating
                   Rate Commercial Mortgage
                   Trust, Series 2005 LLFA,
                   Class A1, VRN, 5.45%,
                   1/15/07, resets monthly off
                   the 1-month LIBOR plus
                   0.10% with no caps (Acquired
                   7/25/05, Cost $96,247)(7)                             96,308
--------------------------------------------------------------------------------
          464,930  Lehman Brothers Floating
                   Rate Commercial Mortgage
                   Trust, Series 2006 LLFA,
                   Class A1, VRN, 5.43%,
                   1/16/07, resets monthly off
                   the 1-month LIBOR plus
                   0.08% with no caps (Acquired
                   8/7/06, Cost $464,930)(7)                            465,239
--------------------------------------------------------------------------------
           51,757  MASTR Alternative Loans Trust,
                   Series 2003-8, Class 4A1,
                   7.00%, 12/25/33                                       51,926
--------------------------------------------------------------------------------
          290,503  Merrill Lynch Floating Trust,
                   Series 2006-1, Class A1, VRN,
                   5.42%, 1/15/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.07% with no
                   caps (Acquired 10/31/06,
                   Cost $290,503)(7)                                    290,503
--------------------------------------------------------------------------------
          350,000  Morgan Stanley Capital I,
                   Series 2004 HQ3,
                   Class A2 SEQ, 4.05%, 1/13/41                         339,942
--------------------------------------------------------------------------------
          137,158  Morgan Stanley Capital I,
                   Series 2006 XLF, Class A1,
                   VRN, 5.44%, 1/16/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.09% with no
                   caps (Acquired 7/28/06,
                   Cost $137,158)(7)                                    137,255
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  332,259  Thornburg Mortgage Securities
                   Trust, Series 2006-5, Class A1,
                   VRN, 5.47%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.12% with
                   no caps                                         $    331,845
--------------------------------------------------------------------------------
        1,520,000  Wachovia Bank Commercial
                   Mortgage Trust, Series
                   2006 C23, Class A4, 5.42%,
                   1/15/45                                            1,527,934
--------------------------------------------------------------------------------
          275,000  Washington Mutual, Inc.,
                   Series 2005 AR4, Class A3,
                   4.59%, 4/25/35                                       269,759
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $15,318,723)                                                   15,249,285
--------------------------------------------------------------------------------
CORPORATE BONDS -- 7.2%

AEROSPACE & DEFENSE -- 0.3%
--------------------------------------------------------------------------------
          120,000  Honeywell International Inc.,
                   5.70%, 3/15/36                                       119,734
--------------------------------------------------------------------------------
           44,000  Lockheed Martin Corp., 6.19%,
                   9/1/36                                                46,390
--------------------------------------------------------------------------------
          190,000  United Technologies Corp.,
                   4.375%, 5/1/10                                       185,742
--------------------------------------------------------------------------------
          170,000  United Technologies Corp.,
                   6.05%, 6/1/36                                        179,706
--------------------------------------------------------------------------------
                                                                        531,572
--------------------------------------------------------------------------------
BEVERAGES -- 0.3%
--------------------------------------------------------------------------------
          170,000  Diageo Capital plc, 5.875%,
                   9/30/36                                              166,873
--------------------------------------------------------------------------------
          250,000  Miller Brewing Co., 4.25%,
                   8/15/08 (Acquired 1/6/04,
                   Cost $254,055)(7)                                    245,669
--------------------------------------------------------------------------------
          240,000  SABMiller plc, 6.20%, 7/1/11
                   (Acquired 6/27/06, Cost
                   $239,830)(7)                                         245,887
--------------------------------------------------------------------------------
                                                                        658,429
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
--------------------------------------------------------------------------------
          160,000  Genentech, Inc., 4.75%,
                   7/15/15                                              153,437
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.5%
--------------------------------------------------------------------------------
          175,000  Lehman Brothers Holdings
                   Inc., 5.00%, 1/14/11(3)                              173,566
--------------------------------------------------------------------------------
          120,000  Merrill Lynch & Co., Inc.,
                   4.25%, 2/8/10                                        116,688
--------------------------------------------------------------------------------
          215,000  Merrill Lynch & Co., Inc.,
                   4.79%, 8/4/10                                        212,247
--------------------------------------------------------------------------------
          200,000  Merrill Lynch & Co., Inc.,
                   6.05%, 5/16/16                                       207,378
--------------------------------------------------------------------------------
          130,000  Morgan Stanley, 4.00%,
                   1/15/10                                              125,877
--------------------------------------------------------------------------------
          100,000  Morgan Stanley, 4.25%,
                   5/15/10                                               96,715
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  130,000  Morgan Stanley, 5.05%,
                   1/21/11(3)                                      $    129,272
--------------------------------------------------------------------------------
                                                                      1,061,743
--------------------------------------------------------------------------------
CHEMICALS(2)
--------------------------------------------------------------------------------
           44,000  Dow Chemical Co. (The),
                   7.375%, 11/1/29                                       51,008
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.6%
--------------------------------------------------------------------------------
          170,000  Capital One Financial Corp.,
                   5.70%, 9/15/11                                       172,696
--------------------------------------------------------------------------------
          210,000  PNC Bank N.A., 4.875%,
                   9/21/17                                              199,337
--------------------------------------------------------------------------------
          115,000  PNC Funding Corp., 5.125%,
                   12/14/10                                             114,429
--------------------------------------------------------------------------------
          135,000  Wachovia Bank N.A., 4.80%,
                   11/1/14                                              129,624
--------------------------------------------------------------------------------
          210,000  Wachovia Bank N.A., 4.875%,
                   2/1/15                                               202,387
--------------------------------------------------------------------------------
          170,000  Wachovia Corp., 5.625%,
                   10/15/16                                             171,797
--------------------------------------------------------------------------------
          185,000  Wells Fargo & Co., 4.625%,
                   8/9/10                                               181,697
--------------------------------------------------------------------------------
                                                                      1,171,967
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
--------------------------------------------------------------------------------
          180,000  Waste Management, Inc.,
                   7.00%, 7/15/28                                       193,734
--------------------------------------------------------------------------------
CONSUMER FINANCE(2)
--------------------------------------------------------------------------------
           90,000  American Express Centurion
                   Bank, 4.375%, 7/30/09                                 88,438
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
--------------------------------------------------------------------------------
          300,000  Bank of America Corp.,
                   4.375%, 12/1/10                                      291,847
--------------------------------------------------------------------------------
          130,000  Bank of America N.A.,
                   6.00%, 10/15/36                                      134,314
--------------------------------------------------------------------------------
          190,000  Citigroup Inc., 5.00%,
                   9/15/14                                              185,808
--------------------------------------------------------------------------------
          100,000  Citigroup Inc., 6.125%,
                   8/25/36                                              104,493
--------------------------------------------------------------------------------
          120,000  General Electric Capital Corp.,
                   6.125%, 2/22/11                                      124,157
--------------------------------------------------------------------------------
          145,000  HSBC Finance Corp., 4.75%,
                   4/15/10(3)                                           143,169
--------------------------------------------------------------------------------
          125,000  HSBC Finance Corp., 4.625%,
                   9/15/10(3)                                           122,387
--------------------------------------------------------------------------------
          260,000  John Deere Capital Corp.,
                   4.50%, 8/25/08                                       256,777
--------------------------------------------------------------------------------
          300,000  JPMorgan Chase & Co.,
                   6.75%, 2/1/11                                        315,672
--------------------------------------------------------------------------------
                                                                      1,678,624
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
--------------------------------------------------------------------------------
          214,000  AT&T Corp., 7.30%, 11/15/11                          231,930
--------------------------------------------------------------------------------
          140,000  AT&T Inc., 6.80%, 5/15/36(3)                         149,298
--------------------------------------------------------------------------------
           44,000  BellSouth Corp., 6.875%,
                   10/15/31(3)                                           46,745
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $   90,000  Embarq Corp., 7.08%, 6/1/16                     $     91,778
--------------------------------------------------------------------------------
           70,000  Sprint Capital Corp., 6.875%,
                   11/15/28                                              70,268
--------------------------------------------------------------------------------
          150,000  Telecom Italia Capital SA,
                   4.00%, 1/15/10                                       143,334
--------------------------------------------------------------------------------
                                                                        733,353
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.4%
--------------------------------------------------------------------------------
          150,000  Carolina Power & Light Co.,
                   5.15%, 4/1/15                                        146,711
--------------------------------------------------------------------------------
          185,000  CenterPoint Energy Resources
                   Corp., 6.50%, 2/1/08                                 186,511
--------------------------------------------------------------------------------
          114,000  FirstEnergy Corp., 7.375%,
                   11/15/31                                             130,222
--------------------------------------------------------------------------------
          140,000  Florida Power Corp., 4.50%,
                   6/1/10                                               136,210
--------------------------------------------------------------------------------
          150,000  Southern California Edison Co.,
                   5.625%, 2/1/36                                       145,710
--------------------------------------------------------------------------------
           60,000  Toledo Edison Co., 6.15%,
                   5/15/37                                               59,263
--------------------------------------------------------------------------------
                                                                        804,627
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.2%
--------------------------------------------------------------------------------
          160,000  Wal-Mart Stores, Inc.,
                   4.125%, 7/1/10                                       155,140
--------------------------------------------------------------------------------
           44,000  Wal-Mart Stores, Inc.,
                   7.55%, 2/15/30                                        53,527
--------------------------------------------------------------------------------
          165,000  Wal-Mart Stores, Inc.,
                   5.25%, 9/1/35                                        152,056
--------------------------------------------------------------------------------
                                                                        360,723
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
          250,000  Cadbury Schweppes U.S.
                   Finance LLC, 3.875%, 10/1/08
                   (Acquired 6/14/05 - 10/17/06,
                   Cost $244,999)(7)                                    243,571
--------------------------------------------------------------------------------
           44,000  Kellogg Co., 7.45%, 4/1/31                            52,698
--------------------------------------------------------------------------------
           44,000  Kraft Foods Inc., 6.50%,
                   11/1/31                                               47,564
--------------------------------------------------------------------------------
                                                                        343,833
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
          220,000  Baxter Finco BV, 4.75%,
                   10/15/10                                             216,000
--------------------------------------------------------------------------------
          110,000  Boston Scientific Corp.,
                   6.40%, 6/15/16(3)                                    111,511
--------------------------------------------------------------------------------
                                                                        327,511
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
--------------------------------------------------------------------------------
          170,000  Royal Caribbean Cruises Ltd.,
                   7.00%, 6/15/13                                       173,883
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.1%
--------------------------------------------------------------------------------
          200,000  D.R. Horton, Inc., 7.875%,
                   8/15/11                                              215,108
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
--------------------------------------------------------------------------------
          430,000  General Electric Co., 5.00%,
                   2/1/13                                               425,778
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
INSURANCE -- 0.3%
--------------------------------------------------------------------------------
       $  250,000  Allstate Financial Global
                   Funding, 4.25%, 9/10/08
                   (Acquired 9/3/03, Cost
                   $249,510)(7)                                    $    246,090
--------------------------------------------------------------------------------
          130,000  Genworth Financial Inc.,
                   4.95%, 10/1/15                                       125,511
--------------------------------------------------------------------------------
          140,000  Prudential Financial, Inc.,
                   5.40%, 6/13/35                                       131,222
--------------------------------------------------------------------------------
                                                                        502,823
--------------------------------------------------------------------------------
MEDIA -- 0.5%
--------------------------------------------------------------------------------
          170,000  Comcast Corp., 5.90%,
                   3/15/16                                              170,785
--------------------------------------------------------------------------------
          290,000  Cox Communications, Inc.,
                   7.125%, 10/1/12                                      309,523
--------------------------------------------------------------------------------
          250,000  News America Holdings,
                   7.75%, 1/20/24                                       279,638
--------------------------------------------------------------------------------
           70,000  Time Warner Inc., 5.50%,
                   11/15/11                                              69,895
--------------------------------------------------------------------------------
           44,000  Time Warner Inc., 7.625%,
                   4/15/31                                               49,299
--------------------------------------------------------------------------------
           30,000  Time Warner Inc., 6.50%,
                   11/15/36                                              29,958
--------------------------------------------------------------------------------
                                                                        909,098
--------------------------------------------------------------------------------
METALS & MINING -- 0.3%
--------------------------------------------------------------------------------
           70,000  Alcan Inc., 4.50%, 5/15/13                            65,983
--------------------------------------------------------------------------------
          100,000  Reliance Steel & Aluminum Co.,
                   6.20%, 11/15/16 (Acquired
                   11/15/06, Cost $99,722)(7)                            99,447
--------------------------------------------------------------------------------
          120,000  Vale Overseas Ltd., 6.25%,
                   1/23/17                                              121,146
--------------------------------------------------------------------------------
          160,000  Xstrata Finance Canada Ltd.,
                   5.50%, 11/16/11 (Acquired
                   11/8/06-11/17/06, Cost
                   $160,118)(3)(7)                                      160,129
--------------------------------------------------------------------------------
           70,000  Xstrata Finance Canada Ltd.,
                   5.80%, 11/15/16 (Acquired
                   11/8/06, Cost $69,827)(7)                             69,927
--------------------------------------------------------------------------------
                                                                        516,632
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.4%
--------------------------------------------------------------------------------
          170,000  Consolidated Edison Co. of
                   New York, Inc., 5.50%,
                   9/15/16                                              170,074
--------------------------------------------------------------------------------
          250,000  Dominion Resources Inc.,
                   4.125%, 2/15/08                                      246,335
--------------------------------------------------------------------------------
          130,000  Dominion Resources Inc.,
                   4.75%, 12/15/10                                      127,124
--------------------------------------------------------------------------------
           70,000  Dominion Resources Inc.,
                   5.60%, 11/15/16                                       69,560
--------------------------------------------------------------------------------
          120,000  NiSource Finance Corp.,
                   5.25%, 9/15/17                                       112,695
--------------------------------------------------------------------------------
           95,000  Pacific Gas & Electric Co.,
                   6.05%, 3/1/34                                         96,134
--------------------------------------------------------------------------------
                                                                        821,922
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.1%
--------------------------------------------------------------------------------
       $  100,000  May Department Stores Co.
                   (The), 3.95%, 7/15/07                           $     99,040
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
--------------------------------------------------------------------------------
          120,000  Anadarko Petroleum Corp.,
                   5.95%, 9/15/16                                       120,471
--------------------------------------------------------------------------------
           70,000  Anadarko Petroleum Corp.,
                   6.45%, 9/15/36                                        70,969
--------------------------------------------------------------------------------
           44,000  ConocoPhillips Holding Co.,
                   6.95%, 4/15/29                                        50,128
--------------------------------------------------------------------------------
          114,000  Devon Financing Corp., ULC,
                   7.875%, 9/30/31                                      137,568
--------------------------------------------------------------------------------
          280,000  Enterprise Products Operating
                   L.P., 4.95%, 6/1/10(3)                               275,486
--------------------------------------------------------------------------------
          110,000  Enterprise Products Operating
                   L.P., 6.65%, 10/15/34                                112,166
--------------------------------------------------------------------------------
          260,000  Premcor Refining Group Inc.
                   (The), 6.125%, 5/1/11                                264,341
--------------------------------------------------------------------------------
          120,000  XTO Energy Inc., 5.30%,
                   6/30/15                                              116,294
--------------------------------------------------------------------------------
          120,000  XTO Energy Inc., 6.10%,
                   4/1/36                                               117,503
--------------------------------------------------------------------------------
                                                                      1,264,926
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
--------------------------------------------------------------------------------
          170,000  Abbott Laboratories, 5.875%,
                   5/15/16                                              175,420
--------------------------------------------------------------------------------
          100,000  Schering-Plough Corp., 5.55%,
                   12/1/13                                              100,432
--------------------------------------------------------------------------------
                                                                        275,852
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
--------------------------------------------------------------------------------
          170,000  ProLogis, 5.625%, 11/15/16                           169,046
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
          180,000  Burlington Northern Santa Fe
                   Corp., 6.20%, 8/15/36(3)                             186,089
--------------------------------------------------------------------------------
          110,000  Norfolk Southern Corp.,
                   5.64%, 5/17/29                                       106,612
--------------------------------------------------------------------------------
                                                                        292,701
--------------------------------------------------------------------------------
SOFTWARE -- 0.1%
------------------------------------------------------------------------
          235,000  Oracle Corp., 5.00%, 1/15/11                         232,844
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
--------------------------------------------------------------------------------
          275,000  Nextel Communications Inc.,
                   5.95%, 3/15/14                                       268,185
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $14,338,785)                                                   14,326,837
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 4.9%

          100,000  FHLB, 4.875%, 8/22/07                                 99,775
--------------------------------------------------------------------------------
        1,300,000  FHLB, 4.625%, 2/1/08(1)                            1,292,472
--------------------------------------------------------------------------------
        1,170,000  FHLB, 5.125%, 9/29/10(1)                           1,177,353
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  950,000  FHLMC, 5.00%, 9/16/08                           $    949,482
--------------------------------------------------------------------------------
          700,000  FHLMC, 5.50%, 3/28/16                                703,302
--------------------------------------------------------------------------------
        2,400,000  FHLMC, 5.30%, 5/12/20(1)                           2,295,931
--------------------------------------------------------------------------------
        1,025,000  FNMA, 6.625%, 9/15/09(1)                           1,067,931
--------------------------------------------------------------------------------
        2,200,000  FNMA, 5.80%, 2/9/26(1)                             2,182,490
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES
(Cost $9,782,440)                                                     9,768,736
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 4.2%

        1,770,000  U.S. Treasury Bonds, 8.125%,
                   8/15/21(3)                                         2,362,812
--------------------------------------------------------------------------------
        2,300,000  U.S. Treasury Bonds, 7.125%,
                   2/15/23(3)                                         2,863,861
--------------------------------------------------------------------------------
          300,000  U.S. Treasury Bonds, 6.125%,
                   11/15/27(3)                                          348,164
--------------------------------------------------------------------------------
        1,627,648  U.S. Treasury Inflation Indexed
                   Notes, 2.00%, 1/15/16(3)                           1,572,080
--------------------------------------------------------------------------------
          967,000  U.S. Treasury Notes, 4.625%,
                   10/31/11(3)                                          963,790
--------------------------------------------------------------------------------
          169,000  U.S. Treasury Notes, 4.875%,
                   8/15/16(3)                                           171,073
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $8,298,819)                                                     8,281,780
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(5) -- 3.9%

            1,883  ABSC Net Interest Margin,
                   Series 2004 HE5, Class A1,
                   5.00%, 8/27/34 (Acquired
                   6/22/04, Cost $1,878)(7)                               1,878
--------------------------------------------------------------------------------
          220,678  Accredited Mortgage Loan
                   Trust, Series 2006-1, Class A1,
                   VRN, 5.41%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.06% with
                   no caps                                              220,841
--------------------------------------------------------------------------------
          335,367  Accredited Mortgage Loan
                   Trust, Series 2006-2, Class A1,
                   VRN, 5.39%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.04% with
                   no caps                                              335,603
--------------------------------------------------------------------------------
          101,436  Ameriquest Mortgage
                   Securities Inc., Series 2006 R1,
                   Class A2A, VRN, 5.43%,
                   1/25/07, resets monthly off
                   the 1-month LIBOR plus
                   0.08% with no caps                                   101,513
--------------------------------------------------------------------------------
          311,418  Argent Securities Inc., Series
                   2006 M3, Class A2A, VRN,
                   5.40%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.05% with
                   no caps                                              311,618
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  732,569  Capital One Prime Auto
                   Receivables Trust, Series
                   2004-2, Class A4, VRN, 5.41%,
                   1/15/07, resets monthly off
                   the 1-month LIBOR plus
                   0.06% with no caps                              $    733,398
--------------------------------------------------------------------------------
          194,425  Centex Home Equity, Series
                   2006 A, Class AV1, VRN,
                   5.40%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.05% with
                   no caps                                              194,550
--------------------------------------------------------------------------------
          319,610  CNH Equipment Trust, Series
                   2004 A, Class A3A, VRN,
                   5.42%, 1/16/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.07% with
                   no caps                                              319,872
--------------------------------------------------------------------------------
           92,816  Countrywide Asset-Backed
                   Certificates, Series 2006 BC2,
                   Class 2A1, VRN, 5.39%,
                   1/25/07, resets monthly off
                   the 1-month LIBOR plus
                   0.04% with no caps                                    92,881
--------------------------------------------------------------------------------
          266,494  Countrywide Asset-Backed
                   Certificates, Series 2006-6,
                   Class 2A1, VRN, 5.42%,
                   1/25/07, resets monthly off
                   the 1-month LIBOR plus
                   0.07% with no caps                                   266,676
--------------------------------------------------------------------------------
          298,626  Countrywide Asset-Backed
                   Certificates, Series 2006-22,
                   Class 2A1, VRN, 5.40%,
                   1/25/07, resets monthly off
                   the 1-month LIBOR plus
                   0.05% with no caps                                   298,818
--------------------------------------------------------------------------------
          617,946  Credit-Based Asset Servicing
                   and Securitization, Series
                   2006 CB3, Class AV1, VRN,
                   5.41%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.06% with
                   no caps                                              618,376
--------------------------------------------------------------------------------
          494,024  First Franklin Mortgage Loan
                   Asset Backed Certificates,
                   Series 2006 FF11, Class 2A1,
                   VRN, 5.39%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.04% with
                   no caps                                              494,303
--------------------------------------------------------------------------------
          941,913  First Franklin Mortgage Loan
                   Asset Backed Certificates,
                   Series 2006 FF12, Class A2,
                   VRN, 5.39%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.04% with
                   no caps                                              942,446
--------------------------------------------------------------------------------
          115,722  IndyMac Residential Asset
                   Backed Trust, Series 2006 B,
                   Class 2A1, VRN, 5.41%,
                   1/25/07, resets monthly off
                   the 1-month LIBOR plus
                   0.06% with no caps                                   115,816
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $   97,975  Long Beach Mortgage Loan
                   Trust, Series 2006-2,
                   Class 2A1, VRN, 5.42%,
                   1/25/07, resets monthly off
                   the 1-month LIBOR plus
                   0.07% with no caps                              $     98,052
--------------------------------------------------------------------------------
          424,758  Long Beach Mortgage Loan
                   Trust, Series 2006-6,
                   Class 2A1, VRN, 5.39%,
                   1/25/07, resets monthly off
                   the 1-month LIBOR plus
                   0.04% with no caps                                   425,056
--------------------------------------------------------------------------------
          430,403  NovaStar Home Equity Loan,
                   Series 2005-4, Class A2A,
                   VRN, 5.44%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.09% with a cap
                   of 11.00%                                            430,714
--------------------------------------------------------------------------------
          100,000  Residential Asset Securities
                   Corp., Series 2004 KS2,
                   Class MI1, 4.71%, 3/25/34                             97,000
--------------------------------------------------------------------------------
          337,702  SLC Student Loan Trust,
                   Series 2006-2, Class A1, VRN,
                   5.34%, 3/15/07, resets
                   quarterly off the 3-month
                   LIBOR minus 0.02% with
                   no caps                                              337,596
--------------------------------------------------------------------------------
           41,747  SLM Student Loan Trust,
                   Series 2006-2, Class A1, VRN,
                   5.35%, 1/25/07, resets
                   quarterly off the 3-month
                   LIBOR minus 0.03% with
                   no caps                                               41,771
--------------------------------------------------------------------------------
          180,000  SLM Student Loan Trust,
                   Series 2006-5, Class A2, VRN,
                   5.37%, 1/25/07, resets
                   quarterly off the 3-month
                   LIBOR minus 0.01% with
                   no caps                                              180,109
--------------------------------------------------------------------------------
          425,000  SLM Student Loan Trust,
                   Series 2006-7, Class A1,
                   VRN, 5.34%, 1/25/07, resets
                   quarterly off the 3-month
                   LIBOR minus 0.04% with
                   no caps                                              425,107
--------------------------------------------------------------------------------
          250,000  SLM Student Loan Trust,
                   Series 2006-10, Class A2,
                   VRN, 5.39%, 1/25/07, resets
                   quarterly off the 3-month
                   LIBOR plus 0.01% with
                   no caps                                              250,005
--------------------------------------------------------------------------------
          507,362  Soundview Home Equity Loan
                   Trust, Series 2006-3, Class A1,
                   VRN, 5.39%, 1/25/07, resets
                   monthly off the 1-month
                   LIBOR plus 0.04% with
                   no caps                                              507,758
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $7,839,931)                                                     7,841,757
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
15

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 1.3%

       $1,100,000  Commonwealth of
                   Massachusetts Rev., 5.50%,
                   1/1/34 (FGIC)                                   $  1,332,694
--------------------------------------------------------------------------------
          300,000  Illinois GO, (Taxable Pension),
                   5.10%, 6/1/33                                        287,763
--------------------------------------------------------------------------------
          800,000  Sacramento City Financing
                   Auth. Rev., Series 2006 E,
                   (Master Lease Program
                   Facilities), 5.25%, 12/1/30
                   (Ambac)                                              927,440
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $2,492,142)                                                     2,547,897
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.3%

           44,000  Hydro Quebec, 8.40%,
                   1/15/22                                               57,253
--------------------------------------------------------------------------------
          270,000  Province of Quebec, 5.00%,
                   7/17/09                                              269,380
--------------------------------------------------------------------------------
          280,000  Republic of Italy, 4.00%,
                   6/16/08                                              275,443
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $605,937)                                                         602,076
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.4%

        4,700,000  FHLB Discount Notes, 4.80%,
                   1/2/07(1)(8)
(Cost $4,699,373)                                                     4,700,000
--------------------------------------------------------------------------------

                                                                       Value
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(9) -- 6.7%

REPURCHASE AGREEMENT
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 5.26%, dated
12/26/06, due 1/2/07 (Delivery value
$5,005,114)                                                        $  5,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, Barclays Bank plc,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 5.27%, dated 12/29/06,
due 1/2/07 (Delivery value $1,000,586)                                1,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, Citigroup Global
Markets Inc., (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 5.15%, dated
12/29/06, due 1/2/07 (Delivery value
$5,002,861)                                                           5,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 5.17%, dated
12/29/06, due 1/2/07 (Delivery value
$1,191,795)                                                           1,191,111
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch & Co.,
Inc., (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 5.10%, dated
12/29/06, due 1/2/07 (Delivery value
$1,000,567)                                                           1,000,000
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $13,191,111)                                                   13,191,111
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 114.8%
(Cost $205,398,698)                                                 227,109,523
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- (14.8)%                                              (29,307,919)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $197,801,604
================================================================================

FUTURES CONTRACTS

                                Expiration       Underlying Face     Unrealized
    Contracts Purchased            Date          Amount at Value     Gain (Loss)
--------------------------------------------------------------------------------
     92  U.S. Treasury
         2-Year Notes           March 2007          $18,770,875        $(55,003)
--------------------------------------------------------------------------------
     93  U.S. Treasury
         5-Year Notes           March 2007            9,770,812         (35,772)
--------------------------------------------------------------------------------
                                                    $28,541,687        $(90,775)
                                                ================================

                                Expiration       Underlying Face     Unrealized
      Contracts Sold               Date          Amount at Value     Gain (Loss)
--------------------------------------------------------------------------------
     57  U.S. Long Bond         March 2007          $ 6,351,938        $115,278
--------------------------------------------------------------------------------
    100  U.S. Treasury
         10-Year Notes          March 2007           10,746,875         108,595
--------------------------------------------------------------------------------
                                                    $17,098,813        $223,873
                                                ================================

See Notes to Financial Statements.                                  (continued)

------
16

VP Balanced - Schedule of Investments

DECEMBER 31, 2006

SWAP AGREEMENTS

                                                                                         Unrealized
Notional Amount              Description of Agreement                  Expiration Date   Gain (Loss)
----------------------------------------------------------------------------------------------------
CREDIT DEFAULT
----------------------------------------------------------------------------------------------------
  $2,430,000    Pay quarterly a fixed rate equal to 0.45% multiplied    December 2010     $(16,564)
                by the notional amount and receive from Deutsche
                Bank AG upon each default event of one of the
                issues of Dow Jones CDX N.A. Investment Grade 5,
                par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
   1,950,000    Pay quarterly a fixed rate equal to 0.85% multiplied    December 2010      (17,564)
                by the notional amount and receive from Barclays
                Capital, Inc. upon each default event of one of the
                issues of Dow Jones CDX N.A. Investment Grade 5,
                par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
   2,200,000    Pay quarterly a fixed rate equal to 0.40% multiplied     June 2011          (9,317)
                by the notional amount and receive from Barclays
                Capital, Inc. upon each default event of one of the
                issues of Dow Jones CDX N.A. Investment Grade 6,
                par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
   1,200,000    Pay quarterly a fixed rate equal to 0.75% multiplied     June 2011          (3,150)
                by the notional amount and receive from Deutsche
                Bank AG upon each default event of one of the
                issues of Dow Jones CDX N.A. Investment Grade 6,
                par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
   3,400,000    Pay quarterly a fixed rate equal to 0.40% multiplied    December 2011       (9,813)
                by the notional amount and receive from Barclays
                Capital, Inc. upon each default event of one of the
                issues of Dow Jones CDX N.A. Investment Grade 7,
                par value of the proportional notional amount.
----------------------------------------------------------------------------------------------------
                                                                                          $(56,408)
                                                                                        ============

NOTES TO SCHEDULE OF INVESTMENTS

ABSC = Asset-Backed Securities Corp.

Ambac = Ambac Assurance Corporation

CDX = Credit Derivative Indexes

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective December 31, 2006.

(1) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(2) Industry is less than 0.05% of total net assets.

(3) Security, or a portion thereof, was on loan as of December 31, 2006.

(4) Non-income producing.

(5) Final maturity indicated, unless otherwise noted.

(6) Forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 2006, was
    $3,473,564, which represented 1.8% of total net assets.

(8) The rate indicated is the yield to maturity at purchase.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
17

Statement of Assets and Liabilities

DECEMBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $192,207,587) --
including $13,984,478 of securities on loan                        $213,918,412
-------------------------------------------------------------
Investments made with cash collateral received for
securities on loan, at value (cost of $13,191,111)                   13,191,111
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $205,398,698)        227,109,523
-------------------------------------------------------------
Cash                                                                     22,056
-------------------------------------------------------------
Receivable for investments sold                                          86,566
-------------------------------------------------------------
Receivable for variation margin on futures contracts                      9,386
-------------------------------------------------------------
Dividends and interest receivable                                       818,887
--------------------------------------------------------------------------------
                                                                    228,046,418
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan               13,191,111
-------------------------------------------------------------
Payable for investments purchased                                    16,845,194
-------------------------------------------------------------
Unrealized depreciation on swap agreements                               56,408
-------------------------------------------------------------
Accrued management fees                                                 152,101
--------------------------------------------------------------------------------
                                                                     30,244,814
--------------------------------------------------------------------------------

NET ASSETS                                                         $197,801,604
================================================================================
CLASS I CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                          100,000,000
================================================================================
Outstanding                                                          26,259,994
================================================================================

NET ASSET VALUE PER SHARE                                                 $7.53
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $162,471,163
-------------------------------------------------------------
Undistributed net investment income                                   4,077,936
-------------------------------------------------------------
Undistributed net realized gain on investment transactions            9,461,753
-------------------------------------------------------------
Net unrealized appreciation on investments                           21,790,752
--------------------------------------------------------------------------------
                                                                   $197,801,604
================================================================================

See Notes to Financial Statements.

------
18

Statement of Operations

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------------
Interest                                                            $ 3,980,779
-------------------------------------------------------------
Dividends (net of foreign taxes withheld of $938)                     1,889,731
-------------------------------------------------------------
Securities lending                                                       25,051
--------------------------------------------------------------------------------
                                                                      5,895,561
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------
Management fees                                                       1,791,134
-------------------------------------------------------------
Directors' fees and expenses                                              3,227
-------------------------------------------------------------
Other expenses                                                            2,855
--------------------------------------------------------------------------------
                                                                      1,797,216
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                          4,098,345
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  10,256,746
-------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                                         4,079,617
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              14,336,363
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $18,434,708
================================================================================

See Notes to Financial Statements.

------
19

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $  4,098,345    $  3,972,519
-----------------------------------------------
Net realized gain (loss)                             10,256,746      13,614,004
-----------------------------------------------
Change in net unrealized
appreciation (depreciation)                           4,079,617      (7,590,044)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            18,434,708       9,996,479
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income                           (3,925,628)     (3,907,910)
-----------------------------------------------
From net realized gains                             (13,158,123)        (83,021)
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (17,083,751)     (3,990,931)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                            23,601,362      14,448,858
-----------------------------------------------
Proceeds from reinvestment of distributions          17,083,751       3,990,931
-----------------------------------------------
Payments for shares redeemed                        (49,266,213)    (39,862,323)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      (8,581,100)    (21,422,534)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                (7,230,143)    (15,416,986)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 205,031,747     220,448,733
--------------------------------------------------------------------------------
End of period                                      $197,801,604    $205,031,747
================================================================================

Undistributed net investment income                  $4,077,936      $3,924,382
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                  3,269,763       1,987,844
-----------------------------------------------
Issued in reinvestment of distributions               2,472,323         550,473
-----------------------------------------------
Redeemed                                             (6,833,718)     (5,475,314)
--------------------------------------------------------------------------------
Net increase (decrease)                              (1,091,632)     (2,936,997)
================================================================================

See Notes to Financial Statements.

------
20

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund's assets in equity securities and the remaining assets in bonds and other fixed income securities. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll"

                                                                    (continued)

------
21

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the
Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps are recorded as unrealized appreciation (depreciation) on investments. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
22

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for the fund is as follows:

---------------------------------------
STRATEGY ASSETS
---------------------------------------
First $250 million           0.90%
---------------------------------------
Next $250 million            0.85%
---------------------------------------
Over $500 million            0.80%
---------------------------------------

The effective annual management fee for the fund for the year ended December 31,
2006 was 0.90%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchase of investment securities, excluding short-term investments, for the year ended December 31, 2006, totaled $370,960,738, of which $219,666,288 represented U.S. Treasury and Agency obligations.

Sales of investments securities, excluding short-term investments, for the year ended December 31, 2006, totaled $386,320,392, of which $215,892,836 represented
U.S. Treasury and Agency obligations.

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $205,710,556
================================================================================
Gross tax appreciation of investments                               $22,332,426
--------------------------------------------------------------
Gross tax depreciation of investments                                  (933,459)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $21,398,967
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
23

Notes to Financial Statements

DECEMBER 31, 2006

4. SECURITIES LENDING

As of December 31, 2006, securities in the fund valued at $13,984,478 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $14,307,179. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $1,816,141 of qualified dividend income for the fiscal year ended December 31, 2006.

The fund hereby designates $10,799,515 of capital gain distributions for the fiscal year ended December 31, 2006.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended December 31, 2006, of $1,977,923 qualify for the corporate dividends received deduction.

------
24

VP Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                  CLASS I
--------------------------------------------------------------------------------
                             2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $7.50      $7.28      $6.74      $5.81      $6.59
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)               0.16       0.14       0.13       0.11       0.16
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.51       0.21       0.52       0.98      (0.77)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.67       0.35       0.65       1.09      (0.61)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.15)     (0.13)     (0.11)     (0.16)     (0.17)
-------------------------
  From Net
  Realized Gains             (0.49)      --(1)        --         --         --
--------------------------------------------------------------------------------
  Total Distributions        (0.64)     (0.13)     (0.11)     (0.16)     (0.17)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $7.53      $7.50      $7.28      $6.74      $5.81
================================================================================
  TOTAL RETURN(2)             9.62%      4.93%      9.78%     19.46%     (9.56)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            0.90%      0.89%      0.90%      0.90%      0.90%
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            2.05%      1.86%      1.80%      1.85%      2.43%
-------------------------
Portfolio Turnover Rate        191%       191%       205%       142%       109%
-------------------------
Net Assets, End of Period
(in thousands)             $197,802   $205,032   $220,449   $214,841   $181,445
--------------------------------------------------------------------------------

(1) Per share amount was less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Balanced Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
26

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

                                                                    (continued)

------
27

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
28

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
29

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The old blended index's remaining 40% was represented by the Lehman Brothers U.S. Aggregate
Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities. However, the new blended index's remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond Index. The change in the blended index better represents the fund's portfolio composition.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a
market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of U.S.
government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

                                                                    (continued)

------
31

Index Definitions

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0702                     (c)2007 American Century Proprietary Holdings, Inc.
SH-ANN-52859             All rights reserved.

front cover]

American Century Variable Portfolios
Annual Report

December 31, 2006

[photo of winter scene]

VP Capital Appreciation Fund

[american century investments logo and text logo]

[inside front cover blank]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . . . 2

VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of chief investment officer]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the  12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation -- including pressures from soaring commodity prices -- in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. STOCK INDEX RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                               15.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                     9.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                     22.25%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                         15.26%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                                  10.66%
--------------------------------------------------------------------------------
Russell Midcap Value  Index                                  20.22%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                               18.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                    13.35%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                     23.48%
--------------------------------------------------------------------------------

------
2

VP Capital Appreciation - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                              ----------------------------------
                                    AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE      INCEPTION
                    1 YEAR    5 YEARS    10 YEARS      INCEPTION       DATE
--------------------------------------------------------------------------------
CLASS I             17.22%     7.88%       5.96%         8.24%       11/20/87
--------------------------------------------------------------------------------
RUSSELL MIDCAP
GROWTH INDEX(1)     10.66%     8.22%       8.62%     12.80%(2)          --
--------------------------------------------------------------------------------
(1) Data provided by Lipper Inc. -- A Reuters Company. (c) 2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 11/30/87, the date nearest the fund's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

VP Capital Appreciation - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
---------------------------------------------------------------------------------------------------
                  1997    1998    1999     2000     2001     2002    2003    2004    2005    2006
---------------------------------------------------------------------------------------------------
Class I          -3.26%  -2.16%  64.52%    9.03%  -28.07%  -21.20%  20.47%   7.58%  22.06%  17.22%
---------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index     22.54%  17.86%  51.29%  -11.75%  -20.15%  -27.41%  42.71%  15.48%  12.10%  10.66%
---------------------------------------------------------------------------------------------------
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

VP Capital Appreciation - Portfolio Commentary

PORTFOLIO MANAGERS: DAVID ROSE AND KURT STALZER

PERFORMANCE SUMMARY

VP Capital Appreciation returned 17.22% for all of 2006. By comparison, the fund's benchmark, the Russell Midcap Growth Index, returned 10.66%. This marked the second straight year the fund significantly outperformed its benchmark, after underperforming in 2003 and 2004.

The portfolio also performed very well in 2006 relative to the 8.66% average return of its Mid-Cap Growth Funds peer group, according to Lipper Inc. That performance ranked the portfolio third out of the 144 funds in its Lipper group for the year.*

In terms of absolute returns, every sector except financials contributed to performance. Relative to the benchmark, the portfolio's outperformance was led by stock selection and sector allocation decisions in telecommunication services, industrials, information technology, and energy stocks, among other sectors. However, the portfolio's return would have been even better but for our positioning in the health care and financials sectors.

NARROWER FOCUS AIDED RESULTS

In 2006, we increased the portfolio's concentration of assets in what we considered the most attractive investments. Our 10 largest holdings composed approximately 45% of the portfolio's assets, and the decision proved wise, as seven of those holdings ranked among the portfolio's top-10 contributors to relative and absolute returns.

By far the largest contributors to performance were stocks in the telecommunication services sector, where investments in wireless companies exposed to growing emerging market economies rang in strong results. Our largest holding, wireless phone company NII Holdings, was the leading contributor on continued strong subscriber growth.

Aircraft parts maker Precision Castparts was the portfolio's second-largest position and one of its leading contributors to relative and absolute returns.
It's a classic example of the type of company VP Capital Appreciation seeks: one displaying both significant share price momentum and accelerating earnings and revenue.

The leading contributor in the energy space was Aker Kvaerner, which benefited from global demand for the drilling rigs it manufactures. For the full year, the portfolio's energy holdings returned 27%, compared with -0.5% for this portion of the index. Another source of relative

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
NII Holdings, Inc. Cl B                  10.0%                  6.9%
--------------------------------------------------------------------------------
Precision Castparts Corp.                 6.4%                  4.5%
--------------------------------------------------------------------------------
Aker Kvaerner ASA ORD                     5.1%                  3.5%
--------------------------------------------------------------------------------
Alliance Data
Systems Corp.                             4.8%                  4.7%
--------------------------------------------------------------------------------
Caremark Rx Inc.                          3.8%                    --
--------------------------------------------------------------------------------
Nintendo Co., Ltd. ORD                    3.7%                    --
--------------------------------------------------------------------------------
Hologic, Inc.                             2.8%                  1.6%
--------------------------------------------------------------------------------
McDermott
International, Inc.                       2.7%                  1.9%
--------------------------------------------------------------------------------
America Movil SAB de
CV Series L ADR                           2.6%                  3.1%
--------------------------------------------------------------------------------
Millicom
International Cellular SA                 2.5%                    --
--------------------------------------------------------------------------------
*The Lipper Mid-Cap Growth Funds Average Returns returned 6.00% and 8.17% for the five- and ten-year periods ended December 31, 2006, respectively. The fund's
Lipper Rankings for the category were 31 out of 102 and 20 out of 23 for the five- and ten-year periods ended December 31, 2006, respectively.

(continued)

------
5

VP Capital Appreciation - Portfolio Commentary

outperformance was positioning in information technology stocks. For the period, the portfolio's IT holdings returned 20%, compared with 9% for the index's IT companies.

SHORTFALLS IN HEALTH CARE & FINANCIALS

Despite the portfolio's strong performance, the period held some disappointments. For example, stock selection in financials detracted from performance, and it hurt to be underweight in this winning sector. The largest detractor from performance on a sector basis was health care. An overweight position hurt in the second half of the year, as investors worried about what
Democratic control of Congress might mean in terms of additional oversight and regulation for the sector.

In addition, two of the portfolio's leading detractors on a relative and absolute basis were Aetna and Pharmaceutical Product Development. Aetna was hurt by rising medical service costs, though the firm reported a number of positive developments during the year. It was a similar story for Pharmaceutical Product
Development, a pharmaceutical contract research firm. We liked this stock because of its healthy pipeline of new business and strong outlook for 2007;
however, it lagged as the market rallied in the second half.

STARTING POINT FOR THE NEXT REPORT PERIOD

As fundamental, bottom-up managers, we focus on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe effective stock selection following a thorough review of fundamentals can position VP Capital Appreciation for solid long-term performance.

As of December 31, 2006, we continued to find attractive investment opportunities in the telecommunications sector, which was the portfolio's largest overweight position relative to the benchmark. At the same time, a slowdown in the economy--and the housing market in particular--limited opportunities in the consumer discretionary sector, which was the portfolio's largest underweight at year-end.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
Wireless Telecommunication
Services                                 16.2%                 10.0%
--------------------------------------------------------------------------------
Aerospace & Defense                      10.3%                  8.2%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                9.0%                 12.5%
--------------------------------------------------------------------------------
IT Services                               6.7%                  6.2%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                5.7%                  1.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
U.S. Common Stocks                       75.9%                 79.8%
--------------------------------------------------------------------------------
Foreign Common Stocks*                   23.7%                 19.1%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      99.6%                 98.9%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          0.7%                  1.7%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.3)%                (0.6)%
--------------------------------------------------------------------------------
*Includes depositary shares, dual listed securities and foreign  ordinary shares.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------
                                                              EXPENSES PAID
                               BEGINNING        ENDING        DURING PERIOD*  ANNUALIZED
                             ACCOUNT VALUE   ACCOUNT VALUE      7/1/06 -       EXPENSE
                                7/1/06         12/31/06         12/31/06        RATIO*
-----------------------------------------------------------------------------------------
VP CAPITAL APPRECIATION CLASS I SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------------
 Actual                         $1,000         $1,070.30          $5.27         1.01%
-----------------------------------------------------------------------------------------
 Hypothetical                   $1,000         $1,020.11          $5.14         1.01%
-----------------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over  the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Capital Appreciation - Schedule of Investments

DECEMBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 10.3%
--------------------------------------------------------------------------------
    310,185    BE Aerospace, Inc.(1)                            $    7,965,551
--------------------------------------------------------------------------------
     32,300    Boeing Co.                                            2,869,532
--------------------------------------------------------------------------------
    278,400    Precision Castparts Corp.                            21,793,152
--------------------------------------------------------------------------------
     69,791    Spirit Aerosystems
               Holdings Inc. Cl A(1)                                 2,335,905
--------------------------------------------------------------------------------
                                                                    34,964,140
--------------------------------------------------------------------------------
BEVERAGES - 0.5%
--------------------------------------------------------------------------------
     94,600    C&C Group plc ORD                                     1,679,210
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.7%
--------------------------------------------------------------------------------
     53,517    CSL Ltd. ORD                                          2,763,216
--------------------------------------------------------------------------------
     25,000    Digene Corp.(1)                                       1,198,000
--------------------------------------------------------------------------------
     80,971    Gilead Sciences, Inc.(1)                              5,257,447
--------------------------------------------------------------------------------
                                                                     9,218,663
--------------------------------------------------------------------------------
CAPITAL MARKETS - 0.6%
--------------------------------------------------------------------------------
     31,200    Investment Technology
               Group Inc.(1)                                         1,337,856
--------------------------------------------------------------------------------
     17,943    Lazard Ltd. Cl A                                        849,422
--------------------------------------------------------------------------------
                                                                     2,187,278
--------------------------------------------------------------------------------
CHEMICALS - 2.8%
--------------------------------------------------------------------------------
     35,500    International Flavors
               & Fragrances Inc.                                     1,745,180
--------------------------------------------------------------------------------
    145,260    Monsanto Co.                                          7,630,508
--------------------------------------------------------------------------------
                                                                     9,375,688
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 1.6%
--------------------------------------------------------------------------------
     81,494    Corrections Corp.
               of America(1)                                         3,685,973
--------------------------------------------------------------------------------
     27,226    Resources
               Connection, Inc.(1)                                     866,876
--------------------------------------------------------------------------------
     37,000    TeleTech Holdings Inc.(1)                               883,560
--------------------------------------------------------------------------------
                                                                     5,436,409
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.5%
--------------------------------------------------------------------------------
     40,200    Research In Motion Ltd.(1)                            5,136,756
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.0%
--------------------------------------------------------------------------------
     99,243    Apple Computer, Inc.(1)                               8,419,776
--------------------------------------------------------------------------------
     53,400    Rackable Systems, Inc.(1)                             1,653,798
--------------------------------------------------------------------------------
                                                                    10,073,574
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 2.2%
--------------------------------------------------------------------------------
    135,878    Foster Wheeler Ltd.(1)                                7,492,313
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.5%
--------------------------------------------------------------------------------
     17,200    NYSE Group Inc.(1)                                    1,671,840
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 1.6%
--------------------------------------------------------------------------------
      3,000    Canon Electronics Inc. ORD                              104,335
--------------------------------------------------------------------------------
    136,281    Daktronics Inc.                                       5,021,955
--------------------------------------------------------------------------------
     11,999    Dolby Laboratories Inc. Cl A(1)                         372,209
--------------------------------------------------------------------------------
                                                                     5,498,499
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 9.0%
--------------------------------------------------------------------------------
     89,500    Acergy SA(1)                                     $    1,723,032
--------------------------------------------------------------------------------
    139,900    Aker Kvaerner ASA ORD                                17,461,689
--------------------------------------------------------------------------------
     30,400    Cameron International Corp.(1)                        1,612,720
--------------------------------------------------------------------------------
     21,000    Diamond Offshore Drilling, Inc.                       1,678,740
--------------------------------------------------------------------------------
     39,000    Dril-Quip Inc.(1)                                     1,527,240
--------------------------------------------------------------------------------
     55,000    Noble Corp.                                           4,188,250
--------------------------------------------------------------------------------
     61,100    Oceaneering International, Inc.(1)                    2,425,670
--------------------------------------------------------------------------------
                                                                    30,617,341
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 2.0%
--------------------------------------------------------------------------------
    158,589    CVS Corp.                                             4,901,986
--------------------------------------------------------------------------------
     77,604    Great Atlantic &
               Pacific Tea Co.(1)                                    1,997,527
--------------------------------------------------------------------------------
                                                                     6,899,513
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
-------------------------------------------------------------------------------
     48,085    Conceptus Inc.(1)                                     1,023,730
--------------------------------------------------------------------------------
    197,919    Hologic, Inc.(1)                                      9,357,610
--------------------------------------------------------------------------------
     44,552    Inverness Medical
               Innovations, Inc.(1)                                  1,724,162
--------------------------------------------------------------------------------
     34,900    Mentor Corp.                                          1,705,563
--------------------------------------------------------------------------------
                                                                    13,811,065
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 5.7%
--------------------------------------------------------------------------------
     73,600    AMN Healthcare
               Services, Inc.(1)                                     2,026,944
--------------------------------------------------------------------------------
    224,300    Caremark Rx Inc.                                     12,809,774
--------------------------------------------------------------------------------
     35,000    Health Net Inc.(1)                                    1,703,100
--------------------------------------------------------------------------------
     24,400    Healthways, Inc.(1)                                   1,164,124
--------------------------------------------------------------------------------
     31,100    Medco Health
               Solutions Inc.(1)                                     1,661,984
--------------------------------------------------------------------------------
                                                                    19,365,926
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 3.4%
--------------------------------------------------------------------------------
      1,837    InterContinental
               Hotels Group plc ADR                                     46,384
--------------------------------------------------------------------------------
     76,500    InterContinental
               Hotels Group plc ORD                                  1,890,988
--------------------------------------------------------------------------------
     39,500    International Game Technology                         1,824,900
--------------------------------------------------------------------------------
     86,900    Las Vegas Sands Corp.(1)                              7,775,812
--------------------------------------------------------------------------------
     14,837    Melco PBL Entertainment
               (Macau) Ltd. ADR(1)                                     315,435
--------------------------------------------------------------------------------
                                                                    11,853,519
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.5%
--------------------------------------------------------------------------------
    231,200    Consorcio ARA SA de CV ORD                            1,572,935
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 2.7%
--------------------------------------------------------------------------------
    180,543    McDermott International, Inc.(1)                      9,182,417
--------------------------------------------------------------------------------
INSURANCE - 3.1%
--------------------------------------------------------------------------------
     11,000    Assurant, Inc.                                          607,750
--------------------------------------------------------------------------------
     21,700    CNA Financial Corp.(1)                                  874,944
--------------------------------------------------------------------------------
     64,159    HCC Insurance Holdings, Inc.                          2,058,862
--------------------------------------------------------------------------------
    167,772    Loews Corp.                                           6,957,505
--------------------------------------------------------------------------------
                                                                    10,499,061
--------------------------------------------------------------------------------
See Notes to Financial Statements.

(continued)

------
8

VP Capital Appreciation - Schedule of Investments

DECEMBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.8%
--------------------------------------------------------------------------------
     59,071    Priceline.com Inc.(1)                            $    2,576,086
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.9%
--------------------------------------------------------------------------------
     84,446    Digital River Inc.(1)                                 4,711,243
--------------------------------------------------------------------------------
     70,337    ValueClick Inc.(1)                                    1,662,063
--------------------------------------------------------------------------------
                                                                     6,373,306
--------------------------------------------------------------------------------
IT SERVICES - 6.7%
--------------------------------------------------------------------------------
    258,717    Alliance Data Systems Corp.(1)                       16,162,052
--------------------------------------------------------------------------------
     17,500    Mastercard Inc. Cl A                                  1,723,575
--------------------------------------------------------------------------------
    139,900    VeriFone Holdings Inc.(1)                             4,952,460
--------------------------------------------------------------------------------
                                                                    22,838,087
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.3%
--------------------------------------------------------------------------------
     32,300    Aruze Corp. ORD                                         927,974
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 3.4%
--------------------------------------------------------------------------------
     14,200    Advanced Magnetics Inc.(1)                              848,024
--------------------------------------------------------------------------------
     37,255    Covance Inc.(1)                                       2,194,692
--------------------------------------------------------------------------------
     46,944    ICON plc ADR(1)                                       1,769,789
--------------------------------------------------------------------------------
    209,139    Pharmaceutical Product
               Development, Inc.                                     6,738,458
--------------------------------------------------------------------------------
                                                                    11,550,963
--------------------------------------------------------------------------------
MACHINERY - 0.4%
--------------------------------------------------------------------------------
     23,400    AGCO Corp.(1)                                           723,996
--------------------------------------------------------------------------------
      6,400    Deere & Co.                                             608,448
--------------------------------------------------------------------------------
                                                                     1,332,444
--------------------------------------------------------------------------------
MEDIA - 0.9%
--------------------------------------------------------------------------------
     37,812    Focus Media
               Holding Ltd. ADR(1)                                   2,510,339
--------------------------------------------------------------------------------
     23,500    Liberty Global, Inc. Cl A(1)                            685,025
--------------------------------------------------------------------------------
                                                                     3,195,364
--------------------------------------------------------------------------------
METALS & MINING - 1.6%
--------------------------------------------------------------------------------
     28,157    Allegheny Technologies Inc.                           2,553,277
--------------------------------------------------------------------------------
     38,400    RTI International Metals, Inc.(1)                     3,003,648
--------------------------------------------------------------------------------
                                                                     5,556,925
--------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.7%
--------------------------------------------------------------------------------
     54,900    American Oriental
               Bioengineering Inc.(1)                                  640,683
--------------------------------------------------------------------------------
     58,084    Bare Escentuals Inc.(1)                               1,804,670
--------------------------------------------------------------------------------
                                                                     2,445,353
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
PHARMACEUTICALS - 2.2%
--------------------------------------------------------------------------------
     67,000    Shire plc ADR                                    $    4,137,920
--------------------------------------------------------------------------------
    160,800    Shire plc ORD                                         3,335,415
--------------------------------------------------------------------------------
                                                                     7,473,335
--------------------------------------------------------------------------------
SOFTWARE - 3.9%
--------------------------------------------------------------------------------
     16,336    Micros Systems, Inc.(1)                                 860,907
--------------------------------------------------------------------------------
     48,200    Nintendo Co., Ltd. ORD                               12,511,593
--------------------------------------------------------------------------------
                                                                    13,372,500
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.3%
--------------------------------------------------------------------------------
     92,100    GameStop Corp. Cl A(1)                                5,075,631
--------------------------------------------------------------------------------
     42,050    Guess?, Inc.(1)                                       2,667,232
--------------------------------------------------------------------------------
                                                                     7,742,863
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
--------------------------------------------------------------------------------
    134,500    Burberry Group plc ORD                                1,700,538
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES - 16.2%
--------------------------------------------------------------------------------
    197,488    America Movil SAB de
               CV Series L ADR                                       8,930,407
--------------------------------------------------------------------------------
     23,800    Leap Wireless
               International, Inc.(1)                                1,415,386
--------------------------------------------------------------------------------
    139,550    Millicom International
               Cellular SA(1)                                        8,601,862
--------------------------------------------------------------------------------
    529,606    NII Holdings, Inc. Cl B(1)                           34,127,810
--------------------------------------------------------------------------------
    170,900    Reliance Communication
               Ventures Ltd. ORD(1)                                  1,825,800
--------------------------------------------------------------------------------
                                                                    54,901,265
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $252,059,729)                                                338,523,150
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 0.7%
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury
obligations, 4.625% - 8.75%, 3/31/08 - 5/15/20,
valued at $2,344,503), in a joint trading
account at 4.60%, dated 12/29/06, due 1/2/07
(Delivery value $2,301,176)
(Cost $2,300,000)                                                    2,300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES - 100.3%
(Cost $254,359,729)                                                340,823,150
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES - (0.3)%                                                  (938,037)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $339,885,113
================================================================================

See Notes to Financial Statements.

(continued)

------
9

VP Capital Appreciation - Schedule of Investments

DECEMBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
    Contracts to Sell      Settlement Date     Value     Unrealized Gain (Loss)
--------------------------------------------------------------------------------
  2,068,860  AUD for USD        1/31/07     $ 1,632,823      $ (12,202)
--------------------------------------------------------------------------------
    642,390  Euro for USD       1/31/07         848,966         (4,538)
--------------------------------------------------------------------------------
  2,080,808  GBP for USD        1/31/07       4,076,437         (5,544)
--------------------------------------------------------------------------------
966,555,000  JPY for USD        1/31/07       8,150,052          25,145
--------------------------------------------------------------------------------
 17,486,553  MXN for USD        1/31/07       1,616,520        (13,793)
--------------------------------------------------------------------------------
 64,902,310  NOK for USD        1/31/07      10,426,208        (85,847)
--------------------------------------------------------------------------------
                                           $ 26,751,006      $ (96,779)
                                          ======================================
(Value on Settlement Date $26,654,227)

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
AUD = Australian Dollar
GBP = British Pound
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

DECEMBER 31, 2006

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $254,359,729)         $340,823,150
------------------------------------------------------------
Cash                                                                320,073
------------------------------------------------------------
Receivable for investments sold                                   2,068,418
------------------------------------------------------------
Receivable for forward foreign currency exchange contracts           25,145
------------------------------------------------------------
Dividends and interest receivable                                    60,826
--------------------------------------------------------------------------------
                                                                343,297,612
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                 3,001,586
------------------------------------------------------------
Payable for forward foreign currency exchange contracts             121,924
------------------------------------------------------------
Accrued management fees                                             288,989
--------------------------------------------------------------------------------
                                                                  3,412,499
--------------------------------------------------------------------------------
NET ASSETS                                                     $339,885,113
================================================================================
CLASS I CAPITAL SHARES, $0.01 PAR VALUE
Authorized                                                      100,000,000
================================================================================
Outstanding                                                      31,024,976
================================================================================
NET ASSET VALUE PER SHARE                                            $10.96
================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------
Capital (par value and paid-in surplus)                        $304,285,526
------------------------------------------------------------
Accumulated net investment loss                                     (84,778)
------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions                                   (50,654,549)
------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                  86,338,914
--------------------------------------------------------------------------------
                                                               $339,885,113
================================================================================

See Notes to Financial Statements.

------
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------------
Dividends (net of foreign taxes withheld of $27,242)             $ 2,132,592
-------------------------------------------------------------
Interest                                                             136,506
--------------------------------------------------------------------------------
                                                                   2,269,098
--------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------
Management fees                                                    3,550,495
-------------------------------------------------------------
Directors' fees and expenses                                           5,692
-------------------------------------------------------------
Other expenses                                                         9,989
--------------------------------------------------------------------------------
                                                                   3,566,176
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,297,078)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment and foreign currency
transactions                                                      33,043,501
-------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on
investments and translation of assets and liabilities in
foreign currencies (net of foreign taxes withheld of $27,504)     18,423,822
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                           51,467,323
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                        $50,170,245
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2006           2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------
Net investment income (loss)                         $(1,297,078)   $(1,320,092)
--------------------------------------------------
Net realized gain (loss)                              33,043,501     41,135,385
--------------------------------------------------
Change in net unrealized
appreciation (depreciation)                           18,423,822     17,814,742
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                             50,170,245     57,630,035
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                             59,389,879     57,347,243
--------------------------------------------------
Payments for shares redeemed                        (101,037,213)   (48,266,678)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      (41,647,334)     9,080,565
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  8,522,911     66,710,600
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  331,362,202    264,651,602
--------------------------------------------------------------------------------
End of period                                       $339,885,113   $331,362,202
================================================================================
Accumulated undistributed
net investment income (loss)                            $(84,778)        $7,427
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                   5,744,792      6,778,117
--------------------------------------------------
Redeemed                                             (10,157,891)    (5,908,148)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the fund         (4,413,099)       869,969
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Capital Appreciation Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in common stocks that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a

(continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $48,984,729, which may be used to offset future taxable gains. Capital loss carryovers of $5,031,404 and
$43,953,325 expire in 2009 and 2010, respectively.

The fund has elected to treat $180,788 of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

(continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee schedule for the fund is as follows:

--------------------------------------
STRATEGY ASSETS
--------------------------------------
First $500 million           1.00%
--------------------------------------
Next $500 million            0.95%
--------------------------------------
Over $1 billion              0.90%
--------------------------------------

The effective annual management fee for the fund for the year ended December 31,
2006 was 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $769,283,549 and $813,258,821, respectively.

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                   $256,029,550
================================================================================
Gross tax appreciation of investments                              $86,913,812
---------------------------------------------------------------
Gross tax depreciation of investments                               (2,120,212)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $84,793,600
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

5. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
16

VP Capital Appreciation - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31

--------------------------------------------------------------------------------
                                                   CLASS I
--------------------------------------------------------------------------------
                               2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $9.35      $7.66      $7.12      $5.91      $7.50
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)               (0.04)     (0.04)     (0.04)     (0.04)     (0.04)
------------------------
  Net Realized and
  Unrealized Gain (Loss)       1.65       1.73       0.58       1.25      (1.55)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        1.61       1.69       0.54       1.21      (1.59)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $10.96      $9.35      $7.66      $7.12      $5.91
================================================================================
  TOTAL RETURN(1)            17.22%     22.06%      7.58%     20.47%   (21.20)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            1.00%      1.00%      1.00%      1.00%      1.00%
------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets          (0.37)%    (0.46)%    (0.57)%    (0.58)%    (0.55)%
------------------------
Portfolio Turnover Rate        218%       223%       262%       150%       124%
------------------------
Net Assets, End of
Period (in thousands)      $339,885   $331,362   $264,652   $285,394   $260,897
--------------------------------------------------------------------------------
(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the "Fund"), one
of the mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Capital Appreciation Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
18

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company  of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

(continued)

------
19

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
20

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
21

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
22

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
23

Notes

------
24

[inside back cover blank]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2007 American Century Proprietary Holdings, Inc. All rights reserved.

0702
SH-ANN-52863

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS

Annual Report
December 31, 2006

[photo of winter scene]

VP Income & Growth Fund

                               [american century investments logo and text logo]

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . . . . .2

VP INCOME & GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth--along with commodity prices, short-term interest rates, and inflation--surged early in the 12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation--including pressures from soaring commodity prices--in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. STOCK INDEX RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                               15.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                     9.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                     22.25%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                         15.26%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                                  10.66%
--------------------------------------------------------------------------------
Russell Midcap Value Index                                   20.22%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                               18.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                    13.35%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                     23.48%
--------------------------------------------------------------------------------

------
2

VP Income & Growth - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                            ----------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE        INCEPTION
                               1 YEAR       5 YEARS     INCEPTION         DATE
--------------------------------------------------------------------------------
CLASS I                        17.09%        7.62%        7.30%         10/30/97
--------------------------------------------------------------------------------
S&P 500 INDEX(1)               15.79%        6.19%        6.70%            --
--------------------------------------------------------------------------------
Class II                       16.81%          --         8.60%          5/1/02
--------------------------------------------------------------------------------
Class III                      17.09%          --        11.59%          6/26/02
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. (c)2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any
    Of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
3

VP Income & Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
----------------------------------------------------------------------------------------------------
               1997*    1998     1999     2000     2001     2002     2003     2004    2005     2006
----------------------------------------------------------------------------------------------------
Class I        7.80%   26.87%   18.02%  -10.62%   -8.35%  -19.37%   29.35%   12.99%   4.63%   17.09%
----------------------------------------------------------------------------------------------------
S&P 500 Index  7.72%   28.58%   21.04%   -9.10%  -11.89%  -22.10%   28.68%   10.88%   4.91%   15.79%
----------------------------------------------------------------------------------------------------
*From 10/30/97, Class I's inception date, to 12/31/97. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

VP Income & Growth - Portfolio Commentary

PORTFOLIO MANAGERS: JOHN SCHNIEDWIND, KURT BORGWARDT, ZILI ZHANG, AND LYNETTE
PANG

PERFORMANCE SUMMARY

VP Income & Growth posted a total return of 17.09%* in 2006, its best calendar-year return since 2003. By comparison, the portfolio's benchmark, the
S&P 500 Index, returned 15.79%. VP Income & Growth has a strong long-term performance record versus the S&P 500, outperforming the index in five of the last six years (see pages 3 and 4 for more performance information).

Every sector within the portfolio contributed positively to absolute performance in 2006, led by financial, energy, and health care stocks. Lagging sectors included information technology and consumer staples, which were the only segments of the portfolio to produce single-digit gains.

One of the key principles of our investment strategy is an emphasis on individual stock selection over sector weightings. In 2006, stock selection contributed significantly to the portfolio's outperformance of the S&P 500, particularly in the health care and energy sectors.

STRONG RESULTS IN HEALTH CARE

The health care stocks in the S&P 500 posted the lowest returns of any sector during the year, gaining just 7.5% as a group. In contrast, the portfolio's health care holdings delivered returns of more than 18% as stock selection among pharmaceutical firms and health care services providers added value.

The top contributor to relative performance in the health care sector was pharmaceutical maker Merck, one of the portfolio's largest overweight positions.
Although Merck's top-selling cholesterol drug, Zocor, lost patent protection in
June, the company benefited from FDA approval for several major new drugs, including a vaccine for cervical cancer and a drug that treats diabetes.

Among health services providers, the key component of our success was avoiding the worst performers. In particular, we did not own health care provider
UnitedHealth, which declined because of an investigation into possible stock options back-dating.

ENERGY AND INDUSTRIALS BOOSTED RETURNS

Energy stocks generated the best absolute returns in the portfolio in 2006, and stock selection in the sector augmented results relative to the S&P 500. We focused almost exclusively on energy producers, with very little expo-

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           5.4%                  4.8%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              4.8%                  3.6%
--------------------------------------------------------------------------------
Citigroup Inc.                              4.7%                  3.5%
--------------------------------------------------------------------------------
Bank of America Corp.                       3.4%                  3.4%
--------------------------------------------------------------------------------
Morgan Stanley                              3.4%                  2.8%
--------------------------------------------------------------------------------
Chevron Corp.                               2.6%                  4.6%
--------------------------------------------------------------------------------
Washington Mutual, Inc.                     2.6%                  3.0%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                         2.4%                  2.1%
--------------------------------------------------------------------------------
Pfizer Inc.                                 2.4%                  2.1%
--------------------------------------------------------------------------------
Goldman Sachs Group,
Inc. (The)                                  2.3%                  2.4%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Class I shares.

                                                                    (continued)

------
5

VP Income & Growth - Portfolio Commentary

sure to energy equipment and services stocks, and this approach paid off as production companies outperformed. The top contributors were Exxon Mobil, the portfolio's largest holding throughout the year, and Chevron, both of which gained more than 30% for the year.

The portfolio's industrial stocks also had a positive impact on relative performance. The best contributor in this sector was engine maker Cummins, which enjoyed higher profit margins amid strong industrial demand for its products.

TECHNOLOGY AND CONSUMER STOCKS DETRACTED

The worst-performing sector in the portfolio was information technology, and stock choices detracted further from performance relative to the benchmark index. Four of the 10 largest individual detractors from relative results were technology stocks, led by chipmaker Intel. A price war with rival AMD resulted in declining profit margins, weaker earnings, and lost market share. Internet services provider Earthlink was another noteworthy detractor, falling 36% as the company's transition from dial-up services to broadband and wireless hurt earnings.

The portfolio's consumer stocks were also a drag on relative performance. In the consumer staples sector, poultry producer Pilgrim's Pride reported a loss for the year thanks to plunging poultry prices. Missed opportunities weighed on relative results in the consumer discretionary sector--an underweight in cable companies, most notably Comcast, detracted as cable/internet/telephone packages attracted a significant amount of new subscribers.

STARTING POINT FOR THE NEXT REPORT PERIOD

The stock market ended 2006 with a four-year winning streak, but 2007 promised to bring some challenges for the market. A continued slowdown in the economy appeared likely after several years of expansion, and corporate earnings growth was expected to decelerate.

However, our focus remained on our disciplined, balanced investment approach, which we believe will produce favorable results over the long term.

VP INCOME & GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
International Business
Machines Corp.                              4.9%                  1.2%
--------------------------------------------------------------------------------
Morgan Stanley                              3.4%                  0.7%
--------------------------------------------------------------------------------
Citigroup Inc.                              4.7%                  2.2%
--------------------------------------------------------------------------------
Washington Mutual, Inc.                     2.6%                  0.3%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           5.4%                  3.5%
--------------------------------------------------------------------------------

VP INCOME & GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
General Electric Co.                        0.2%                  3.0%
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                   0.2%                  1.6%
--------------------------------------------------------------------------------
American International
Group, Inc.                                 0.1%                  1.5%
--------------------------------------------------------------------------------
Altria Group Inc.                           0.1%                  1.4%
--------------------------------------------------------------------------------
Cisco Systems Inc.                          0.2%                  1.3%
--------------------------------------------------------------------------------

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      7/1/06 -        EXPENSE
                        7/1/06         12/31/06         12/31/06        RATIO*
--------------------------------------------------------------------------------
VP INCOME & GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,138.50         $3.77          0.70%
--------------------------------------------------------------------------------
Class II                $1,000         $1,138.70         $5.12          0.95%
--------------------------------------------------------------------------------
Class III               $1,000         $1,138.50         $3.77          0.70%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,021.68         $3.57          0.70%
--------------------------------------------------------------------------------
Class II                $1,000         $1,020.42         $4.84          0.95%
--------------------------------------------------------------------------------
Class III               $1,000         $1,021.68         $3.57          0.70%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Income & Growth - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%

AEROSPACE & DEFENSE -- 2.1%
--------------------------------------------------------------------------------
           13,791  Lockheed Martin Corp.                           $  1,269,737
--------------------------------------------------------------------------------
          171,957  Northrop Grumman Corp.                            11,641,489
--------------------------------------------------------------------------------
           14,961  Raytheon Company                                     789,941
--------------------------------------------------------------------------------
                                                                     13,701,167
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.1%
--------------------------------------------------------------------------------
           16,736  FedEx Corporation                                  1,817,864
--------------------------------------------------------------------------------
           68,513  United Parcel Service, Inc.
                   Cl B                                               5,137,105
--------------------------------------------------------------------------------
                                                                      6,954,969
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
           52,396  Southwest Airlines Co.                               802,707
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.8%
--------------------------------------------------------------------------------
          273,412  ArvinMeritor Inc.                                  4,984,301
--------------------------------------------------------------------------------
           84,301  Magna International Inc. Cl A                      6,790,445
--------------------------------------------------------------------------------
                                                                     11,774,746
--------------------------------------------------------------------------------
BEVERAGES -- 0.1%
--------------------------------------------------------------------------------
            7,001  Coca-Cola Enterprises Inc.                           142,960
--------------------------------------------------------------------------------
           15,796  Pepsi Bottling Group Inc.                            488,255
--------------------------------------------------------------------------------
                                                                        631,215
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.1%
--------------------------------------------------------------------------------
           87,671  Amgen Inc.(1)                                      5,988,807
--------------------------------------------------------------------------------
           12,862  Cephalon, Inc.(1)                                    905,613
--------------------------------------------------------------------------------
           20,641  ImClone Systems Inc.(1)                              552,353
--------------------------------------------------------------------------------
                                                                      7,446,773
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
           40,430  USG Corp.(1)                                       2,215,564
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 6.6%
--------------------------------------------------------------------------------
           74,016  Goldman Sachs Group, Inc.
                   (The)                                             14,755,090
--------------------------------------------------------------------------------
           63,139  Lehman Brothers Holdings Inc.                      4,932,419
--------------------------------------------------------------------------------
           14,979  Merrill Lynch & Co., Inc.                          1,394,545
--------------------------------------------------------------------------------
          272,914  Morgan Stanley                                    22,223,386
--------------------------------------------------------------------------------
                                                                     43,305,440
--------------------------------------------------------------------------------
CHEMICALS -- 2.3%
--------------------------------------------------------------------------------
           57,124  Celanese Corp., Series A                           1,478,369
--------------------------------------------------------------------------------
           12,462  Eastman Chemical Company                             739,121
--------------------------------------------------------------------------------
           28,698  Georgia Gulf Corporation                             554,158
--------------------------------------------------------------------------------
          340,368  Lyondell Chemical Co.                              8,703,210
--------------------------------------------------------------------------------
          105,531  Westlake Chemical Corp.                            3,311,563
--------------------------------------------------------------------------------
                                                                     14,786,421
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.2%
--------------------------------------------------------------------------------
           22,277  Comerica Inc.                                      1,307,214
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
--------------------------------------------------------------------------------
           31,624  John H. Harland Company                            1,587,525
--------------------------------------------------------------------------------
           23,501  Labor Ready Inc.(1)                                  430,773
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

           30,043  R.R. Donnelley & Sons
                   Company                                         $  1,067,728
--------------------------------------------------------------------------------
                                                                      3,086,026
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
           37,103  Cisco Systems Inc.(1)                              1,014,025
--------------------------------------------------------------------------------
          101,982  Motorola, Inc.                                     2,096,750
--------------------------------------------------------------------------------
                                                                      3,110,775
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.7%
--------------------------------------------------------------------------------
          383,162  Hewlett-Packard Co.                               15,782,443
--------------------------------------------------------------------------------
            6,212  Imation Corporation                                  288,423
--------------------------------------------------------------------------------
           19,739  Lexmark International, Inc.
                   Cl A(1)                                            1,444,895
--------------------------------------------------------------------------------
                                                                     17,515,761
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.1%
--------------------------------------------------------------------------------
            4,874  Capital One Financial Corp.                          374,421
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.2%
--------------------------------------------------------------------------------
           25,762  Temple-Inland Inc.                                 1,185,825
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
           83,608  Building Materials Holding
                   Corp.                                              2,064,282
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 9.3%
--------------------------------------------------------------------------------
          419,170  Bank of America Corp.                             22,379,486
--------------------------------------------------------------------------------
          550,222  Citigroup Inc.                                    30,647,366
--------------------------------------------------------------------------------
          156,174  JPMorgan Chase & Co.                               7,543,204
--------------------------------------------------------------------------------
                                                                     60,570,056
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.3%
--------------------------------------------------------------------------------
          269,734  AT&T Inc.                                          9,642,991
--------------------------------------------------------------------------------
            6,473  Embarq Corp.                                         340,221
--------------------------------------------------------------------------------
          319,222  Verizon Communications Inc.                       11,887,827
--------------------------------------------------------------------------------
                                                                     21,871,039
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.4%
--------------------------------------------------------------------------------
           28,915  FirstEnergy Corp.                                  1,740,973
--------------------------------------------------------------------------------
           14,967  Progress Energy Inc.                                 734,580
--------------------------------------------------------------------------------
                                                                      2,475,553
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
--------------------------------------------------------------------------------
           55,783  Arrow Electronics, Inc.(1)                         1,759,954
--------------------------------------------------------------------------------
           67,907  Nam Tai Electronics, Inc.                          1,031,507
--------------------------------------------------------------------------------
           13,286  Tech Data Corp.(1)                                   503,141
--------------------------------------------------------------------------------
          247,864  Vishay Intertechnology, Inc.(1)                    3,356,078
--------------------------------------------------------------------------------
                                                                      6,650,680
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
--------------------------------------------------------------------------------
          220,202  Grey Wolf Inc.(1)                                  1,510,586
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.0%
--------------------------------------------------------------------------------
            2,945  Pantry Inc. (The)(1)                                 137,944
--------------------------------------------------------------------------------
          177,036  SUPERVALU, Inc.                                    6,329,037
--------------------------------------------------------------------------------
                                                                      6,466,981
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Income & Growth - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
            9,457  ConAgra Foods, Inc.                             $    255,339
--------------------------------------------------------------------------------
           53,221  Del Monte Foods Co.                                  587,028
--------------------------------------------------------------------------------
           83,258  General Mills, Inc.                                4,795,660
--------------------------------------------------------------------------------
              933  Seaboard Corp.                                     1,646,745
--------------------------------------------------------------------------------
                                                                      7,284,772
--------------------------------------------------------------------------------
GAS UTILITIES -- 0.5%
--------------------------------------------------------------------------------
            9,201  NICOR Inc.                                           430,607
--------------------------------------------------------------------------------
          112,122  UGI Corp.                                          3,058,688
--------------------------------------------------------------------------------
                                                                      3,489,295
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
           75,568  Becton Dickinson & Co.                             5,301,095
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 2.9%
--------------------------------------------------------------------------------
           21,008  Aetna Inc.                                           907,125
--------------------------------------------------------------------------------
           85,191  AMERIGROUP Corporation(1)                          3,057,505
--------------------------------------------------------------------------------
           15,110  AmerisourceBergen Corp.                              679,346
--------------------------------------------------------------------------------
           44,942  Apria Healthcare Group Inc.(1)                     1,197,704
--------------------------------------------------------------------------------
           71,531  Humana Inc.(1)                                     3,956,380
--------------------------------------------------------------------------------
          144,292  McKesson Corp.                                     7,315,605
--------------------------------------------------------------------------------
            5,551  Molina Healthcare Inc.(1)                            180,463
--------------------------------------------------------------------------------
           21,318  WellCare Health Plans Inc.(1)                      1,468,810
--------------------------------------------------------------------------------
                                                                     18,762,938
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
--------------------------------------------------------------------------------
           54,798  Darden Restaurants, Inc.                           2,201,236
--------------------------------------------------------------------------------
           96,508  McDonald's Corporation                             4,278,199
--------------------------------------------------------------------------------
                                                                      6,479,435
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.7%
--------------------------------------------------------------------------------
           42,200  Lennar Corp.                                       2,213,812
--------------------------------------------------------------------------------
           91,431  Newell Rubbermaid Inc.                             2,646,927
--------------------------------------------------------------------------------
            4,038  NVR, Inc.(1)                                       2,604,510
--------------------------------------------------------------------------------
          156,109  Tupperware Brands Corp.                            3,529,625
--------------------------------------------------------------------------------
                                                                     10,994,874
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.0%
--------------------------------------------------------------------------------
          179,263  Kimberly-Clark Corp.                              12,180,921
--------------------------------------------------------------------------------
           17,030  Procter & Gamble Co. (The)                         1,094,518
--------------------------------------------------------------------------------
                                                                     13,275,439
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 0.6%
--------------------------------------------------------------------------------
           75,073  TXU Corp.                                          4,069,707
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.6%
--------------------------------------------------------------------------------
           28,148  General Electric Co.                               1,047,387
--------------------------------------------------------------------------------
          102,215  Tyco International Ltd.                            3,107,336
--------------------------------------------------------------------------------
                                                                      4,154,723
--------------------------------------------------------------------------------
INSURANCE -- 4.2%
--------------------------------------------------------------------------------
          183,958  Ace, Ltd.                                         11,142,336
--------------------------------------------------------------------------------
           22,797  American Financial Group, Inc.                       818,640
--------------------------------------------------------------------------------
            8,839  American International Group,
                   Inc.                                                 633,403
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

           50,885  Arch Capital Group Ltd.(1)                      $  3,440,335
--------------------------------------------------------------------------------
           27,069  Aspen Insurance Holdings Ltd.                        713,539
--------------------------------------------------------------------------------
           58,233  Axis Capital Holdings Limited                      1,943,235
--------------------------------------------------------------------------------
           45,353  Chubb Corp.                                        2,399,627
--------------------------------------------------------------------------------
          140,265  Endurance Specialty Holdings
                   Ltd.                                               5,130,894
--------------------------------------------------------------------------------
           15,310  PartnerRe Ltd.                                     1,087,469
--------------------------------------------------------------------------------
            6,369  Zenith National Insurance Corp.                      298,770
--------------------------------------------------------------------------------
                                                                     27,608,248
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.5%
--------------------------------------------------------------------------------
          160,654  Expedia Inc.(1)                                    3,370,521
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.1%
--------------------------------------------------------------------------------
          511,004  EarthLink Inc.(1)                                  3,628,129
--------------------------------------------------------------------------------
           67,261  RealNetworks Inc.(1)                                 735,835
--------------------------------------------------------------------------------
          215,404  United Online, Inc.                                2,860,565
--------------------------------------------------------------------------------
                                                                      7,224,529
--------------------------------------------------------------------------------
IT SERVICES -- 6.6%
--------------------------------------------------------------------------------
          157,515  Accenture Ltd. Cl A                                5,817,029
--------------------------------------------------------------------------------
           89,094  Acxiom Corp.                                       2,285,261
--------------------------------------------------------------------------------
           62,365  Computer Sciences Corp.(1)                         3,328,420
--------------------------------------------------------------------------------
          326,073  International Business
                   Machines Corp.                                    31,677,992
--------------------------------------------------------------------------------
                                                                     43,108,702
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
           11,651  Eastman Kodak Co.                                    300,596
--------------------------------------------------------------------------------
           32,947  Hasbro, Inc.                                         897,806
--------------------------------------------------------------------------------
          103,198  Mattel, Inc.                                       2,338,466
--------------------------------------------------------------------------------
                                                                      3,536,868
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.9%
--------------------------------------------------------------------------------
          163,766  Applera Corporation - Applied
                   Biosystems Group                                   6,008,575
--------------------------------------------------------------------------------
MACHINERY -- 1.8%
--------------------------------------------------------------------------------
          102,217  Cummins Inc.                                      12,080,005
--------------------------------------------------------------------------------
MEDIA -- 1.0%
--------------------------------------------------------------------------------
           86,798  CBS Corp. Cl B                                     2,706,361
--------------------------------------------------------------------------------
           15,872  Idearc Inc.(1)                                       454,733
--------------------------------------------------------------------------------
            3,746  Liberty Media Corp. - Capital,
                   Series A(1)                                          367,033
--------------------------------------------------------------------------------
           23,610  Regal Entertainment Group                            503,365
--------------------------------------------------------------------------------
           69,458  Walt Disney Co. (The)                              2,380,326
--------------------------------------------------------------------------------
                                                                      6,411,818
--------------------------------------------------------------------------------
METALS & MINING -- 2.6%
--------------------------------------------------------------------------------
           46,754  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                    2,605,600
--------------------------------------------------------------------------------
           22,261  IPSCO Inc.                                         2,089,640
--------------------------------------------------------------------------------
           17,740  Nucor Corp.                                          969,668
--------------------------------------------------------------------------------
           49,660  Phelps Dodge Corp.                                 5,945,296
--------------------------------------------------------------------------------
           29,322  Quanex Corporation                                 1,014,248
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

VP Income & Growth - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------
           71,208  Steel Dynamics Inc.                             $  2,310,700
--------------------------------------------------------------------------------
           29,838  United States Steel Corp.                          2,182,351
--------------------------------------------------------------------------------
                                                                     17,117,503
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.5%
--------------------------------------------------------------------------------
           19,571  PG&E Corp.                                           926,295
--------------------------------------------------------------------------------
           71,373  Vectren Corp.                                      2,018,429
--------------------------------------------------------------------------------
                                                                      2,944,724
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.7%
--------------------------------------------------------------------------------
           58,104  Big Lots Inc.(1)                                   1,331,744
--------------------------------------------------------------------------------
           78,578  Federated Department Stores,
                   Inc.                                               2,996,179
--------------------------------------------------------------------------------
                                                                      4,327,923
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 13.1%
--------------------------------------------------------------------------------
          232,538  Chevron Corp.                                     17,098,518
--------------------------------------------------------------------------------
          177,348  ConocoPhillips                                    12,760,189
--------------------------------------------------------------------------------
           19,885  EnCana Corp.                                         913,716
--------------------------------------------------------------------------------
          460,918  Exxon Mobil Corp.                                 35,320,145
--------------------------------------------------------------------------------
           85,543  Marathon Oil Corp.                                 7,912,728
--------------------------------------------------------------------------------
           86,400  Occidental Petroleum Corp.                         4,218,912
--------------------------------------------------------------------------------
           36,917  Sunoco, Inc.                                       2,302,144
--------------------------------------------------------------------------------
           29,975  Tesoro Corporation                                 1,971,456
--------------------------------------------------------------------------------
           52,670  Valero Energy Corp.                                2,694,597
--------------------------------------------------------------------------------
                                                                     85,192,405
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.1%
--------------------------------------------------------------------------------
          238,532  Biovail Corp.                                      5,047,337
--------------------------------------------------------------------------------
          142,834  Johnson & Johnson                                  9,429,901
--------------------------------------------------------------------------------
          152,326  King Pharmaceuticals, Inc.(1)                      2,425,030
--------------------------------------------------------------------------------
          294,195  Merck & Co., Inc.                                 12,826,902
--------------------------------------------------------------------------------
          609,042  Pfizer Inc.                                       15,774,188
--------------------------------------------------------------------------------
           64,907  ViroPharma Inc.(1)                                   950,238
--------------------------------------------------------------------------------
                                                                     46,453,596
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.8%
--------------------------------------------------------------------------------
          141,267  CBL & Associates Properties,
                   Inc.                                               6,123,924
--------------------------------------------------------------------------------
          119,735  iStar Financial Inc.                               5,725,728
--------------------------------------------------------------------------------
                                                                     11,849,652
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.8%
--------------------------------------------------------------------------------
           23,557  Burlington Northern Santa Fe
                   Corp.                                              1,738,741
--------------------------------------------------------------------------------
           26,262  CSX Corporation                                      904,201
--------------------------------------------------------------------------------
           24,513  Norfolk Southern Corp.                             1,232,759
--------------------------------------------------------------------------------
           16,032  Union Pacific Corp.                                1,475,265
--------------------------------------------------------------------------------
                                                                      5,350,966
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
          141,579  Amkor Technology Inc.(1)                           1,322,348
--------------------------------------------------------------------------------
            3,887  Intel Corp.                                           78,712
--------------------------------------------------------------------------------
           22,596  Lam Research Corp.(1)                              1,143,810
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

           51,312  National Semiconductor Corp.                    $  1,164,782
--------------------------------------------------------------------------------
          110,918  OmniVision Technologies, Inc.(1)                   1,514,030
--------------------------------------------------------------------------------
            5,806  Texas Instruments Inc.                               167,213
--------------------------------------------------------------------------------
                                                                      5,390,895
--------------------------------------------------------------------------------
SOFTWARE -- 1.8%
--------------------------------------------------------------------------------
            2,853  BMC Software Inc.(1)                                  91,867
--------------------------------------------------------------------------------
          365,386  Microsoft Corporation                             10,910,425
--------------------------------------------------------------------------------
           22,851  Sybase, Inc.(1)                                      564,420
--------------------------------------------------------------------------------
                                                                     11,566,712
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.4%
--------------------------------------------------------------------------------
           76,247  AutoNation, Inc.(1)                                1,625,586
--------------------------------------------------------------------------------
           92,880  Barnes & Noble Inc.                                3,688,265
--------------------------------------------------------------------------------
           77,558  Group 1 Automotive, Inc.                           4,011,300
--------------------------------------------------------------------------------
                                                                      9,325,151
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
--------------------------------------------------------------------------------
           18,922  Brown Shoe Company, Inc.                             903,336
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 4.8%
--------------------------------------------------------------------------------
          103,023  Corus Bankshares Inc.                              2,376,741
--------------------------------------------------------------------------------
          105,282  Countrywide Financial
                   Corporation                                        4,469,221
--------------------------------------------------------------------------------
            2,652  FirstFed Financial Corp.(1)                          177,604
--------------------------------------------------------------------------------
          161,549  IndyMac Bancorp, Inc.                              7,295,553
--------------------------------------------------------------------------------
          370,518  Washington Mutual, Inc.                           16,854,864
--------------------------------------------------------------------------------
                                                                     31,173,983
--------------------------------------------------------------------------------
TOBACCO -- 0.1%
--------------------------------------------------------------------------------
            7,892  Altria Group Inc.                                    677,291
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
--------------------------------------------------------------------------------
          266,413  Sprint Nextel Corp.                                5,032,542
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $524,600,795)                                                 650,276,424
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.5%

       $3,100,000  FHLB Discount Notes, 4.80%,
                   1/2/07(2)
(Cost $3,099,586)                                                     3,100,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $527,700,381)                                                 653,376,424
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES(3)                                        (102,020)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $653,274,404
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

(3) Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

DECEMBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $527,700,381)             $653,376,424
-------------------------------------------------------------
Receivable for investments sold                                         110,982
-------------------------------------------------------------
Dividends and interest receivable                                       728,069
--------------------------------------------------------------------------------
                                                                    654,215,475
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                          548,685
-------------------------------------------------------------
Accrued management fees                                                 386,516
-------------------------------------------------------------
Distribution fees payable                                                 5,870
--------------------------------------------------------------------------------
                                                                        941,071
--------------------------------------------------------------------------------

NET ASSETS                                                         $653,274,404
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $523,801,477
-------------------------------------------------------------
Undistributed net investment income                                  11,648,108
-------------------------------------------------------------
Accumulated net realized loss on investment transactions             (7,851,224)
-------------------------------------------------------------
Net unrealized appreciation on investments                          125,676,043
--------------------------------------------------------------------------------
                                                                   $653,274,404
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $615,658,304
-------------------------------------------------------------
Shares outstanding                                                   71,313,761
-------------------------------------------------------------
Net asset value per share                                                 $8.63
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $27,777,638
-------------------------------------------------------------
Shares outstanding                                                    3,223,480
-------------------------------------------------------------
Net asset value per share                                                 $8.62
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $9,838,462
-------------------------------------------------------------
Shares outstanding                                                    1,139,556
-------------------------------------------------------------
Net asset value per share                                                 $8.63
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------------
Dividends (net of foreign taxes withheld of $13,032)               $ 16,609,461
-------------------------------------------------------------
Interest                                                                 61,219
--------------------------------------------------------------------------------
                                                                     16,670,680
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------
Management fees                                                       4,751,967
-------------------------------------------------------------
Distribution fees -- Class II                                            66,801
-------------------------------------------------------------
Directors' fees and expenses                                             11,529
-------------------------------------------------------------
Other expenses                                                            8,550
--------------------------------------------------------------------------------
                                                                      4,838,847
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                         11,831,833
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  57,685,943
-------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                                        37,715,897
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              95,401,840
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $107,233,673
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                      $  11,831,833    $ 14,703,673
----------------------------------------------
Net realized gain (loss)                             57,685,943      49,734,329
----------------------------------------------
Change in net unrealized
appreciation (depreciation)                          37,715,897     (27,597,376)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           107,233,673      36,840,626
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
----------------------------------------------
  Class I                                           (14,163,521)    (15,774,720)
----------------------------------------------
  Class II                                             (426,144)       (468,807)
----------------------------------------------
  Class III                                             (99,168)        (73,156)
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (14,688,833)    (16,316,683)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                    (245,059,530)    (49,539,619)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              (152,514,690)    (29,015,676)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 805,789,094     834,804,770
--------------------------------------------------------------------------------
End of period                                     $ 653,274,404    $805,789,094
================================================================================

Undistributed net investment income                 $11,648,108     $14,677,600
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $2,757,605 expiring in 2010, which may be used to offset future taxable gains.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for the fund is as follows:

------------------------------------------------
                       Class I, II & III
------------------------------------------------
Strategy Assets
------------------------------------------------
First $5 billion             0.700%
------------------------------------------------
Over $5 billion              0.650%
------------------------------------------------

The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 0.70%.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and

                                                                    (continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December
31, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $427,553,868 and $675,116,182, respectively.

For the year ended December 31, 2006, the fund incurred net realized gains of
$24,768,194 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $532,794,072
================================================================================
Gross tax appreciation of investments                              $126,798,352
------------------------------------------------------------
Gross tax depreciation of investments                                (6,216,000)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $120,582,352
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

                                                                    (continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:
--------------------------------------------------------------------------------
                                                   SHARES          AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006

SHARES AUTHORIZED                               300,000,000
================================================================================
Sold                                              7,269,030    $  56,654,260
------------------------------------------
Issued in reinvestment of distributions           1,898,595       14,163,521
------------------------------------------
Redeemed                                        (40,653,523)    (315,494,267)
--------------------------------------------------------------------------------
Net increase (decrease)                         (31,485,898)   $(244,676,486)
================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                               300,000,000
================================================================================
Sold                                             10,922,551    $  79,400,168
------------------------------------------
Issued in reinvestment of distributions           2,163,885       15,774,720
------------------------------------------
Redeemed                                        (20,434,407)    (148,333,050)
--------------------------------------------------------------------------------
Net increase (decrease)                          (7,347,971)   $ (53,158,162)
================================================================================
CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                590,568      $ 4,615,912
------------------------------------------
Issued in reinvestment of distributions              57,124          426,144
------------------------------------------
Redeemed                                         (1,139,010)      (8,829,875)
--------------------------------------------------------------------------------
Net increase (decrease)                            (491,318)     $(3,787,819)
================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                946,899      $ 6,870,425
------------------------------------------
Issued in reinvestment of distributions              64,308          468,807
------------------------------------------
Redeemed                                           (749,560)      (5,456,224)
--------------------------------------------------------------------------------
Net increase (decrease)                             261,647      $ 1,883,008
================================================================================
CLASS III
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                598,120      $ 4,980,918
------------------------------------------
Issued in reinvestment of distributions              13,293           99,168
------------------------------------------
Redeemed                                           (217,395)      (1,675,311)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                             394,018      $ 3,404,775
================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                513,079      $ 3,732,963
------------------------------------------
Issued in reinvestment of distributions              10,035           73,156
------------------------------------------
Redeemed                                           (280,969)      (2,070,584)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                             242,145      $ 1,735,535
================================================================================

(1) Net of redemption fees of $374.

(2) Net of redemption fees of $209.

                                                                    (continued)

------
18

Notes to Financial Statements

DECEMBER 31, 2006

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $14,688,833 of qualified dividend income for the fiscal year ended December 31, 2006.

For corporate taxpayers, $14,688,833 of the ordinary income distributions paid during the fiscal year ended December 31, 2006, qualify for the corporate dividends received deduction.

------
19

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                  CLASS I
--------------------------------------------------------------------------------
                             2006       2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $7.51      $7.32      $6.57      $5.16      $6.46
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)            0.14       0.13       0.14       0.10       0.08
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.12       0.20       0.71       1.38      (1.32)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.26       0.33       0.85       1.48      (1.24)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.14)     (0.14)     (0.10)     (0.07)     (0.06)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $8.63      $7.51      $7.32      $6.57      $5.16
================================================================================
  TOTAL RETURN(2)            17.09%      4.63%     12.99%     29.35%    (19.37)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            0.70%      0.70%      0.70%      0.70%      0.70%
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            1.75%      1.81%      2.08%      1.78%      1.32%
-------------------------
Portfolio Turnover Rate         63%        76%        75%        71%        72%
-------------------------
Net Assets, End of Period
(in thousands)             $615,658   $772,330   $805,904   $826,785   $614,424
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                 CLASS II
--------------------------------------------------------------------------------
                             2006       2005       2004       2003      2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $7.50      $7.30      $6.56      $5.15      $6.22
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(2)            0.12       0.11       0.13       0.09       0.05
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.12       0.22       0.69       1.39      (1.12)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.24       0.33       0.82       1.48      (1.07)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.12)     (0.13)     (0.08)     (0.07)        --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $8.62      $7.50      $7.30      $6.56      $5.15
================================================================================
  TOTAL RETURN(3)            16.81%      4.52%     12.57%     29.19%    (17.20)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.95%      0.95%      0.95%      0.95%   0.95%(4)
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            1.50%      1.56%      1.83%      1.53%   1.42%(4)
-------------------------
Portfolio Turnover Rate         63%        76%        75%        71%     72%(5)
-------------------------
Net Assets, End of Period
(in thousands)              $27,778    $27,857    $25,218    $14,370     $1,533
--------------------------------------------------------------------------------

(1) May 1, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
21

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                CLASS III
--------------------------------------------------------------------------------
                             2006       2005       2004       2003      2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $7.51      $7.32      $6.57      $5.16      $5.63
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(2)            0.13       0.13       0.15       0.11       0.04
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.13       0.20       0.70       1.37      (0.51)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.26       0.33       0.85       1.48      (0.47)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.14)     (0.14)     (0.10)     (0.07)        --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $8.63      $7.51      $7.32      $6.57      $5.16
================================================================================
  TOTAL RETURN(3)            17.09%      4.63%     12.99%     29.35%     (8.35)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.70%      0.70%      0.70%      0.70%   0.70%(4)
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            1.75%      1.81%      2.08%      1.75%   1.63%(4)
-------------------------
Portfolio Turnover Rate         63%        76%        75%        71%     72%(5)
-------------------------
Net Assets, End of Period
(in thousands)               $9,838     $5,601     $3,683     $1,669       $376
--------------------------------------------------------------------------------

(1) June 26, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Income & Growth Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
23

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

                                                                    (continued)

------
24

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
25

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
26

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II, and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold though insurance company separate accounts, additional fees may apply.

------
27

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
28

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available  for purchase.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to- book ratios and lower forecasted growth values.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
29

Notes

------
30

Notes

------
31

Notes

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0702                     (c)2007 American Century Proprietary Holdings, Inc.
SH-ANN-52860             All rights reserved.

[front cover]

American Century Variable Portfolios
Annual Report

December 31, 2006

[photo of winter scene]

VP International Fund

[american century investments logo and text logo]

[inside front cover blank]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   International Equity Total Returns . . . . . . . . . . . . . . . . . . . 2

VP INTERNATIONAL

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of chief investment officer]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, INTERNATIONAL EQUITY

ROBUST GAINS IN MOST MARKETS

Global equity markets demonstrated strength and resilience during 2006, with indices from the U.S.'s Dow Jones Industrials to Hong Kong's Hang Seng reaching record highs.

The gains were so robust that each of the world's 23 developed markets tracked by Morgan Stanley Capital International advanced, with all but Japan registering a double-digit gain. The MSCI EM Index, which tracks shares from 27 developing countries globally, also advanced, rebounding from a sharp correction that began in May to finish up 33%.

That kind of market vitality was remarkable in the face of continued high oil prices, geopolitical tensions in the Middle East, and interest-rate increases by central banks around the world.

STRONG GLOBAL ECONOMY

Developments in Europe were among the highlights of 2006. The $10 trillion economy of the dozen euro-sharing nations grew the most in six years during the second quarter of 2006. Europe also benefited from better-than-expected corporate earnings, a high level of merger-and-acquisition activity, and increased capital spending by many companies around the world. These developments helped several equity markets in Europe reach five-year highs.

Japan and other Asian markets also advanced in 2006, with the MSCI AC Asia
Pacific Index rising 16.49% (Japan represented 55% of the index as of December
31, 2006). Japan's growth was driven by the fastest pace of business investment in 16 years, a show of confidence that the economy has recovered from years of stagnation.

Among emerging markets, China's GDP has hovered around 10% for four years, and the historic changes there continue to dramatically impact the global economy.
Other developing countries also advanced, benefiting from continued high commodity prices, rising consumer income and demand, and continued economic and political reform.

SEEKING OPPORTUNITIES

The economic growth in many countries and increasing confidence among investors were testament to the resilience of international markets and the global economy. We believe there are significant opportunities abroad for investors, and our international team is dedicated to searching for companies to help drive investment performance.

INTERNATIONAL EQUITY TOTAL RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
MSCI Europe Index                                            33.72%
--------------------------------------------------------------------------------
MSCI EM Index                                                32.59%
--------------------------------------------------------------------------------
MSCI EAFE Index                                              26.34%
--------------------------------------------------------------------------------
MSCI World Free Index                                        20.07%
--------------------------------------------------------------------------------
MSCI Japan Index                                              6.24%
--------------------------------------------------------------------------------

------
2

VP International - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                  --------------------------------
                                      AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE        INCEPTION
                         1 YEAR   5 YEARS   10 YEARS    INCEPTION        DATE
--------------------------------------------------------------------------------
CLASS I                  25.03%   10.03%      8.18%       8.08%         5/1/94
--------------------------------------------------------------------------------
MSCI EAFE INDEX          26.34%   14.98%      7.71%    7.42%(1)           --
--------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX   22.32%   12.27%      5.07%    5.07%(1)           --
--------------------------------------------------------------------------------
Class II                 24.74%    9.85%         --       7.48%         8/15/01
--------------------------------------------------------------------------------
Class III                25.03%       --         --      11.24%         5/2/02
--------------------------------------------------------------------------------
Class IV                 24.86%       --         --      19.37%         5/3/04
--------------------------------------------------------------------------------
(1) Since 4/30/94, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
3

VP International - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
--------------------------------------------------------------------------------------------
            1997    1998    1999     2000     2001     2002    2003    2004    2005    2006
--------------------------------------------------------------------------------------------
Class I    18.63%  18.76%  64.04%  -16.83%  -29.17%  -20.37%  24.51%  14.92%  13.25%  25.03%
--------------------------------------------------------------------------------------------
MSCI
EAFE
Index       1.78%  20.00%  26.96%  -14.17%  -21.44%  -15.94%  38.59%  20.25%  13.54%  26.34%
--------------------------------------------------------------------------------------------
MSCI
EAFE
Growth
Index       2.10%  22.21%  29.46%  -24.52%  -24.58%  -16.02%  31.99%  16.13%  13.28%  22.32%
--------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP International - Portfolio Commentary

PORTFOLIO MANAGERS: ALEX TEDDER AND KEITH CREVELING

PERFORMANCE SUMMARY

VP International advanced 25.03%* during the 12 months ended December 31, 2006.
Its benchmark, the MSCI EAFE Index, returned 26.34%.

Strong global economic growth and the U.S. dollar's decline versus other currencies drove these gains. Every sector in which we invested contributed to the portfolio's total return, and all of our top-10 holdings on average during the period added value. But several portfolio sectors, notably materials, trailed their index counterparts, contributing to our underperformance versus the benchmark.

MANAGEMENT CHANGES

Portfolio manager Michael Perelstein left American Century on June 30, 2006.
Effective July 5, 2006, Alex Tedder joined Keith Creveling as a portfolio manager for VP International. Previously, Tedder was a managing director, head of international equities, and portfolio manager for Deutsche Asset Management
Ltd. from 1994 to 2005.

TELECOM LIFTED RELATIVE RETURNS

Our telecommunication services position made the largest contribution to relative returns versus the benchmark, due to effective security selection in the wireless industry. The portfolio benefited most from our overweight position in Telenor, a Norwegian phone company with global reach.

Two other companies in the telecom sector -- America Movil, which provides mobile phone service in Latin America, and China Mobile Ltd. -- were also among the top-10 contributors to relative performance. Both were non-benchmark positions, providing examples of how our research and analysis led us to opportunities beyond the index.

FINANCIALS SPURRED GAINS

Our financial holdings, which represented the portfolio's largest sector stake, outperformed those in the index and made the largest contribution to total return. The financial sector included the company that made the largest contribution to the portfolio's relative and absolute performance. Man Group, a
London-based fund manager, advanced 90.93% during the reporting period while reporting that profit increased 40% during the six months ended September 30,
2006.

SOME SETBACKS

Some of our investments lagged their counterparts in the index. An underweight position in the materials sector, particularly among metals and mining companies, slowed relative performance

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/06               6/30/06
--------------------------------------------------------------------------------
Roche Holding AG                          1.9%                  2.7%
--------------------------------------------------------------------------------
Groupe Danone                             1.8%                  1.3%
--------------------------------------------------------------------------------
ORIX Corp.                                1.8%                  1.5%
--------------------------------------------------------------------------------
Toyota Motor Corp.                        1.7%                  1.7%
--------------------------------------------------------------------------------
Total SA                                  1.6%                  1.8%
--------------------------------------------------------------------------------
Reckitt Benckiser plc                     1.5%                  1.7%
--------------------------------------------------------------------------------
Tesco plc                                 1.5%                    --
--------------------------------------------------------------------------------
Societe Generale                          1.4%                  1.3%
--------------------------------------------------------------------------------
Barclays plc                              1.4%                    --
--------------------------------------------------------------------------------
Novartis AG                               1.3%                  1.6%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Class I shares.

(continued)

------
5

VP International - Portfolio Commentary

most. Holdings in the chemicals industry also detracted, mostly due to a pullback among chemical companies in Japan, including Nitto Denko Corp. and JSR
Corp. Of the 10 companies that detracted most from relative performance, five were from Japan. Although our underweight materials position slowed performance, we questioned the sustainability of recent performance among some metals and mining companies, and remained underweight.

OPPORTUNITIES IN EMERGING MARKETS

While VP International invests primarily in large companies in developed countries, we have found opportunity in emerging markets among several companies that fulfill our criteria for sustainable revenue and earnings. They include
China Mobile, China Merchants Bank, India's Reliance Communication Ventures, and
CEZ AS, a power producer in the Czech Republic. Each of these securities contributed to absolute and relative returns.

STARTING POINT FOR THE NEXT REPORTING PERIOD

After year-end, portfolio manager Alex Tedder said, "Recent international equity performance has been remarkable, and we believe the economic, political, and demographic changes under way around the world will continue to create opportunity for investors. But we have to be prepared for changes in the investment and economic climate, and that's why we believe it's critically important to invest in companies based on strong fundamentals and their ability to produce sustainable revenue and earnings growth, regardless of market conditions."

As of December 31, 2006, we continued to see opportunities in the industrials sector, reflected in our overweight positions in electrical equipment companies such as Switzerland's ABB Ltd., one of the world's largest makers of power networks. ABB benefited from strong order flows generated by increased capital spending by companies worldwide.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
Foreign Common Stocks                    99.7%                 98.1%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          0.7%                  1.7%
--------------------------------------------------------------------------------
Other Assets
and Liabilities*                        (0.4)%                  0.2%
--------------------------------------------------------------------------------
*Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
United Kingdom                           17.6%                 12.4%
--------------------------------------------------------------------------------
Japan                                    16.7%                 23.2%
--------------------------------------------------------------------------------
Switzerland                              11.7%                  9.7%
--------------------------------------------------------------------------------
France                                    9.3%                 14.7%
--------------------------------------------------------------------------------
Germany                                   5.5%                  7.3%
--------------------------------------------------------------------------------
Australia                                 4.1%                  3.6%
--------------------------------------------------------------------------------
Italy                                     3.6%                  4.2%
--------------------------------------------------------------------------------
Spain                                     3.0%                  1.7%
--------------------------------------------------------------------------------
Netherlands                               2.9%                  3.4%
--------------------------------------------------------------------------------
Greece                                    2.4%                  3.0%
--------------------------------------------------------------------------------
India                                     2.4%                  0.7%
--------------------------------------------------------------------------------
Hong Kong                                 2.3%                  0.4%
--------------------------------------------------------------------------------
Norway                                    2.2%                  2.7%
--------------------------------------------------------------------------------
Finland                                   2.1%                    --
--------------------------------------------------------------------------------
Ireland                                   2.0%                  2.5%
--------------------------------------------------------------------------------
Other Countries                          11.9%                  8.6%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                   0.3%                  1.9%
--------------------------------------------------------------------------------
(+)Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
7

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                    EXPENSES PAID
                  BEGINNING         ENDING         DURING PERIOD*    ANNUALIZED
                ACCOUNT VALUE    ACCOUNT VALUE        7/1/06 -         EXPENSE
                   7/1/06          12/31/06           12/31/06         RATIO*
--------------------------------------------------------------------------------
VP INTERNATIONAL SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------
 Class I           $1,000          $1,160.60           $6.70           1.23%
-------------------------------------------------------------------------------
 Class II          $1,000          $1,158.30           $7.51           1.38%
-------------------------------------------------------------------------------
 Class III         $1,000          $1,160.60           $6.70           1.23%
-------------------------------------------------------------------------------
 Class IV          $1,000          $1,159.40           $7.51           1.38%
-------------------------------------------------------------------------------
HYPOTHETICAL
-------------------------------------------------------------------------------
 Class I           $1,000          $1,019.00           $6.26           1.23%
-------------------------------------------------------------------------------
 Class II          $1,000          $1,018.25           $7.02           1.38%
-------------------------------------------------------------------------------
 Class III         $1,000          $1,019.00           $6.26           1.23%
-------------------------------------------------------------------------------
 Class IV          $1,000          $1,018.25           $7.02           1.38%
-------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP International - Schedule of Investments

DECEMBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.7%
--------------------------------------------------------------------------------
AUSTRALIA - 4.1%
--------------------------------------------------------------------------------
   536,999    BHP Billiton Ltd.(1)                               $   10,730,961
--------------------------------------------------------------------------------
   100,440    CSL Ltd.                                                5,185,968
--------------------------------------------------------------------------------
   249,340    National Australia Bank Ltd.(1)                         7,956,424
--------------------------------------------------------------------------------
   321,070    QBE Insurance Group Limited                             7,316,277
--------------------------------------------------------------------------------
   110,330    Rio Tinto Ltd.(1)                                       6,474,810
--------------------------------------------------------------------------------
                                                                     37,664,440
--------------------------------------------------------------------------------
AUSTRIA - 1.0%
--------------------------------------------------------------------------------
   123,898    Erste Bank der
              Oesterreichischen Sparkassen AG                         9,462,803
--------------------------------------------------------------------------------
BELGIUM - 0.9%
--------------------------------------------------------------------------------
    66,770    KBC Groupe                                              8,186,321
--------------------------------------------------------------------------------
BRAZIL - 1.3%
--------------------------------------------------------------------------------
   111,310    Petroleo Brasileiro SA ADR                             11,463,817
--------------------------------------------------------------------------------
CZECH REPUBLIC - 0.9%
--------------------------------------------------------------------------------
   179,330    CEZ AS(2)                                               8,269,414
--------------------------------------------------------------------------------
DENMARK - 0.5%
--------------------------------------------------------------------------------
   111,000    Vestas Wind Systems AS(2)                               4,690,404
--------------------------------------------------------------------------------
FINLAND - 2.1%
--------------------------------------------------------------------------------
   215,290    Fortum Oyj                                              6,125,821
--------------------------------------------------------------------------------
   130,590    Kone Oyj(1)                                             7,400,544
--------------------------------------------------------------------------------
   104,310    Metso Oyj                                               5,264,238
--------------------------------------------------------------------------------
                                                                     18,790,603
--------------------------------------------------------------------------------
FRANCE - 9.3%
--------------------------------------------------------------------------------
   108,650    Accor SA(1)                                             8,417,069
--------------------------------------------------------------------------------
   292,545    AXA SA                                                 11,841,266
--------------------------------------------------------------------------------
    20,790    Essilor International SA
              Cie Generale D'Optique                                  2,234,793
--------------------------------------------------------------------------------
   109,160    Groupe Danone(1)                                       16,538,537
--------------------------------------------------------------------------------
    50,880    PPR SA(1)                                               7,601,253
--------------------------------------------------------------------------------
    74,639    Societe Generale(1)                                    12,667,720
--------------------------------------------------------------------------------
   201,830    Total SA(1)                                            14,556,854
--------------------------------------------------------------------------------
   145,920    Veolia Environnement(1)                                11,246,551
--------------------------------------------------------------------------------
                                                                     85,104,043
--------------------------------------------------------------------------------
GERMANY - 5.5%
--------------------------------------------------------------------------------
    39,460    Deutsche Boerse AG                                      7,260,622
--------------------------------------------------------------------------------
    78,121    Fresenius Medical Care AG                              10,410,026
--------------------------------------------------------------------------------
    62,699    Hochtief AG(1)                                          4,567,635
--------------------------------------------------------------------------------
    75,410    Hypo Real Estate Holding AG                             4,751,197
--------------------------------------------------------------------------------
    25,870    Munchener Ruckversicherungs-
              Gesellschaft AG                                         4,452,791
--------------------------------------------------------------------------------
    88,880    Linde AG(1)                                             9,179,849
--------------------------------------------------------------------------------
    77,760    SAP AG                                                  4,131,633
--------------------------------------------------------------------------------
    58,510    Siemens AG                                              5,802,204
--------------------------------------------------------------------------------
                                                                     50,555,957
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
GREECE - 2.4%
--------------------------------------------------------------------------------
   339,740    Hellenic Telecommunications
              Organization SA(2)                                 $   10,204,943
--------------------------------------------------------------------------------
   253,620    National Bank of Greece SA                             11,681,553
--------------------------------------------------------------------------------
                                                                     21,886,496
--------------------------------------------------------------------------------
HONG KONG - 2.3%
--------------------------------------------------------------------------------
   839,000    China Mobile Ltd.                                       7,248,520
--------------------------------------------------------------------------------
   554,000    Esprit Holdings Limited                                 6,185,826
--------------------------------------------------------------------------------
 1,942,400    Li & Fung Ltd.                                          6,043,272
--------------------------------------------------------------------------------
    80,174    Melco PBL Entertainment
              (Macau) Ltd. ADR(1)(2)                                  1,704,499
--------------------------------------------------------------------------------
                                                                     21,182,117
--------------------------------------------------------------------------------
INDIA - 2.4%
--------------------------------------------------------------------------------
   139,700    Infosys Technologies Ltd.                               7,095,043
--------------------------------------------------------------------------------
   767,400    Reliance Communication
              Ventures Ltd.(2)                                        8,198,473
--------------------------------------------------------------------------------
   235,780    Tata Consultancy Services Ltd.                          6,513,012
--------------------------------------------------------------------------------
                                                                     21,806,528
--------------------------------------------------------------------------------
IRELAND - 2.0%
--------------------------------------------------------------------------------
   406,063    Anglo Irish Bank Corp. plc                              8,419,015
--------------------------------------------------------------------------------
   119,730    Ryanair Holdings plc ADR(1)(2)                          9,757,995
--------------------------------------------------------------------------------
                                                                     18,177,010
--------------------------------------------------------------------------------
ITALY - 3.6%
--------------------------------------------------------------------------------
   355,960    Banco Popolare di
              Verona e Novara Scrl(1)                                10,217,676
--------------------------------------------------------------------------------
   196,900    ENI SpA                                                 6,621,202
--------------------------------------------------------------------------------
    57,630    Fastweb(1)                                              3,294,798
--------------------------------------------------------------------------------
   210,940    Luxottica Group SpA(1)                                  6,480,874
--------------------------------------------------------------------------------
   255,319    Saipem SpA                                              6,651,536
--------------------------------------------------------------------------------
                                                                     33,266,086
--------------------------------------------------------------------------------
JAPAN - 16.7%
--------------------------------------------------------------------------------
   391,000    Bank of Yokohama Ltd. (The)                             3,061,257
--------------------------------------------------------------------------------
   151,300    Canon, Inc.(1)                                          8,515,709
--------------------------------------------------------------------------------
   141,000    Daiei Inc. (The)(1)(2)                                  1,890,423
--------------------------------------------------------------------------------
    43,200    Fanuc Ltd.                                              4,253,226
--------------------------------------------------------------------------------
   673,310    iShares MSCI Japan Index Fund                           9,561,002
--------------------------------------------------------------------------------
   310,400    JTEKT Corp.                                             6,584,005
--------------------------------------------------------------------------------
       800    KDDI Corp.                                              5,423,387
--------------------------------------------------------------------------------
   185,000    Konami Corp.(1)                                         5,594,758
--------------------------------------------------------------------------------
   402,000    Matsushita Electric Works, Ltd.                         4,656,905
--------------------------------------------------------------------------------
   993,000    Mitsubishi Electric Corp.                               9,059,123
--------------------------------------------------------------------------------
       640    Mitsubishi UFJ
              Financial Group, Inc.                                   7,903,225
--------------------------------------------------------------------------------
    46,600    Murata Manufacturing Co. Ltd.                           3,151,294
--------------------------------------------------------------------------------
    28,000    Nintendo Co., Ltd.                                      7,268,145
--------------------------------------------------------------------------------
   899,000    Nippon Steel Corp.                                      5,165,625
--------------------------------------------------------------------------------
    55,770    ORIX Corp.                                             16,139,756
--------------------------------------------------------------------------------
   719,000    Sekisui Chemical Co. Ltd.                               5,731,948
--------------------------------------------------------------------------------
   145,400    Shin-Etsu Chemical Co., Ltd.                            9,734,863
--------------------------------------------------------------------------------
   508,000    Sumitomo Heavy Industries Ltd.                          5,334,341
--------------------------------------------------------------------------------
See Notes to Financial Statements.

(continued)

------
9

VP International - Schedule of Investments

DECEMBER 31, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
   269,000    Sumitomo Realty &
              Development Co. Ltd.                               $    8,632,224
--------------------------------------------------------------------------------
   478,000    Tokyo Tatemono Co. Ltd.(1)                              5,324,496
--------------------------------------------------------------------------------
   232,700    Toyota Motor Corp.                                     15,560,249
--------------------------------------------------------------------------------
    48,680    Yamada Denki Co. Ltd.                                   4,130,276
--------------------------------------------------------------------------------
                                                                    152,676,237
--------------------------------------------------------------------------------
MEXICO - 1.0%
--------------------------------------------------------------------------------
   199,790    America Movil SAB de
              CV Series L ADR                                         9,034,503
--------------------------------------------------------------------------------
NETHERLANDS - 2.9%
--------------------------------------------------------------------------------
    89,840    ASML Holding N.V.(1)(2)                                 2,233,790
--------------------------------------------------------------------------------
   268,920    ING Groep N.V. CVA                                     11,921,332
--------------------------------------------------------------------------------
   119,530    Koninklijke Philips
              Electronics N.V.                                        4,506,909
--------------------------------------------------------------------------------
   149,055    Royal Numico N.V.(1)                                    8,016,150
--------------------------------------------------------------------------------
                                                                     26,678,181
--------------------------------------------------------------------------------
NORWAY - 2.2%
--------------------------------------------------------------------------------
    53,109    Aker Kvaerner ASA(1)                                    6,628,827
--------------------------------------------------------------------------------
   229,820    Statoil ASA(1)                                          6,092,818
--------------------------------------------------------------------------------
   387,540    Telenor ASA                                             7,289,846
--------------------------------------------------------------------------------
                                                                     20,011,491
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA - 0.8%
--------------------------------------------------------------------------------
 3,573,000    China Merchants
              Bank Co. Ltd. Cl H(1)                                   7,570,217
--------------------------------------------------------------------------------
RUSSIAN FEDERATION - 0.5%
--------------------------------------------------------------------------------
    90,710    Mobile TeleSystems ADR                                  4,552,735
--------------------------------------------------------------------------------
SINGAPORE - 1.4%
--------------------------------------------------------------------------------
   535,000    Keppel Corp. Ltd.                                       6,139,201
--------------------------------------------------------------------------------
   506,000    United Overseas Bank Ltd.                               6,400,261
--------------------------------------------------------------------------------
                                                                     12,539,462
--------------------------------------------------------------------------------
SOUTH KOREA - 0.9%
--------------------------------------------------------------------------------
    12,860    Samsung Electronics                                     8,425,090
--------------------------------------------------------------------------------
SPAIN - 3.0%
--------------------------------------------------------------------------------
   427,897    Cintra Concesiones de
              Infraestructuras de
              Transporte SA(1)                                        7,171,907
--------------------------------------------------------------------------------
   179,350    Inditex SA(1)                                           9,659,610
--------------------------------------------------------------------------------
   480,180    Telefonica SA(1)                                       10,215,526
--------------------------------------------------------------------------------
                                                                     27,047,043
--------------------------------------------------------------------------------
SWEDEN - 1.6%
--------------------------------------------------------------------------------
   172,360    Swedbank AB A Shares                                    6,256,970
--------------------------------------------------------------------------------
 2,116,270    Telefonaktiebolaget LM
              Ericsson Cl B(1)                                        8,548,056
--------------------------------------------------------------------------------
                                                                     14,805,026
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
SWITZERLAND - 11.7%
--------------------------------------------------------------------------------
   634,500    ABB Ltd.(1)                                        $   11,374,979
--------------------------------------------------------------------------------
    14,840    Actelion Ltd.(2)                                        3,263,144
--------------------------------------------------------------------------------
   124,880    Adecco SA(1)                                            8,529,915
--------------------------------------------------------------------------------
   191,680    Compagnie Financiere
              Richemont AG Cl A                                     11,166,131
--------------------------------------------------------------------------------
   164,960    Credit Suisse Group                                    11,538,268
--------------------------------------------------------------------------------
   105,480    Holcim Ltd.                                             9,666,981
--------------------------------------------------------------------------------
    45,910    Julius Baer Holding AG                                  5,055,072
--------------------------------------------------------------------------------
   210,560    Novartis AG                                            12,136,396
--------------------------------------------------------------------------------
    95,416    Roche Holding AG                                       17,105,675
--------------------------------------------------------------------------------
    43,490    Syngenta AG                                             8,089,254
--------------------------------------------------------------------------------
   159,142    UBS AG                                                  9,668,908
--------------------------------------------------------------------------------
                                                                    107,594,723
--------------------------------------------------------------------------------
TAIWAN (REPUBLIC OF CHINA) - 1.1%
--------------------------------------------------------------------------------
 1,470,400    Hon Hai Precision
              Industry Co., Ltd.                                     10,491,576
--------------------------------------------------------------------------------
UNITED KINGDOM - 17.6%
--------------------------------------------------------------------------------
   409,430    Amvescap plc                                            4,779,625
--------------------------------------------------------------------------------
   865,563    Barclays plc                                           12,376,260
--------------------------------------------------------------------------------
   697,560    BG Group plc                                            9,468,534
--------------------------------------------------------------------------------
   286,510    BP plc                                                  3,184,737
--------------------------------------------------------------------------------
   913,160    BT Group plc                                            5,392,649
--------------------------------------------------------------------------------
   877,165    Burberry Group plc                                     11,090,355
--------------------------------------------------------------------------------
   821,097    Capita Group plc                                        9,762,276
--------------------------------------------------------------------------------
 1,121,885    Carphone Warehouse Group plc                            6,899,950
--------------------------------------------------------------------------------
   219,030    Daily Mail and General
              Trust A Shares                                          3,076,031
--------------------------------------------------------------------------------
   390,860    Experian Group Ltd.                                     4,589,637
--------------------------------------------------------------------------------
   239,038    GlaxoSmithKline plc                                     6,292,658
--------------------------------------------------------------------------------
   950,010    International Power plc                                 7,103,545
--------------------------------------------------------------------------------
   967,540    Man Group plc                                           9,906,743
--------------------------------------------------------------------------------
   638,210    Marks & Spencer Group plc                               8,962,945
--------------------------------------------------------------------------------
   177,360    Pearson plc                                             2,680,153
--------------------------------------------------------------------------------
   445,910    Prudential plc                                          6,109,460
--------------------------------------------------------------------------------
   298,227    Reckitt Benckiser plc                                  13,633,763
--------------------------------------------------------------------------------
   547,590    Reuters Group plc                                       4,775,593
--------------------------------------------------------------------------------
   202,384    Royal Bank of Scotland Group plc                        7,900,442
--------------------------------------------------------------------------------
   225,980    SABMiller plc                                           5,200,868
--------------------------------------------------------------------------------
   148,410    Standard Chartered plc                                  4,337,105
--------------------------------------------------------------------------------
 1,716,561    Tesco plc                                              13,600,212
--------------------------------------------------------------------------------
                                                                    161,123,541
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $659,371,917)                                                 913,055,864
--------------------------------------------------------------------------------
See Notes to Financial Statements.

(continued)

------
10

VP International - Schedule of Investments

DECEMBER 31, 2006

                                                                     Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 0.7%
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury
obligations, 4.625%-8.750%, 03/31/08-5/15/20,
valued at $6,523,833), in a joint trading account
at 4.60%, dated 12/29/06, due 1/2/07
(Delivery value $6,403,271)
(Cost $6,400,000)                                                 $   6,400,000
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) - 17.4%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Government Agency obligations in a
pooled account at the lending agent), 5.26%,
dated 12/26/06, due 1/2/07
(Delivery value $50,051,139)                                         50,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, Barclays Bank plc,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 5.27%, dated 12/29/06,
due 1/2/07 (Delivery value $4,703,014)                                4,700,262
--------------------------------------------------------------------------------
Repurchase Agreement, Citigroup Global
Markets Inc., (collateralized by various
U.S. Government Agency obligations in a
pooled account at the lending agent),
5.15%, dated 12/29/06, due 1/2/07
(Delivery value $30,017,167)                                         30,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch &
Co., Inc., (collateralized by various U.S.
Government Agency obligations in a
pooled account at the lending agent),
5.10%, dated 12/29/06, due 1/2/07
(Delivery value $77,445)                                                 77,401
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch &
Co., Inc., (collateralized by various U.S.
Government Agency obligations in a
pooled account at the lending agent),
5.15%, dated 12/29/06, due 1/2/07
(Delivery value $75,042,917)                                         75,000,000
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR SECURITIES LENDING
(Cost $159,777,663)                                                 159,777,663
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 117.8%
(Cost $825,549,580)                                               1,079,233,527
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (17.8)%                             (162,976,306)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $916,257,221
================================================================================

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                                27.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    13.8%
--------------------------------------------------------------------------------
Industrials                                                               12.6%
--------------------------------------------------------------------------------
Information Technology                                                     7.9%
--------------------------------------------------------------------------------
Telecommunication Services                                                 7.7%
--------------------------------------------------------------------------------
Energy                                                                     7.1%
--------------------------------------------------------------------------------
Materials                                                                  6.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           6.2%
--------------------------------------------------------------------------------
Health Care                                                                6.2%
--------------------------------------------------------------------------------
Utilities                                                                  3.6%
--------------------------------------------------------------------------------
Diversified                                                                1.0%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                    0.3%
--------------------------------------------------------------------------------
(+)Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
MSCI = Morgan Stanley Capital International
(1) Security, or a portion thereof, was on loan as of December 31, 2006.
(2) Non-income producing.
(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

The aggregate value of fair valued securities as of December 31, 2006, was
$17,887,893, which represented 2.0% of total net assets.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

DECEMBER 31, 2006

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $665,771,917) --
including $153,621,464 of securities on loan                     $  919,455,864
----------------------------------------------------------------
Investments made with cash collateral received for securities
on loan, at value (cost of $159,777,663)                            159,777,663
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $825,549,580)      1,079,233,527
----------------------------------------------------------------
Foreign currency holdings, at value (cost of $20,161)                    20,109
----------------------------------------------------------------
Receivable for investments sold                                       8,718,914
----------------------------------------------------------------
Dividends and interest receivable                                       715,101
--------------------------------------------------------------------------------
                                                                  1,088,687,651
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan              159,777,663
----------------------------------------------------------------
Disbursements in excess of demand deposit cash                        2,073,658
----------------------------------------------------------------
Payable for investments purchased                                     9,621,327
----------------------------------------------------------------
Accrued management fees                                                 921,267
----------------------------------------------------------------
Distribution fees payable                                                36,515
--------------------------------------------------------------------------------
                                                                    172,430,430
--------------------------------------------------------------------------------
NET ASSETS                                                       $  916,257,221
================================================================================
NET ASSETS CONSIST OF:
----------------------------------------------------------------
Capital (par value and paid-in surplus)                            $723,200,794
----------------------------------------------------------------
Accumulated net investment loss                                      (4,008,445)
----------------------------------------------------------------
Accumulated net realized loss on investment and foreign
currency transactions                                               (56,324,924)
----------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                        253,389,796
--------------------------------------------------------------------------------
                                                                   $916,257,221
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $620,234,588
----------------------------------------------------------------
Shares outstanding                                                   61,308,108
----------------------------------------------------------------
Net asset value per share                                                $10.12
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $160,914,247
----------------------------------------------------------------
Shares outstanding                                                   15,933,725
----------------------------------------------------------------
Net asset value per share                                                $10.10
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $121,320,468
----------------------------------------------------------------
Shares outstanding                                                   11,991,467
----------------------------------------------------------------
Net asset value per share                                                $10.12
--------------------------------------------------------------------------------
CLASS IV, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $13,787,918
----------------------------------------------------------------
Shares outstanding                                                    1,364,523
----------------------------------------------------------------
Net asset value per share                                                $10.10
--------------------------------------------------------------------------------
See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,281,640)            $ 14,225,310
----------------------------------------------------------------
Securities lending income                                               613,949
----------------------------------------------------------------
Interest                                                                478,132
--------------------------------------------------------------------------------
                                                                     15,317,391
--------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------
Management fees                                                      10,265,029
----------------------------------------------------------------
Distribution fees:
----------------------------------------------------------------
 Class II                                                               356,153
----------------------------------------------------------------
 Class IV                                                                30,341
----------------------------------------------------------------
Directors' fees and expenses                                             16,075
----------------------------------------------------------------
Other expenses                                                           18,749
--------------------------------------------------------------------------------
                                                                     10,686,347
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                          4,631,044
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
----------------------------------------------------------------
Investment transactions                                             107,367,874
----------------------------------------------------------------
Foreign currency transactions                                         1,523,817
--------------------------------------------------------------------------------
                                                                    108,891,691
--------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
----------------------------------------------------------------
Investments (net of foreign taxes withheld of $305,997)              29,302,947
----------------------------------------------------------------
Translation of assets and liabilities in foreign currencies          45,722,104
--------------------------------------------------------------------------------
                                                                     75,025,051
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                             183,916,742
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $188,547,786
================================================================================
See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        2006           2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $   4,631,044  $   8,286,007
-------------------------------------------------
Net realized gain (loss)                             108,891,691     67,874,064
-------------------------------------------------
Change in net unrealized
appreciation (depreciation)                           75,025,051     17,869,169
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            188,547,786     94,029,240
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
-------------------------------------------------
  Class I                                             (9,536,031)    (6,233,902)
-------------------------------------------------
  Class II                                            (1,997,543)      (885,427)
-------------------------------------------------
  Class III                                           (1,849,972)    (1,114,017)
-------------------------------------------------
  Class IV                                              (169,198)       (73,373)
--------------------------------------------------------------------------------
Decrease in net assets from distributions            (13,552,744)    (8,306,719)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      (57,605,760)    (9,260,193)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                117,389,282     76,462,328
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  798,867,939    722,405,611
--------------------------------------------------------------------------------
End of period                                       $916,257,221   $798,867,939
================================================================================
Accumulated undistributed net
investment income (loss)                             $(4,008,445)     $5,209,81
================================================================================
See Notes to Financial Statements.

------
14

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in stocks of growing foreign companies that management believes will increase in value over time. The fund will invest primarily in securities of issuers located in at least three developed countries (excluding the United States). The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

(continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $54,572,365, which may be used to offset future taxable gains. Capital loss carryovers of $53,990,469 and $581,896 expire in 2010 and 2011, respectively.

The fund has elected to treat $158,650 of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of

(continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                           CLASS I & III      CLASS II & IV
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million                             1.50%              1.40%
--------------------------------------------------------------------------------
Next $250 million                              1.20%              1.10%
--------------------------------------------------------------------------------
Next $250 million                              1.10%              1.00%
--------------------------------------------------------------------------------
Over $1 billion                                1.00%              0.90%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 1.23%, 1.13%, 1.23% and 1.13% for Class I, Class II,
Class III and Class IV, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan for Class II and a separate Master Distribution Plan for Class IV
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2006, are detailed in the Statement of Operations.

(continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century
Services, LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $823,216,942 and $885,389,033, respectively.

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                $837,415,588
================================================================================
Gross tax appreciation of investments                          $244,613,200
-------------------------------------------------------------
Gross tax depreciation of investments                            (2,795,261)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments             $241,817,939
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

4. CAPITAL SHARE TRANSACTIONS

--------------------------------------------------------------------------------
                                                        SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                    300,000,000
================================================================================
Sold                                                   7,787,464    $70,332,292
---------------------------------------------------
Issued in reinvestment of distributions                1,124,532      9,536,031
---------------------------------------------------
Redeemed                                             (15,374,988)  (137,152,085)
--------------------------------------------------------------------------------
Net increase (decrease)                               (6,462,992)  $(57,283,762)
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                    300,000,000
================================================================================
Sold                                                  10,761,399    $79,879,718
---------------------------------------------------
Issued in reinvestment of distributions                  832,297      6,233,902
---------------------------------------------------
Redeemed                                             (16,969,722)  (125,983,455)
--------------------------------------------------------------------------------
Net increase (decrease)                               (5,376,026)  $(39,869,835)
================================================================================

(continued)

------
18

Notes to Financial Statements

DECEMBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------
                                                        SHARES         AMOUNT
--------------------------------------------------------------------------------
CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  1,910,278     $17,015,872
---------------------------------------------------
Issued in reinvestment of distributions                 235,838       1,997,543
---------------------------------------------------
Redeemed                                             (1,218,416)    (11,004,028)
--------------------------------------------------------------------------------
Net increase (decrease)                                 927,700      $8,009,387
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  4,247,196     $31,358,782
---------------------------------------------------
Issued in reinvestment of distributions                 118,214         885,427
---------------------------------------------------
Redeemed                                               (497,195)     (3,697,624)
--------------------------------------------------------------------------------
Net increase (decrease)                               3,868,215     $28,546,585
================================================================================
CLASS III
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  1,296,180     $11,525,794
---------------------------------------------------
Issued in reinvestment of distributions                 218,157       1,849,972
---------------------------------------------------
Redeemed                                             (2,529,408)    (22,598,909)
(1)
--------------------------------------------------------------------------------
Net increase (decrease)                              (1,015,071)    $(9,223,143)
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  1,995,829     $14,646,144
---------------------------------------------------
Issued in reinvestment of distributions                 148,734       1,114,017
---------------------------------------------------
Redeemed                                             (2,238,828)    (16,660,315)
(2)
--------------------------------------------------------------------------------
Net increase (decrease)                                 (94,265)      $(900,154)
================================================================================
CLASS IV
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                    368,962      $3,302,710
---------------------------------------------------
Issued in reinvestment of distributions                  19,953         169,198
---------------------------------------------------
Redeemed                                               (291,446)  (2,580,150)(3)
--------------------------------------------------------------------------------
Net increase (decrease)                                  97,469        $891,758
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                    589,887      $4,304,574
---------------------------------------------------
Issued in reinvestment of distributions                   9,796          73,373
---------------------------------------------------
Redeemed                                               (189,222)  (1,414,736)(4)
--------------------------------------------------------------------------------
Net increase (decrease)                                 410,461      $2,963,211
================================================================================
(1) Net of redemption fees of $14,631.
(2) Net of redemption fees of $12,860.
(3) Net of redemption fees of $5,588.
(4) Net of redemption fees of $400.

(continued)

------
19

Notes to Financial Statements

DECEMBER 31, 2006

5. SECURITIES LENDING

As of December 31, 2006, securities in the fund valued at $153,621,464, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $159,777,663. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $13,552,774 of qualified dividend income for the fiscal year ended December 31, 2006.

As of December 31, 2006, the fund designates $427,373 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

------
20

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31

--------------------------------------------------------------------------------
                                                     CLASS I
--------------------------------------------------------------------------------
                             2006        2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $8.23      $7.35      $6.43      $5.21      $6.59
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)             0.05       0.09       0.04       0.04       0.05
------------------------
  Net Realized and
  Unrealized Gain (Loss)       1.98       0.88       0.92       1.22      (1.38)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        2.03       0.97       0.96       1.26      (1.33)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income           (0.14)     (0.09)     (0.04)     (0.04)     (0.05)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $10.12      $8.23      $7.35      $6.43      $5.21
================================================================================
  TOTAL RETURN(2)            25.03%     13.25%     14.92%     24.51%   (20.37)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.23%      1.23%      1.27%      1.34%      1.31%
------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets         0.57%      1.15%      0.59%      0.67%      0.77%
------------------------
Portfolio Turnover Rate         98%        97%       120%       185%       247%
------------------------
Net Assets, End
of Period (in thousands)   $620,235   $558,013   $537,982   $512,814   $449,026
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net assets values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31

--------------------------------------------------------------------------------
                                                    CLASS II
--------------------------------------------------------------------------------
                             2006        2005       2004       2003       2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $8.22      $7.34      $6.42      $5.20      $6.59
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)             0.04       0.07       0.02       0.01       0.03
------------------------
  Net Realized and
  Unrealized Gain (Loss)       1.97       0.88       0.93       1.24      (1.38)
--------------------------------------------------------------------------------
  Total From
  Investment Operations        2.01       0.95       0.95       1.25      (1.35)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income           (0.13)     (0.07)     (0.03)     (0.03)     (0.04)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $10.10      $8.22      $7.34      $6.42      $5.20
================================================================================
  TOTAL RETURN(2)            24.74%     13.11%     14.77%     24.36%   (20.57)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets            1.38%      1.38%      1.42%      1.49%      1.47%
------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets         0.42%      1.00%      0.44%      0.52%      0.61%
------------------------
Portfolio Turnover Rate         98%        97%       120%       185%       247%
------------------------
Net Assets, End of
Period (in thousands)      $160,914   $123,337    $81,773    $44,556    $16,711
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
22

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

--------------------------------------------------------------------------------
                                                 CLASS III
--------------------------------------------------------------------------------
                            2006        2005       2004       2003       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $8.23       $7.36      $6.43      $5.21       $6.42
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(2)           0.05        0.09       0.04       0.04        0.01
------------------------
  Net Realized and
  Unrealized Gain (Loss)     1.98        0.87       0.93       1.22       (1.22)
--------------------------------------------------------------------------------
  Total From
  Investment Operations      2.03        0.96       0.97       1.26       (1.21)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Investment Income         (0.14)      (0.09)     (0.04)     (0.04)         --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $10.12       $8.23      $7.36      $6.43       $5.21
================================================================================
  TOTAL RETURN(3)          25.03%      13.10%     15.08%     24.51%    (18.85)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets          1.23%       1.23%      1.27%      1.34%     1.33%(4)
------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets       0.57%       1.15%      0.59%      0.67%     0.22%(4)
------------------------
Portfolio Turnover Rate       98%         97%       120%       185%      247%(5)
------------------------
Net Assets, End of
Period (in thousands)    $121,320    $107,098    $96,358    $83,133     $52,498
--------------------------------------------------------------------------------
(1) May 2, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
23

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted

--------------------------------------------------------------------------------
                                                         CLASS IV
--------------------------------------------------------------------------------
                                            2006           2005         2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $8.22          $7.35         $6.47
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Income (Loss)(2)            0.04           0.08          --(3)
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                     1.97           0.87          0.88
--------------------------------------------------------------------------------
  Total From Investment Operations           2.01           0.95          0.88
--------------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Investment Income                (0.13)         (0.08)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.10          $8.22         $7.35
================================================================================
  TOTAL RETURN(4)                          24.86%         12.97%        13.60%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.38%          1.38%       1.42%(5)
--------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                0.42%          1.00%     (0.01)%(5)
--------------------------------------
Portfolio Turnover Rate                       98%            97%        120%(6)
--------------------------------------
Net Assets, End of
Period (in thousands)                     $13,788        $10,420        $6,294
--------------------------------------------------------------------------------
(1) May 3, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------
24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
International Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
25

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

(continued)

------
26

Management

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
27

Management

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
28

Share Class Information

Four classes of shares are authorized for sale by the fund: Class I, Class II,
Class III, and Class IV.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

CLASS IV shares are sold through insurance company separate accounts. Class IV shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class IV shares are purchased. Class IV shares also have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class IV shares is higher than the total expense ratio of the Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
29

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI AC (ALL COUNTRY) ASIA PACIFIC INDEX is a total return, capitalization-weighted index that measures the performance of stock markets in
15 Pacific region countries, including Australia, China, Hong Kong, India,
Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines,
Singapore, Sri Lanka, Taiwan and Thailand.

The MSCI EAFE(reg.tm) (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE(reg.tm) GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far
East.

The MSCI EM (EMERGING MARKETS) INDEX represents the performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.
The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on
American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
30

Notes

------
31

Notes

------
32

[inside back cover blank]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2007 American Century Proprietary Holdings, Inc. All rights reserved.

0702
SH-ANN-52862

American Century Variable Portfolios

Annual Report
December 31, 2006

[photo of winter scene]

VP Large Company Value Fund

[american century investments logo and text logo]

[blank page]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . . .  2

VP LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation -- including pressures from soaring commodity prices -- in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. STOCK INDEX RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                               15.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                     9.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                     22.25%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                         15.26%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                                  10.66%
--------------------------------------------------------------------------------
Russell Midcap Value Index                                   20.22%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                               18.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                    13.35%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                     23.48%
--------------------------------------------------------------------------------

------
2

VP Large Company Value - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                              --------------
                                              AVERAGE ANNUAL
                                                  RETURNS
--------------------------------------------------------------------------------
                                                   SINCE             INCEPTION
                             1 YEAR              INCEPTION             DATE
--------------------------------------------------------------------------------
CLASS II(1)                   19.78%              15.69%             10/29/04
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(2)   22.25%              17.60%                --
--------------------------------------------------------------------------------
S&P 500 INDEX(2)              15.79%              13.15%                --
--------------------------------------------------------------------------------
Class I(1)                    19.98%              12.87%             12/1/04
--------------------------------------------------------------------------------

(1) Returns would have been lower if management fees had not been reimbursed and waived.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                     (continued)

------
3

VP Large Company Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 29, 2004

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
--------------------------------------------------------------------------------
                                           2004*     2005        2006
----------------------------------------------------------------------------
Class II                                   8.52%     5.59%**    19.78%**
----------------------------------------------------------------------------
Russell 1000 Value Index                   8.57%     7.05%      22.25%
----------------------------------------------------------------------------
S&P 500 Index                              7.59%     4.91%      15.79%
----------------------------------------------------------------------------

*  From 10/29/04, Class II's inception date, to 12/31/04. Not annualized.

** Returns would have been lower, along with the ending value, if management fees had not been reimbursed and waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP Large Company Value - Portfolio Commentary

PORTFOLIO MANAGERS: CHUCK RITTER AND BRENDAN HEALY

PERFORMANCE SUMMARY

VP Large Company Value gained 19.98%* for the 12 months ended December 31, 2006, compared with the 22.25% return of its benchmark, the Russell 1000 Value Index, and the 15.79% return of the S&P 500 Index, a broad market measure.

We received positive absolute contributions from all 10 sectors in which we were invested. But several of our sector positions trailed those of the index, which caused us to underperform the benchmark.

MANAGEMENT CHANGE

Mark Mallon, chief investment officer and a portfolio manager on this fund, announced plans to retire in the first quarter of 2007. As a result, he stepped down from his responsibilities as a portfolio manager for the fund effective
December 31, 2006. Chuck Ritter has been at the helm of the Large Cap Value strategy, which includes this fund, since its inception in 1999. He continues to manage this fund with co-portfolio manager Brendan Healy and two dedicated, experienced analysts.

CONSUMER DISCRETIONARY SLOWED RELATIVE RETURNS

Our investments in the consumer discretionary sector delivered strong absolute performance during 2006 but security selection hindered performance versus the benchmark. That was particularly true in the media industry, where numerous benchmark names performed well but did not merit inclusion in the portfolio because they did not meet our valuation criteria.

Security selection among multiline retail firms also dampened relative performance. Dollar General Corp., one of our overweight positions, was one of the period's top-detracting stocks. The company struggled with profits that were squeezed by markdowns, loss from theft and high gas prices that slowed consumer spending.

Selection also worked against us in the industrials sector. Exposure to
Ingersoll-Rand, a non-benchmark holding, restrained performance. This diversified machinery company's stock was adversely affected by declining demand for its products because of slowing residential construction.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/06               6/30/06
--------------------------------------------------------------------------------
Citigroup Inc.                            4.8%                  4.6%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         4.8%                  4.5%
--------------------------------------------------------------------------------
Bank of America Corp.                     3.3%                  3.4%
--------------------------------------------------------------------------------
Chevron Corp.                             3.0%                  2.8%
--------------------------------------------------------------------------------
Freddie Mac                               2.7%                  2.7%
--------------------------------------------------------------------------------
Royal Dutch
Shell plc ADR                             2.7%                  2.8%
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                      2.3%                  2.4%
--------------------------------------------------------------------------------
Wells Fargo & Co.                         2.1%                  2.2%
--------------------------------------------------------------------------------
ConocoPhillips                            2.0%                  2.0%
--------------------------------------------------------------------------------
Pfizer Inc.                               1.9%                  1.8%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for
  Class I shares. Fund returns would have been lower if
  management fees had not been waived.                               (continued)

------
5

VP Large Company Value - Portfolio Commentary

SOURCES OF STRENGTH

Our investments in the health care sector contributed the most to performance versus the benchmark during 2006. We were rewarded for maintaining an underweight position in the health care providers and services arena. This group came under considerable pressure from tightening profit margins and decelerating increases in managed care premiums.

The energy sector delivered both favorable relative and absolute performance.
Effective stock selection was key here. We maintained a focus on international integrated oil and gas companies, which sported better valuations and are considered more defensive than their more volatile cousins in the exploration and production industry. In the second half of 2006, our patience was rewarded when major, integrated firms, including Chevron, a top-10 holding, were top performers. In addition, our underweight position served us well when oil prices slipped off record highs, sending a number of companies lower.

Hewlett Packard was our top-contributing stock on a relative basis. This long-time holding is a good example of our price-sensitive discipline. It has long been a top performer, and as it has appreciated, we've gradually reduced our position. However, we continued to maintain an overweight position compared to our benchmark index, a clear advantage during the period.

STARTING POINT FOR THE NEXT REPORT PERIOD

As bottom-up managers, we evaluate each company individually and on its own merits and build the portfolio from the ground up, one stock at a time. In our search for companies that are undervalued, we will structure exposure to stocks and market segments as warranted based on the strength of individual companies.

As of December 31, 2006, the portfolio was broadly diversified, with a modest overweight position in the information technology sector and a small underweight in financials, primarily because of high valuations among real estate investment trusts (REITs). In addition, we continued to find greater opportunity based on valuation among mega-cap stocks and have maintained our bias toward these relatively larger firms.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                         13.3%                 12.7%
--------------------------------------------------------------------------------
Diversified
Financial Services                       10.4%                  7.0%
--------------------------------------------------------------------------------
Pharmaceuticals                           6.8%                  6.6%
--------------------------------------------------------------------------------
Commercial Banks                          6.5%                  9.9%
--------------------------------------------------------------------------------
Insurance                                 6.4%                  6.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                   90.6%                 90.3%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                  5.0%                  4.8%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      95.6%                 95.1%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                   4.4%                  4.9%
--------------------------------------------------------------------------------

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                    EXPENSES PAID
                   BEGINNING          ENDING       DURING PERIOD*   ANNUALIZED
                  ACCOUNT VALUE    ACCOUNT VALUE      7/1/06 -        EXPENSE
                     7/1/06          12/31/06         12/31/06        RATIO*
--------------------------------------------------------------------------------
VP LARGE COMPANY VALUE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I              $1,000          $1,150.70         $4.88           0.90%
--------------------------------------------------------------------------------
Class II             $1,000          $1,149.30         $5.69           1.05%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I              $1,000          $1,020.67         $4.58           0.90%
--------------------------------------------------------------------------------
Class II             $1,000          $1,019.91         $5.35           1.05%
--------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Large Company Value - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.6%

AEROSPACE & DEFENSE -- 0.8%
--------------------------------------------------------------------------------
             1,220   Northrop Grumman Corp.                         $    82,594
--------------------------------------------------------------------------------

BEVERAGES -- 1.9%
--------------------------------------------------------------------------------
             2,370   Coca-Cola Company (The)                            114,353
--------------------------------------------------------------------------------
             2,420   Pepsi Bottling Group Inc.                           74,802
--------------------------------------------------------------------------------
                                                                        189,155
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 4.2%
--------------------------------------------------------------------------------
             2,460   Bank of New York Co., Inc. (The)                    96,850
--------------------------------------------------------------------------------
             1,720   Merrill Lynch & Co., Inc.                          160,132
--------------------------------------------------------------------------------
             1,960   Morgan Stanley                                     159,603
--------------------------------------------------------------------------------
                                                                        416,585
--------------------------------------------------------------------------------

CHEMICALS -- 2.0%
--------------------------------------------------------------------------------
             1,910   du Pont (E.I.) de Nemours & Co.                     93,036
--------------------------------------------------------------------------------
             1,650   PPG Industries, Inc.                               105,947
--------------------------------------------------------------------------------
                                                                        198,983
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 6.5%
--------------------------------------------------------------------------------
             1,740   National City Corp.                                 63,614
--------------------------------------------------------------------------------
               910   PNC Financial Services Group                        67,376
--------------------------------------------------------------------------------
             3,920   U.S. Bancorp                                       141,865
--------------------------------------------------------------------------------
             2,800   Wachovia Corp.                                     159,460
--------------------------------------------------------------------------------
             5,970   Wells Fargo & Co.                                  212,294
--------------------------------------------------------------------------------
                                                                        644,609
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.2%
--------------------------------------------------------------------------------
             1,820   R.R. Donnelley & Sons Company                       64,683
--------------------------------------------------------------------------------
             1,440   Waste Management, Inc.                              52,949
--------------------------------------------------------------------------------
                                                                        117,632
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.4%
--------------------------------------------------------------------------------
             3,490   Hewlett-Packard Co.                                143,753
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.2%
--------------------------------------------------------------------------------
               810   Standard and Poor's 500
                     Depositary Receipt                                 114,793
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 0.5%
--------------------------------------------------------------------------------
             2,300   H & R Block, Inc.                                   52,992
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 10.4%
--------------------------------------------------------------------------------
             6,220   Bank of America Corp.                              332,086
--------------------------------------------------------------------------------
             8,500   Citigroup Inc.                                     473,450
--------------------------------------------------------------------------------
             4,830   JPMorgan Chase & Co.                               233,289
--------------------------------------------------------------------------------
                                                                      1,038,825
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 4.1%
--------------------------------------------------------------------------------
             5,280   AT&T Inc.                                          188,760
--------------------------------------------------------------------------------
             2,050   BellSouth Corp.                                     96,576
--------------------------------------------------------------------------------
             3,400   Verizon Communications Inc.                        126,616
--------------------------------------------------------------------------------
                                                                        411,952
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 2.7%
--------------------------------------------------------------------------------
             2,340   Exelon Corporation                             $   144,822
--------------------------------------------------------------------------------
             3,320   PPL Corporation                                    118,989
--------------------------------------------------------------------------------
                                                                        263,811
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------
               200   National Oilwell Varco, Inc.(1)                     12,236
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.0%
--------------------------------------------------------------------------------
             4,490   Kroger Co. (The)                                   103,584
--------------------------------------------------------------------------------
             1,960   Wal-Mart Stores, Inc.                               90,513
--------------------------------------------------------------------------------
                                                                        194,097
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
             4,060   Unilever N.V. New York Shares                      110,635
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 0.3%
--------------------------------------------------------------------------------
               530   Quest Diagnostics Inc.                              28,090
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.0%
--------------------------------------------------------------------------------
             2,270   McDonald's Corporation                             100,629
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.6%
--------------------------------------------------------------------------------
             2,120   Newell Rubbermaid Inc.                              61,374
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.6%
--------------------------------------------------------------------------------
             3,830   General Electric Co.                               142,514
--------------------------------------------------------------------------------
             3,850   Tyco International Ltd.                            117,040
--------------------------------------------------------------------------------
                                                                        259,554
--------------------------------------------------------------------------------

INSURANCE -- 6.4%
--------------------------------------------------------------------------------
             2,060   Allstate Corp.                                     134,127
--------------------------------------------------------------------------------
             2,510   American International Group, Inc.                 179,866
--------------------------------------------------------------------------------
             1,260   Hartford Financial
                     Services Group Inc. (The)                          117,571
--------------------------------------------------------------------------------
             2,010   Loews Corp.                                         83,355
--------------------------------------------------------------------------------
             1,890   Marsh & McLennan
                     Companies, Inc.                                     57,947
--------------------------------------------------------------------------------
               960   Torchmark Corp.                                     61,210
--------------------------------------------------------------------------------
                                                                        634,076
--------------------------------------------------------------------------------

IT SERVICES -- 1.8%
--------------------------------------------------------------------------------
             1,010   Fiserv, Inc.(1)                                     52,944
--------------------------------------------------------------------------------
             1,310   International Business
                     Machines Corp.                                     127,267
--------------------------------------------------------------------------------
                                                                        180,211
--------------------------------------------------------------------------------

MACHINERY -- 2.8%
--------------------------------------------------------------------------------
               760   Deere & Co.                                         72,253
--------------------------------------------------------------------------------
             1,390   Dover Corp.                                         68,138
--------------------------------------------------------------------------------
             2,120   Ingersoll-Rand Company Cl A                         82,955
--------------------------------------------------------------------------------
               770   Parker-Hannifin Corp.                               59,198
--------------------------------------------------------------------------------
                                                                        282,544
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Large Company Value - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

MEDIA -- 3.8%
--------------------------------------------------------------------------------
             1,910   Gannett Co., Inc.                              $   115,479
--------------------------------------------------------------------------------
             8,550   Time Warner Inc.                                   186,219
--------------------------------------------------------------------------------
             1,940   Viacom Inc. Cl B(1)                                 79,598
--------------------------------------------------------------------------------
                                                                        381,296
--------------------------------------------------------------------------------

METALS & MINING -- 0.4%
--------------------------------------------------------------------------------
               720   Nucor Corp.                                         39,355
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 0.8%
--------------------------------------------------------------------------------
             4,680   Dollar General Corp.                                75,161
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 0.6%
--------------------------------------------------------------------------------
             2,460   NiSource Inc.                                       59,286
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.6%
--------------------------------------------------------------------------------
             3,680   Xerox Corp.(1)                                      62,376
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 13.3%
--------------------------------------------------------------------------------
               790   Anadarko Petroleum Corp.                            34,381
--------------------------------------------------------------------------------
             4,040   Chevron Corp.                                      297,060
--------------------------------------------------------------------------------
             2,760   ConocoPhillips                                     198,582
--------------------------------------------------------------------------------
               670   Devon Energy Corporation                            44,944
--------------------------------------------------------------------------------
             6,170   Exxon Mobil Corp.                                  472,806
--------------------------------------------------------------------------------
             3,830   Royal Dutch Shell plc ADR                          271,126
--------------------------------------------------------------------------------
                                                                      1,318,899
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 1.2%
--------------------------------------------------------------------------------
             1,740   Weyerhaeuser Co.                                   122,931
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.8%
--------------------------------------------------------------------------------
             2,940   Abbott Laboratories                                143,207
--------------------------------------------------------------------------------
             2,120   Johnson & Johnson                                  139,962
--------------------------------------------------------------------------------
             1,570   Merck & Co., Inc.                                   68,452
--------------------------------------------------------------------------------
             7,390   Pfizer Inc.                                        191,402
--------------------------------------------------------------------------------
             2,720   Wyeth                                              138,502
--------------------------------------------------------------------------------
                                                                        681,525
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
               530   Applied Materials, Inc.                              9,779
--------------------------------------------------------------------------------
             2,840   Intel Corp.                                         57,510
--------------------------------------------------------------------------------
                                                                         67,289
--------------------------------------------------------------------------------

SOFTWARE -- 2.2%
--------------------------------------------------------------------------------
             5,420   Microsoft Corporation                              161,841
--------------------------------------------------------------------------------
             3,300   Oracle Corp.(1)                                     56,562
--------------------------------------------------------------------------------
                                                                        218,403
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.4%
--------------------------------------------------------------------------------
             2,910   Gap, Inc. (The)                                     56,745
--------------------------------------------------------------------------------
             2,000   Home Depot, Inc. (The)                              80,320
--------------------------------------------------------------------------------
                                                                        137,065
--------------------------------------------------------------------------------

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
--------------------------------------------------------------------------------
             1,580   Liz Claiborne, Inc.                            $    68,667
--------------------------------------------------------------------------------
               810   VF Corp.                                            66,485
--------------------------------------------------------------------------------
                                                                        135,152
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 4.5%
--------------------------------------------------------------------------------
             4,010   Freddie Mac                                        272,279
--------------------------------------------------------------------------------
               880   MGIC Investment Corp.                               55,035
--------------------------------------------------------------------------------
             2,730   Washington Mutual, Inc.                            124,188
--------------------------------------------------------------------------------
                                                                        451,502
--------------------------------------------------------------------------------

TOBACCO -- 1.4%
--------------------------------------------------------------------------------
             1,670   Altria Group Inc.                                  143,319
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 0.9%
--------------------------------------------------------------------------------
             4,510   Sprint Nextel Corp.                                 85,194
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $8,819,948)                                                     9,517,883
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 44.2%(2)

        $4,400,000   FHLB Discount Notes,
                     4.80%, 1/2/07(3)
(Cost $4,399,413)                                                     4,400,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 139.8%
(Cost $13,219,361)                                                   13,917,883
--------------------------------------------------------------------------------

OTHER ASSETS AND
LIABILITIES -- (39.8)%(2)                                            (3,964,304)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $ 9,953,579
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Category includes amounts related to common stock securities purchased but not settled as of December 31, 2006.

(3) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

DECEMBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $13,219,361)               $13,917,883
--------------------------------------------------------------
Cash                                                                     30,387
--------------------------------------------------------------
Receivable for investments sold                                           1,433
--------------------------------------------------------------
Dividends and interest receivable                                         6,290
--------------------------------------------------------------------------------
                                                                     13,955,993
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     3,997,674
--------------------------------------------------------------
Accrued management fees                                                   4,268
--------------------------------------------------------------
Distribution fees payable                                                   472
--------------------------------------------------------------------------------
                                                                      4,002,414
--------------------------------------------------------------------------------

NET ASSETS                                                           $9,953,579
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $9,189,640
--------------------------------------------------------------
Undistributed net investment income                                      64,909
--------------------------------------------------------------
Undistributed net realized gain on investment transactions                  508
--------------------------------------------------------------
Net unrealized appreciation on investments                              698,522
--------------------------------------------------------------------------------
                                                                     $9,953,579
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $7,629,773
--------------------------------------------------------------
Shares outstanding                                                      587,929
--------------------------------------------------------------
Net asset value per share                                                $12.98
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $2,323,806
--------------------------------------------------------------
Shares outstanding                                                      177,489
--------------------------------------------------------------
Net asset value per share                                                $13.09
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $770)                       $83,426
-----------------------------------------------------------------
Interest                                                                 10,638
--------------------------------------------------------------------------------
                                                                         94,064
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------------
Management fees                                                          29,476
-----------------------------------------------------------------
Distribution fees -- Class II                                             2,808
-----------------------------------------------------------------
Directors' fees and expenses                                                 67
-----------------------------------------------------------------
Other expenses                                                                8
--------------------------------------------------------------------------------
                                                                         32,359
--------------------------------------------------------------------------------
Amount waived                                                            (3,223)
--------------------------------------------------------------------------------
                                                                         29,136
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             64,928
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                      10,717
-----------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                                           595,607
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 606,324
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $671,252
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           2006         2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                               $64,928      $44,526
---------------------------------------------------------
Net realized gain (loss)                                    10,717       32,489
---------------------------------------------------------
Change in net unrealized appreciation (depreciation)       595,607       23,380
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                  671,252      100,395
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------------------------------
  Class I                                                     (448)     (33,929)
---------------------------------------------------------
  Class II                                                    (158)     (10,010)
---------------------------------------------------------
From net realized gains:
---------------------------------------------------------
  Class I                                                   (5,975)     (24,953)
---------------------------------------------------------
  Class II                                                  (2,251)     (11,090)
--------------------------------------------------------------------------------
Decrease in net assets from distributions                   (8,832)     (79,982)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
capital share transactions                               7,240,833      544,882
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    7,903,253      565,295
================================================================================
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                      2,050,326    1,485,031
--------------------------------------------------------------------------------
End of period                                           $9,953,579   $2,050,326
================================================================================

Undistributed net investment income                        $64,909         $587
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Large Company Value Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. The production of income is a secondary objective. The fund pursues its objective through investing in common stocks of companies believed to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

                                                                    (continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The fund has elected to treat $1,768 of net capital losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

--------------------------------------------------------------------------------
                                                CLASS I         CLASS II
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                                 0.90%            0.80%
--------------------------------------------------------------------------------
Next $4 billion                                  0.80%            0.70%
--------------------------------------------------------------------------------
Over $5 billion                                  0.70%            0.60%
--------------------------------------------------------------------------------

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

For the year ended December 31, 2006, the effective annual management fee was
0.90% and 0.80% for Class I and Class II, respectively.

During the year ended December 31, 2006, the investment advisor voluntarily agreed to waive $2,465 and $758 for Class I and Class II, respectively, of its management fee (see Note 6). The effective annual management fee after waiver was 0.79% and 0.73% for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $7,285,116 and $347,760, respectively.

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                  $13,229,844
================================================================================
Gross tax appreciation of investments                               $700,218
-------------------------------------------------------
Gross tax depreciation of investments                                (12,179)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                      $688,039
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                           SHARES     AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                      150,000,000
================================================================================
Sold                                                       468,696   $5,925,849
--------------------------------------------
Issued in reinvestment of distributions                        578        6,423
--------------------------------------------
Redeemed                                                   (23,006)    (274,443)
--------------------------------------------------------------------------------
Net increase (decrease)                                    446,268   $5,657,829
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                      200,000,000
================================================================================
Sold                                                       138,484   $1,508,895
--------------------------------------------
Issued in reinvestment of distributions                      5,342       58,882
--------------------------------------------
Redeemed                                                   (39,196)    (427,493)
--------------------------------------------------------------------------------
Net increase (decrease)                                    104,630   $1,140,284
================================================================================
CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                      100,000,000
================================================================================
Sold                                                       178,614   $2,163,186
--------------------------------------------
Issued in reinvestment of distributions                        215        2,409
--------------------------------------------
Redeemed                                                   (48,057)    (582,591)
--------------------------------------------------------------------------------
Net increase (decrease)                                    130,772   $1,583,004
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                       100,000,000
================================================================================
Sold                                                        63,353     $685,917
--------------------------------------------
Issued in reinvestment of distributions                      1,903       21,100
--------------------------------------------
Redeemed                                                  (119,119)  (1,302,419)
--------------------------------------------------------------------------------
Net increase (decrease)                                    (53,863)   $(595,402)
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

                                                                    (continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2006

6. CORPORATE EVENT

The Board of Directors approved its original management agreement between the investment advisor and the corporation at a meeting held on December 31, 2002.
In order for the management agreement to continue in effect beyond its initial term, it should have been evaluated and approved for renewal prior to December
31, 2004. However, the agreement inadvertently was not renewed by the Board in time and, as a result, a new management agreement was required.

The investment advisor continued to provide to the fund investment advisory services of the same nature as it had historically provided. The investment advisor reimbursed the fund for all management fees received from January 1,
2005 through December 13, 2005, and agreed to waive receipt of such fees until the approval of the management agreement.

At a meeting held on December 13, 2005, the Board of Directors considered the matter and approved a new management agreement for the fund (the "Agreement").
The terms of the Agreement are substantially the same as the terms of the original management agreement. A special meeting of shareholders of the fund was held on March 3, 2006 to approve the Agreement. The Agreement was approved by a majority of the fund's outstanding voting securities and the Agreement became effective immediately upon such approval.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $2,837 of capital gain distributions for the fiscal year ended December 31, 2006.

The fund hereby designates $62 of qualified dividend income for the fiscal year ended December 31, 2006.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended December 31, 2006, of $62 qualify for the corporate dividends received deduction.

------
18

VP Large Company Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                           CLASS I
--------------------------------------------------------------------------------
                                                  2006      2005     2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $10.85    $10.79     $10.61
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)                  0.23      0.27       0.01
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)          1.94      0.25       0.23
--------------------------------------------------------------------------------
  Total From Investment Operations                 2.17      0.52       0.24
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                       --(3)    (0.25)    (0.06)
-------------------------------------------
  From Net Realized Gains                         (0.04)    (0.21)       --
--------------------------------------------------------------------------------
  Total Distributions                             (0.04)    (0.46)    (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                   $12.98    $10.85     $10.79
================================================================================
  TOTAL RETURN(4)                                 19.98%     4.83%     2.29%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           0.79%(5)  0.04%(5)  0.90%(6)
-------------------------------------------
Ratio of Operating Expenses
to Average Net Assets (before waiver)              0.90%     0.94%  0.90%(6)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           1.98%(5)  2.45%(5)  0.64%(6)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets (before waiver)              1.87%     1.55%  0.64%(6)
-------------------------------------------
Portfolio Turnover Rate                              11%       37%     3%(7)
-------------------------------------------
Net Assets, End of Period (in thousands)          $7,630    $1,538      $400
--------------------------------------------------------------------------------

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the year ended December 31, 2005 and a portion of the year ended
    December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fees.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period October 29, 2004 (fund inception) through
    December 31, 2004.

See Notes to Financial Statements.

------
19

VP Large Company Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                             CLASS II
--------------------------------------------------------------------------------
                                                 2006        2005     2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.97      $10.79    $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)                 0.22        0.24      0.04
------------------------------------------
  Net Realized and Unrealized Gain (Loss)         1.94        0.37      0.81
--------------------------------------------------------------------------------
  Total From Investment Operations                2.16        0.61      0.85
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                      --(3)      (0.22)   (0.06)
------------------------------------------
  From Net Realized Gains                        (0.04)      (0.21)      --
--------------------------------------------------------------------------------
  Total Distributions                            (0.04)      (0.43)   (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $13.09      $10.97    $10.79
================================================================================
  TOTAL RETURN(4)                                19.78%       5.59%     8.52%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            0.98%(5)  0.29%(5)  1.05%(6)
------------------------------------------
Ratio of Operating Expenses
to Average Net Assets (before waiver)               1.05%     1.09%  1.05%(6)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                            1.79%(5)  2.20%(5)  2.44%(6)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets (before waiver)               1.72%     1.40%  2.44%(6)
------------------------------------------
Portfolio Turnover Rate                               11%       37%        3%
------------------------------------------
Net Assets, End of Period (in thousands)           $2,324      $513    $1,085
--------------------------------------------------------------------------------

(1) October 29, 2004 (fund inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the year ended December 31, 2005 and a portion of the year ended
    December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee.

(6) Annualized.

See Notes to Financial Statements.

------
20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the "Fund"), one of
the mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Large Company Value Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
21

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

                                                                    (continued)

------
22

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
23

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
24

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
25

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us"page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
26

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
27

Notes

------
28

[blank page]

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AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
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THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
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Investments are service marks of American
Century Proprietary Holdings, Inc.
                                            American Century Investment
                                            Services, Inc., Distributor
                                            (c)2007 American Century Proprietary
                                            Holdings, Inc. All rights reserved.

0702
SH-ANN-52867

[front cover]

American Century Variable Portfolios
Annual Report

December 31, 2006

[photo of winter scene]

VP Mid Cap Value Fund

[american century investments logo and text logo]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . . . 2

VP MID CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation -- including pressures from soaring commodity prices -- in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. STOCK INDEX RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                                 15.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                       9.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                       22.25%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                           15.26%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                                    10.66%
--------------------------------------------------------------------------------
Russell Midcap Value  Index                                    20.22%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                                 18.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                      13.35%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                       23.48%
--------------------------------------------------------------------------------

------
2

VP Mid Cap Value - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                                     --------------
                                                     AVERAGE ANNUAL
                                                         RETURNS
--------------------------------------------------------------------------------
                                                         SINCE       INCEPTION
                                           1 YEAR      INCEPTION        DATE
--------------------------------------------------------------------------------
CLASS II                                   20.23%        19.66%       10/29/04
--------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX(1)              20.22%        20.64%          --
--------------------------------------------------------------------------------
Class I                                    20.30%        16.39%        12/1/04
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- A Reuters Company. (c) 2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

VP Mid Cap Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 29, 2004

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
--------------------------------------------------------------------------------
                                                     2004*      2005       2006
--------------------------------------------------------------------------------
Class II                                            12.39%      9.31%     20.23%
--------------------------------------------------------------------------------
Russell Midcap Value Index                          10.90%     12.65%     20.22%
--------------------------------------------------------------------------------

* From 10/29/04, Class II's inception date, to 12/31/04. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

VP Mid Cap Value - Portfolio Commentary

PORTFOLIO MANAGERS: SCOTT MOORE, MICHAEL LISS, AND PHIL DAVIDSON

PERFORMANCE SUMMARY

VP Mid Cap Value gained 20.30%* for the year ended December 31, 2006, compared with the 20.22% return for its benchmark, the Russell Midcap Value Index, an index that outpaced 86% of the funds in Morningstar's Mid Cap Value category.
The median return for that Morningstar fund category was 15.64%**.

The portfolio's double-digit return was achieved in a positive market environment, particularly for value stocks, as described in the Market
Perspective on page 2. Value shares outperformed growth stocks across the capitalization spectrum, and value strategies emphasizing dividend yield and lower-quality stocks performed particularly well. That environment fit reasonably well with VP Mid Cap Value's investment process, although our emphasis on higher-quality businesses with sound balance sheets was a bit of a drag on performance. Investments in the information technology sector, materials companies, and utilities added most to performance relative to the benchmark, while positions in the consumer discretionary sector detracted.

Over two years old as 2006 ended, VP Mid Cap Value has performed solidly since its inception in the fourth quarter of 2004. The portfolio's average annualized return of 16.39% from December 1, 2004, to December 31, 2006, places it ahead of the 13.74% median return for Morningstar's Mid Cap Value category over the same period.

TECHNOLOGY OVERWEIGHTS HELPED

VP Mid Cap Value's holdings in the information technology sector provided strong performance against their counterparts in the benchmark. Littelfuse, Inc., a leading supplier of circuit-protection components for the consumer electronics, telecommunications and automotive markets, led our investments in the sector. We were also rewarded for establishing overweight positions in Synopsys, Inc., whose software is used to design semiconductors, and Diebold, Inc., a provider of ATMs and other automation technology for the banking industry.

SUCCESS IN MATERIALS

The materials sector held one of the largest single contributors to our relative performance: International Flavors &

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Puget Energy Inc.                           2.8%                  0.7%
--------------------------------------------------------------------------------
Equitable Resources Inc.                    2.6%                  3.9%
--------------------------------------------------------------------------------
Beckman Coulter, Inc.                       2.5%                  2.4%
--------------------------------------------------------------------------------
Speedway Motorsports Inc.                   2.4%                  1.0%
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                        2.3%                  3.8%
--------------------------------------------------------------------------------
Commonwealth Telephone
Enterprises, Inc.                           2.2%                  1.8%
--------------------------------------------------------------------------------
Symmetry Medical Inc.                       2.1%                  2.2%
--------------------------------------------------------------------------------
Coca-Cola
Enterprises Inc.                            2.1%                  1.3%
--------------------------------------------------------------------------------
H.J. Heinz Co.                              2.1%                  1.1%
--------------------------------------------------------------------------------
MGIC Investment Corp.                       2.0%                  1.0%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Class I shares.

**(c) 2007 Morningstar, Inc. All Rights Reserved.
  The information contained herein: (1) is proprietary
  to Morningstar and/or its content providers: (2) may
  not be copied or distributed; and (3) is not warranted
  to be accurate, complete or timely. Neither Morningstar
  nor its content providers are responsible for any damages
  or losses arising from any use of this information.                (continued)

------
5

VP Mid Cap Value - Portfolio Commentary

Fragrances Inc. A chemical company, IFF is a leading manufacturer of flavors and fragrances for consumer products ranging from perfumes and cosmetics to food and beverages. Enhanced revenue growth due to new product introductions from its core customers, along with cost containment, aided the shares. Meanwhile, Bemis
Co., Inc., a leading packaging and container company, benefited from lower resin costs and its solid market share position.

UTILITIES STOCKS ADDED VALUE

Utilities investments also helped power our relative performance, led by overweight positions in XCEL Energy Inc. and Northeast Utilities. XCEL is a gas
and electric company headquartered in Minneapolis that operates in eight western and Midwestern states. The utility's strong results reflected rate increases and sales growth. Northeast Utilities, an electric utility based in New Jersey, is in the midst of a large upgrade of transmission plant and equipment that is expected to increase its earnings power.

CONSUMER DISCRETIONARY STOCKS DETRACTED

Consumer discretionary companies slowed our relative performance versus the benchmark most. In retailing, discounter Dollar General Corp. found its profits squeezed by markdowns, higher shrink (loss from theft) and gasoline prices that slowed spending by consumers. We believe management can work through these issues and have maintained our position.

Elsewhere in the sector, our position in Valassis Communications Inc. also performed below expectations. Valassis is a marketing services company that produces advertising inserts for newspapers. In July, Valassis sought to acquire
ADVO Inc., a major direct mail services company. After reviewing the terms of the transaction, we felt the acquisition would have a materially dilutive effect on Valassis' shares and eliminated the holding.

STARTING POINT FOR THE NEXT REPORT PERIOD

Your management team follows a disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. At year end, we continued
to see opportunities in businesses involved in consumer staples and health care, reflected by our overweight positions in those sectors. Our valuation work pointed toward our smaller weightings in the information technology and consumer discretionary sectors.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Commercial Banks                            6.7%                  5.1%
--------------------------------------------------------------------------------
Multi-Utilities                             6.2%                  4.4%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                  6.0%                  5.4%
--------------------------------------------------------------------------------
Insurance                                   5.8%                  4.8%
--------------------------------------------------------------------------------
Food Products                               5.4%                  5.1%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Common Stocks                               94.3%                 93.2%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                      5.7%                  6.8%
--------------------------------------------------------------------------------

(1) Includes temporary cash investments and other assets and liabilities.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
7

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                       BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      7/1/06 -       EXPENSE
                        7/1/06         12/31/06         12/31/06        RATIO*
--------------------------------------------------------------------------------
VP MID CAP VALUE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,143.70          $5.40          1.00%
--------------------------------------------------------------------------------
Class II                $1,000         $1,143.90          $6.21          1.15%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,020.16          $5.09          1.00%
--------------------------------------------------------------------------------
Class II                $1,000         $1,019.41          $5.85          1.15%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Mid Cap Value - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.3%

AEROSPACE & DEFENSE -- 1.3%
--------------------------------------------------------------------------------
          6,353    Honeywell International Inc.                    $    287,508
--------------------------------------------------------------------------------
          5,486    Northrop Grumman Corp.                               371,402
--------------------------------------------------------------------------------
                                                                        658,910
--------------------------------------------------------------------------------

AIRLINES -- 0.7%
--------------------------------------------------------------------------------
         25,555    Southwest Airlines Co.                               391,503
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.3%
--------------------------------------------------------------------------------
          3,072    BorgWarner Inc.                                      181,309
--------------------------------------------------------------------------------

AUTOMOBILES -- 0.1%
--------------------------------------------------------------------------------
          2,393    Winnebago Industries                                  78,754
--------------------------------------------------------------------------------

BEVERAGES -- 4.3%
--------------------------------------------------------------------------------
         15,426    Anheuser-Busch Companies, Inc.                       758,959
--------------------------------------------------------------------------------
         52,347    Coca-Cola Enterprises Inc.                         1,068,926
--------------------------------------------------------------------------------
         12,848    Pepsi Bottling Group Inc.                            397,132
--------------------------------------------------------------------------------
                                                                      2,225,017
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
         10,462    Masco Corp.                                          312,500
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 0.4%
--------------------------------------------------------------------------------
          4,523    Nuveen Investments Inc. Cl A                         234,653
--------------------------------------------------------------------------------

CHEMICALS -- 2.7%
--------------------------------------------------------------------------------
          1,259    du Pont (E.I.) de Nemours & Co.                       61,326
--------------------------------------------------------------------------------
            731    International Flavors
                   & Fragrances Inc.                                     35,936
--------------------------------------------------------------------------------
         14,609    Minerals Technologies Inc.                           858,863
--------------------------------------------------------------------------------
          6,780    Nalco Holding Co.(1)                                 138,719
--------------------------------------------------------------------------------
          7,884    Olin Corp.                                           130,244
--------------------------------------------------------------------------------
          3,328    Rohm and Haas Co.                                    170,127
--------------------------------------------------------------------------------
                                                                      1,395,215
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 6.7%
--------------------------------------------------------------------------------
          8,969    BB&T Corporation                                     394,008
--------------------------------------------------------------------------------
          3,260    Commerce Bancshares, Inc.                            157,817
--------------------------------------------------------------------------------
         25,184    Fifth Third Bancorp                                1,030,782
--------------------------------------------------------------------------------
          6,876    Marshall & Ilsley Corp.                              330,804
--------------------------------------------------------------------------------
         12,733    South Financial Group Inc. (The)                     338,570
--------------------------------------------------------------------------------
         10,070    SunTrust Banks, Inc.                                 850,412
--------------------------------------------------------------------------------
          4,295    Zions Bancorporation                                 354,080
--------------------------------------------------------------------------------
                                                                      3,456,473
--------------------------------------------------------------------------------

COMMERCIAL SERVICES
& SUPPLIES -- 3.7%
--------------------------------------------------------------------------------
         24,934    ARAMARK Corp. Cl B                                   834,042
--------------------------------------------------------------------------------
          5,301    Pitney Bowes, Inc.                                   244,853
--------------------------------------------------------------------------------
         19,953    Republic Services, Inc. Cl A                         811,489
--------------------------------------------------------------------------------
                                                                      1,890,384
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.3%
--------------------------------------------------------------------------------
          3,085    Diebold, Inc.                                        143,761
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 1.1%
--------------------------------------------------------------------------------
          4,616    AptarGroup, Inc.                                $    272,529
--------------------------------------------------------------------------------
          8,472    Bemis Co., Inc.                                      287,878
--------------------------------------------------------------------------------
                                                                        560,407
--------------------------------------------------------------------------------

DISTRIBUTORS -- 1.0%
--------------------------------------------------------------------------------
         10,407    Genuine Parts Company                                493,604
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.9%
--------------------------------------------------------------------------------
         12,484    iShares S&P MidCap 400
                   Index Fund                                         1,001,217
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 0.3%
--------------------------------------------------------------------------------
          5,713    Genesis Lease Ltd. ADR(1)                            134,256
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 3.9%
--------------------------------------------------------------------------------
         27,119    Commonwealth Telephone
                   Enterprises, Inc.                                  1,135,201
--------------------------------------------------------------------------------
         44,124    Iowa Telecommunications
                   Services Inc.                                        869,684
--------------------------------------------------------------------------------
                                                                      2,004,885
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.7%
--------------------------------------------------------------------------------
         32,992    Portland General Electric Co.                        899,032
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.4%
--------------------------------------------------------------------------------
         18,456    Hubbell Inc. Cl A                                    821,292
--------------------------------------------------------------------------------
          9,662    Hubbell Inc. Cl B                                    436,819
--------------------------------------------------------------------------------
                                                                      1,258,111
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 2.0%
--------------------------------------------------------------------------------
         13,718    CPI International Inc.(1)                            205,770
--------------------------------------------------------------------------------
         15,541    Littelfuse, Inc.(1)                                  495,447
--------------------------------------------------------------------------------
         24,543    Vishay Intertechnology, Inc.(1)                      332,312
--------------------------------------------------------------------------------
                                                                      1,033,529
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 5.4%
--------------------------------------------------------------------------------
          3,424    ConAgra Foods, Inc.                                   92,448
--------------------------------------------------------------------------------
         32,119    Diamond Foods Inc.                                   610,582
--------------------------------------------------------------------------------
          6,710    General Mills, Inc.                                  386,496
--------------------------------------------------------------------------------
         23,554    H.J. Heinz Co.                                     1,060,165
--------------------------------------------------------------------------------
         26,856    Maple Leaf Foods Inc. ORD                            284,491
--------------------------------------------------------------------------------
         12,556    Unilever N.V. New York Shares                        342,151
--------------------------------------------------------------------------------
                                                                      2,776,333
--------------------------------------------------------------------------------

GAS UTILITIES -- 1.3%
--------------------------------------------------------------------------------
         21,256    WGL Holdings Inc.                                    692,520
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 6.0%
--------------------------------------------------------------------------------
         21,321    Beckman Coulter, Inc.                              1,274,995
--------------------------------------------------------------------------------
          5,065    Dade Behring Holdings Inc.                           201,638
--------------------------------------------------------------------------------
         17,625    National Dentex Corp.(1)                             308,438
--------------------------------------------------------------------------------
          9,171    Steris Corp.                                         230,834
--------------------------------------------------------------------------------
         79,525    Symmetry Medical Inc.(1)                           1,099,831
--------------------------------------------------------------------------------
                                                                      3,115,736
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
9

VP Mid Cap Value - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 1.8%
--------------------------------------------------------------------------------
         24,633    Health Management
                   Associates, Inc. Cl A                           $    520,002
--------------------------------------------------------------------------------
          7,595    Universal Health
                   Services, Inc. Cl B                                  420,991
--------------------------------------------------------------------------------
                                                                        940,993
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 5.3%
--------------------------------------------------------------------------------
         14,673    International Speedway Corp.                         748,910
--------------------------------------------------------------------------------
         19,077    OSI Restaurant Partners, Inc.                        747,818
--------------------------------------------------------------------------------
         31,985    Speedway Motorsports Inc.                          1,228,224
--------------------------------------------------------------------------------
                                                                      2,724,952
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.3%
--------------------------------------------------------------------------------
          4,001    Hunter Douglas N.V. ORD                              321,571
--------------------------------------------------------------------------------
          4,499    Whirlpool Corp.                                      373,507
--------------------------------------------------------------------------------
                                                                        695,078
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.6%
--------------------------------------------------------------------------------
          2,449    Clorox Company                                       157,103
--------------------------------------------------------------------------------
         17,158    Kimberly-Clark Corp.                               1,165,886
--------------------------------------------------------------------------------
                                                                      1,322,989
--------------------------------------------------------------------------------

INSURANCE -- 5.8%
--------------------------------------------------------------------------------
          5,133    Ambac Financial Group, Inc.                          457,196
--------------------------------------------------------------------------------
         10,669    Aspen Insurance Holdings Ltd.                        281,235
--------------------------------------------------------------------------------
          7,467    Chubb Corp.                                          395,079
--------------------------------------------------------------------------------
          1,537    Gallagher (Arthur J.) & Co.                           45,418
--------------------------------------------------------------------------------
         15,262    Genworth Financial Inc. Cl A                         522,113
--------------------------------------------------------------------------------
          3,172    Hartford Financial Services
                   Group Inc. (The)                                     295,979
--------------------------------------------------------------------------------
          5,836    Horace Mann Educators Corp.                          117,887
--------------------------------------------------------------------------------
         16,060    Marsh & McLennan
                   Companies, Inc.                                      492,400
--------------------------------------------------------------------------------
         26,889    RAM Holdings Ltd.(1)                                 384,244
--------------------------------------------------------------------------------
                                                                      2,991,551
--------------------------------------------------------------------------------

IT SERVICES -- 0.9%
--------------------------------------------------------------------------------
          4,632    DST Systems, Inc.(1)                                 290,102
--------------------------------------------------------------------------------
         12,231    NCI Inc. Cl A(1)                                     187,012
--------------------------------------------------------------------------------
                                                                        477,114
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
         14,120    Arctic Cat Inc.                                      248,371
--------------------------------------------------------------------------------
          9,940    Hasbro, Inc.                                         270,865
--------------------------------------------------------------------------------
                                                                        519,236
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES -- 0.6%
--------------------------------------------------------------------------------
          5,100    Invitrogen Corp.(1)                                  288,609
--------------------------------------------------------------------------------

MACHINERY -- 0.8%
--------------------------------------------------------------------------------
         28,822    Altra Holdings Inc.(1)                               404,949
--------------------------------------------------------------------------------

METALS & MINING -- 0.9%
--------------------------------------------------------------------------------
          2,223    Compass Minerals
                   International Inc.                                    70,158
--------------------------------------------------------------------------------
          8,576    Newmont Mining Corporation                           387,206
--------------------------------------------------------------------------------
                                                                        457,364
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 6.2%
--------------------------------------------------------------------------------
         15,389    Ameren Corp.                                    $    826,851
--------------------------------------------------------------------------------
          4,049    Consolidated Edison, Inc.                            194,635
--------------------------------------------------------------------------------
         57,125    Puget Energy Inc.                                  1,448,691
--------------------------------------------------------------------------------
          7,124    Wisconsin Energy Corp.                               338,105
--------------------------------------------------------------------------------
         17,227    XCEL Energy Inc.                                     397,255
--------------------------------------------------------------------------------
                                                                      3,205,537
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.4%
--------------------------------------------------------------------------------
         44,286    Dollar General Corp.                                 711,233
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 4.6%
--------------------------------------------------------------------------------
          4,333    Apache Corp.                                         288,188
--------------------------------------------------------------------------------
         32,427    Equitable Resources Inc.                           1,353,828
--------------------------------------------------------------------------------
          9,731    Murphy Oil Corp.                                     494,821
--------------------------------------------------------------------------------
          6,330    St. Mary Land & Exploration Co.                      233,197
--------------------------------------------------------------------------------
                                                                      2,370,034
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 1.4%
--------------------------------------------------------------------------------
         11,487    MeadWestvaco Corp.                                   345,299
--------------------------------------------------------------------------------
          5,505    Weyerhaeuser Co.                                     388,928
--------------------------------------------------------------------------------
                                                                        734,227
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.0%
--------------------------------------------------------------------------------
         19,380    Watson Pharmaceuticals, Inc.(1)                      504,461
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS -- 1.8%
--------------------------------------------------------------------------------
         16,698    Annaly Capital Management Inc.                       232,269
--------------------------------------------------------------------------------
         14,085    DCT Industrial Trust Inc.                            166,203
--------------------------------------------------------------------------------
         26,319    Education Realty Trust, Inc.                         388,732
--------------------------------------------------------------------------------
          3,082    Rayonier, Inc.                                       126,516
--------------------------------------------------------------------------------
                                                                        913,720
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT
& DEVELOPMENT -- 0.5%
--------------------------------------------------------------------------------
          7,377    British Land Co. plc ORD                             247,662
--------------------------------------------------------------------------------

ROAD & RAIL -- 0.4%
--------------------------------------------------------------------------------
         13,564    Heartland Express, Inc.                              203,731
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
         14,748    Applied Materials, Inc.                              272,101
--------------------------------------------------------------------------------
         19,169    Teradyne, Inc.(1)                                    286,768
--------------------------------------------------------------------------------
                                                                        558,869
--------------------------------------------------------------------------------

SOFTWARE -- 0.2%
--------------------------------------------------------------------------------
          3,446    Synopsys, Inc.(1)                                     92,112
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 0.6%
--------------------------------------------------------------------------------
          9,205    Lowe's Companies, Inc.                               286,736
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 5.0%
--------------------------------------------------------------------------------
         13,359    Freddie Mac                                          907,076
--------------------------------------------------------------------------------
         16,521    MGIC Investment Corp.                              1,033,223
--------------------------------------------------------------------------------
         27,354    Washington Federal, Inc.                             643,640
--------------------------------------------------------------------------------
                                                                      2,583,939
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
10

VP Mid Cap Value - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS -- 0.7%
--------------------------------------------------------------------------------
          5,494    Grainger (W.W.), Inc.                           $    384,250
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE -- 0.3%
--------------------------------------------------------------------------------
         10,322    Aegean Marine Petroleum
                   Network Inc.(1)                                      169,281
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $46,561,381)                                                   48,726,736
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 31.9%(2)

    $16,500,000    FHLB Discount
                   Notes, 4.80%, 1/2/07(3)
(Cost $16,497,800)                                                 $ 16,500,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 126.2%
(Cost $63,059,181)                                                   65,226,736
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (26.2)%(2)                                       (13,555,969)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                         $ 51,670,767
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  Contracts to Sell       Settlement Date       Value     Unrealized Gain (Loss)
--------------------------------------------------------------------------------
186,535  CAD for USD          1/31/07         $160,261           $   468
--------------------------------------------------------------------------------
382,340  Euro for USD         1/31/07          505,291            (2,701)
--------------------------------------------------------------------------------
 74,924  GBP for USD          1/31/07          146,781              (199)
--------------------------------------------------------------------------------
                                              $812,333           $(2,432)
                                             ===================================
(Value on Settlement Date $809,901)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
GBP = British Pound
FHLB = Federal Home Loan Bank
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

(2) Category includes amounts related to common stock securities purchased but not settled as of December 31, 2006.

(3) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

DECEMBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $63,059,181)               $65,226,736
---------------------------------------------------------------
Cash                                                                    123,318
---------------------------------------------------------------
Receivable for investments sold                                         326,115
---------------------------------------------------------------
Receivable for forward foreign currency exchange contracts                  468
---------------------------------------------------------------
Dividends and interest receivable                                        63,159
--------------------------------------------------------------------------------
                                                                     65,739,796
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                    14,031,870
---------------------------------------------------------------
Payable for forward foreign currency exchange contracts                   2,900
---------------------------------------------------------------
Accrued management fees                                                  30,007
---------------------------------------------------------------
Distribution fees payable                                                 4,252
--------------------------------------------------------------------------------
                                                                     14,069,029
--------------------------------------------------------------------------------

NET ASSETS                                                          $51,670,767
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                             $49,092,288
---------------------------------------------------------------
Undistributed net investment income                                      21,528
---------------------------------------------------------------
Undistributed net realized gain on investment
and foreign currency transactions                                       391,304
---------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                       2,165,647
--------------------------------------------------------------------------------
                                                                    $51,670,767
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $30,200,644
---------------------------------------------------------------
Shares outstanding                                                    2,238,888
---------------------------------------------------------------
Net asset value per share                                                $13.49
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $21,470,123
---------------------------------------------------------------
Shares outstanding                                                    1,592,106
---------------------------------------------------------------
Net asset value per share                                                $13.49
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
---------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,658)                  $  361,819
---------------------------------------------------------------
Interest                                                                 57,490
--------------------------------------------------------------------------------
                                                                        419,309
--------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------------------------
Management fees                                                         161,362
---------------------------------------------------------------
Distribution fees -- Class II                                            26,787
---------------------------------------------------------------
Directors' fees and expenses                                                412
---------------------------------------------------------------
Other expenses                                                               37
--------------------------------------------------------------------------------
                                                                        188,598
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                            230,711
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------------------------------------
Investment transactions                                               1,435,133
---------------------------------------------------------------
Foreign currency transactions                                           (15,163)
--------------------------------------------------------------------------------
                                                                      1,419,970
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
---------------------------------------------------------------
Investments                                                           1,997,068
---------------------------------------------------------------
Translation of assets and liabilities in foreign currencies              (2,539)
--------------------------------------------------------------------------------
                                                                      1,994,529
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               3,414,499
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $3,645,210
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2006           2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                          $   230,711    $   54,938
------------------------------------------------
Net realized gain (loss)                                1,419,970       178,596
------------------------------------------------
Change in net unrealized
appreciation (depreciation)                             1,994,529       126,548
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                               3,645,210       360,082
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------------
  Class I                                                 (97,727)      (20,147)
------------------------------------------------
  Class II                                                (94,204)      (40,350)
------------------------------------------------
From net realized gains:
------------------------------------------------
  Class I                                                (430,755)      (66,230)
------------------------------------------------
  Class II                                               (595,343)     (146,274)
--------------------------------------------------------------------------------
Decrease in net assets from distributions              (1,218,029)     (273,001)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                        40,502,578     7,799,563
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                  42,929,759     7,886,644

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                     8,741,008       854,364
--------------------------------------------------------------------------------
End of period                                         $51,670,767    $8,741,008
================================================================================

Undistributed net investment income                       $21,528            --
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The production of income is a secondary objective. The fund pursues its objective by investing in stocks of mid-sized market capitalization companies that the investment advisor believes to be undervalued at the time of purchase.
The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

(continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The fund has elected to treat $13,484 of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears.

The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 1.00% and 0.90% for Class I and Class II,
respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Mangement, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2006, were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $69,775,568
--------------------------------------------------------------------------------
Proceeds from sales                                                 $33,079,638
--------------------------------------------------------------------------------

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                     $63,418,931
================================================================================
Gross tax appreciation of investments                                $2,002,437
-----------------------------------------------------------
Gross tax depreciation of investments                                  (194,632)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                   $1,807,805
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the return of capital dividends.

(continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                        SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                    100,000,000
================================================================================
Sold                                                   2,491,198    $32,607,369
------------------------------------------------
Issued in reinvestment of distributions                   39,558        528,482
------------------------------------------------
Redeemed                                                (504,972)    (6,321,029)
--------------------------------------------------------------------------------
Net increase (decrease)                                2,025,784    $26,814,822
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                    100,000,000
================================================================================
Sold                                                     229,327     $2,654,643
------------------------------------------------
Issued in reinvestment of distributions                    7,398         86,377
------------------------------------------------
Redeemed                                                 (49,010)      (563,469)
--------------------------------------------------------------------------------
Net increase (decrease)                                  187,715     $2,177,551
================================================================================

CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                    100,000,000
================================================================================
Sold                                                   1,133,192    $14,589,995
------------------------------------------------
Issued in reinvestment of distributions                   52,066        689,547
------------------------------------------------
Redeemed                                                (127,487)    (1,591,786)
--------------------------------------------------------------------------------
Net increase (decrease)                                1,057,771    $13,687,756
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                    100,000,000
================================================================================
Sold                                                     473,345     $5,502,915
------------------------------------------------
Issued in reinvestment of distributions                   15,942        186,624
------------------------------------------------
Redeemed                                                  (5,808)       (67,527)
--------------------------------------------------------------------------------
Net increase (decrease)                                  483,479     $5,622,012
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

(continued)

------
18

Notes to Financial Statements

DECEMBER 31, 2006

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $334,768 of qualified dividend income for the fiscal year ended December 31, 2006.

The fund hereby designates $6,813 of capital gain distributions for the fiscal year ended December 31, 2006.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended December 31, 2006, of $355,313 qualify for the corporate dividends received deduction.

------
19

VP Mid Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                            CLASS I
--------------------------------------------------------------------------------
                                                  2006       2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $11.70     $11.21      $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                  0.19       0.20         --(3)
-----------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                           2.16       0.86        0.44
--------------------------------------------------------------------------------
  Total From Investment Operations                 2.35       1.06        0.44
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                      (0.08)     (0.10)      (0.03)
-----------------------------------------
  From Net Realized Gains                         (0.48)     (0.47)        --
--------------------------------------------------------------------------------
  Total Distributions                             (0.56)     (0.57)      (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.49     $11.70      $11.21
================================================================================
  TOTAL RETURN(4)                                 20.30%      9.56%       4.08%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                              1.00%      1.02%    1.00%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              1.50%      1.64%    0.47%(5)
-----------------------------------------
Portfolio Turnover Rate                             203%       225%      46%(6)
-----------------------------------------
Net Assets, End of Period
(in thousands)                                   $30,201     $2,493        $285
--------------------------------------------------------------------------------

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period October 29, 2004 (fund inception) through
    December 31, 2004.

See Notes to Financial Statements.

------
20

VP Mid Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                            CLASS II
--------------------------------------------------------------------------------
                                                   2006       2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $11.69     $11.21      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                   0.16       0.16        0.02
-----------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                            2.18       0.87        1.22
--------------------------------------------------------------------------------
  Total From Investment Operations                  2.34       1.03        1.24
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                       (0.06)     (0.08)      (0.03)
-----------------------------------------
  From Net Realized Gains                          (0.48)     (0.47)        --
--------------------------------------------------------------------------------
  Total Distributions                              (0.54)     (0.55)      (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $13.49     $11.69      $11.21
================================================================================
  TOTAL RETURN(3)                                  20.23%      9.31%      12.39%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                               1.15%      1.17%    1.15%(4)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                               1.35%      1.49%    0.95%(4)
-----------------------------------------
Portfolio Turnover Rate                              203%       225%         46%
-----------------------------------------
Net Assets, End of Period
(in thousands)                                    $21,470     $6,249        $570
--------------------------------------------------------------------------------

(1) October 29, 2004 (fund inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid
Cap Value Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.     (continued)

------
24

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
25

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
26

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
27

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.sm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.sm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000(reg.sm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.sm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(reg.sm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP(reg.sm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.sm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.sm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0702
SH-ANN-52868

American Century Investment Services, Inc., Distributor

(c)2007 American Century Proprietary Holdings, Inc. All rights reserved.

[front cover]

American Century Variable Portfolios
Annual Report

December 31, 2006

[photo of winter scene]

VP Ultra(reg.sm) Fund

[american century investments logo and text logo]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . . . 2

VP ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation -- including pressures from soaring commodity prices -- in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. STOCK INDEX RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                                 15.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                       9.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                       22.25%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                           15.26%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                                    10.66%
--------------------------------------------------------------------------------
Russell Midcap Value  Index                                    20.22%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                                 18.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                      13.35%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                       23.48%
--------------------------------------------------------------------------------

------
2

VP Ultra - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                             ----------------------
                                             AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE      INCEPTION
                                  1 YEAR     5 YEARS     INCEPTION       DATE
--------------------------------------------------------------------------------
CLASS I                           -3.28%      1.09%        0.11%        5/1/01
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)       9.07%      2.69%        0.35%(2)       --
--------------------------------------------------------------------------------
S&P 500 INDEX(1)                  15.79%      6.19%        4.05%(2)       --
--------------------------------------------------------------------------------
Class II                          -3.39%       --          1.87%        5/1/02
--------------------------------------------------------------------------------
Class III                         -3.28%       --          2.21%       5/13/02
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- A Reuters Company. (c) 2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 4/30/01, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
3

VP Ultra - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made May 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
--------------------------------------------------------------------------------
                              2001*    2002      2003     2004    2005     2006
--------------------------------------------------------------------------------
Class I                      -4.70%   -22.71%   24.90%   10.68%   2.17%   -3.28%
--------------------------------------------------------------------------------
Russell 1000 Growth Index   -10.69%   -27.88%   29.75%    6.30%   5.26%    9.07%
--------------------------------------------------------------------------------
S&P 500 Index                -7.24%   -22.10%   28.68%   10.88%   4.91%   15.79%
--------------------------------------------------------------------------------

* From 5/1/01, Class I's inception date. Index data from 4/30/01, the date nearest Class I's inception for which data are available. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP Ultra - Portfolio Commentary

PORTFOLIO MANAGERS: TOM TELFORD AND WADE SLOME

PERFORMANCE SUMMARY

VP Ultra declined 3.28%* during the 12 months ended December 31, 2006, trailing the 9.07% return of its benchmark, the Russell 1000 Growth Index, and the 15.79%
return of the S&P 500 Index.

As outlined in the Market Perspective on page 2, a pause in the Federal
Reserve's interest rate hikes and expectations for lower interest rates and mild inflation going forward helped produce double-digit returns for broad U.S. stock indices in 2006. We'll discuss why VP Ultra didn't match those returns and what we're doing to address that issue.

MANAGEMENT CHANGES, PROCESS ENHANCEMENTS

Tom Telford joined VP Ultra as co-portfolio manager at the beginning of the third quarter, replacing Bruce Wimberly. A 10-year American Century veteran, Tom previously served as co-manager on three of the company's growth portfolios. He continues managing the American Century Technology Fund but has relinquished his previous portfolio management roles. Wade Slome remains co-manager of VP Ultra.

Upon reviewing our investment strategy, we developed several process enhancements to more successfully identify and invest in companies exhibiting improving fundamentals and stock price momentum. VP Ultra built its reputation by focusing on those two factors; the process enhancements simply provide more sophisticated means of capturing the upside performance potential those factors offer.

REASONS VP ULTRA UNDERPERFORMED

VP Ultra's underperformance in 2006 reflected an overweight portfolio allocation
(compared with the benchmark) and unfavorable security selection in two traditional growth-stock sectors -- information technology and consumer discretionary -- that performed relatively poorly until late in the period. It also reflected underweight positions in industrials and materials, sectors the market favored in the first half of the reporting period, when they benefited from rising commodity prices and capital investment. An underweight allocation and poor security selection in health care also detracted from relative performance.

From an absolute return perspective, most of the same sectors that caused relative underperformance also detracted

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Cisco Systems Inc.                          3.9%                  0.9%
--------------------------------------------------------------------------------
International
Game Technology                             3.1%                  2.8%
--------------------------------------------------------------------------------
UnitedHealth
Group Incorporated                          2.8%                  2.7%
--------------------------------------------------------------------------------
Procter &
Gamble Co. (The)                            2.3%                  0.6%
--------------------------------------------------------------------------------
Apple Computer, Inc.                        2.2%                  1.0%
--------------------------------------------------------------------------------
Google Inc. Cl A                            2.1%                  2.0%
--------------------------------------------------------------------------------
Danaher Corp.                               2.0%                   --
--------------------------------------------------------------------------------
Adobe Systems Inc.                          1.9%                  0.5%
--------------------------------------------------------------------------------
Thermo Fisher
Scientific Inc.(1)                          1.9%                  1.0%
--------------------------------------------------------------------------------
Stryker Corp.                               1.9%                  1.0%
--------------------------------------------------------------------------------

(1) Thermo Electron Corp. acquired Fisher Scientific International Inc.
    on 11/9/06 and changed its name to Thermo Fisher Scientific Inc.

*All fund returns referenced in this
 commentary are for Class I shares.                                  (continued)

------
5

VP Ultra - Portfolio Commentary

from the portfolio's total return. On the plus side, we realized positive contributions from financial stocks. Stakes in wireless telecommunications companies also limited the portfolio's absolute losses, as did our few investments in the industrials and materials sectors.

DROPPED BY THE INTERNET

Internet-related businesses contributed significantly to VP Ultra's losses, accounting for three of its five worst relative individual performers. Those stocks -- eBay, Yahoo! and Amazon.com -- all encountered mounting revenue and competition concerns; combined, they accounted for 5% of the portfolio's average weight in the period. With our focus on stocks exhibiting price momentum and improving business fundamentals, we reduced or eliminated our stakes in those companies as the period progressed.

One of our five-biggest individual overweight holdings, Teva Pharmaceuticals, also ranked among the portfolio's top five detractors. The generic drug maker's stock fell 27% in 2006 as larger branded-drug rivals, including Merck, introduced generic versions of their own drugs to limit Teva's market presence.

Fortunately, the portfolio's largest average overweight holding, International
Game Technology, topped its list of best, not worst, individual performers.
Shares in the slot-machine maker surged 52% as global demand for gaming machines continued expanding. Pre-owned automobile dealer CarMax, whose shares rose 94%
in 2006, ranked alongside International Game Technology at the top of our list of relative contributors.

STARTING POINT FOR THE NEXT REPORT PERIOD

VP Ultra seeks long-term capital appreciation for investors who can tolerate short-term share price fluctuation. As part of a diversified investment portfolio, VP Ultra provides consistent exposure to large-cap growth stocks. We pursue our objective by investing in companies with improving business fundamentals and the ability to sustain above-average growth rates over time.

At the beginning of 2007, our process led us to overweight positions in financials and consumer discretionary, with underweight positions in health care and industrials. The portfolio also would stand to benefit if the recent recovery in growth stocks -- evident since the Fed paused its rate-hike campaign
-- persists.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                   7.7%                  7.2%
--------------------------------------------------------------------------------
Capital Markets                             6.8%                  2.9%
--------------------------------------------------------------------------------
Software                                    6.6%                  4.6%
--------------------------------------------------------------------------------
Communications
Equipment                                   4.9%                  3.1%
--------------------------------------------------------------------------------
Health Care
Equipment & Supplies                        4.3%                  4.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Domestic Common Stocks                      89.1%                 90.4%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                     9.9%                  7.6%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                         99.0%                 98.0%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             3.8%                  2.7%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                             (2.8)%                (0.7)%
--------------------------------------------------------------------------------

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
7

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                       BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      7/1/06 -       EXPENSE
                        7/1/06         12/31/06         12/31/06        RATIO*
--------------------------------------------------------------------------------
VP ULTRA SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                 $1,000        $1,029.70          $5.12          1.00%
--------------------------------------------------------------------------------
Class II                $1,000        $1,028.90          $5.88          1.15%
--------------------------------------------------------------------------------
Class III               $1,000        $1,029.80          $5.12          1.00%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                 $1,000        $1,020.16          $5.09          1.00%
--------------------------------------------------------------------------------
Class II                $1,000        $1,019.41          $5.85          1.15%
--------------------------------------------------------------------------------
Class III               $1,000        $1,020.16          $5.09          1.00%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Ultra - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.0%

AEROSPACE & DEFENSE -- 3.3%
--------------------------------------------------------------------------------
    112,810    Boeing Co.                                         $  10,022,040
--------------------------------------------------------------------------------
    171,670    United Technologies Corp.                             10,732,809
--------------------------------------------------------------------------------
                                                                     20,754,849
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 1.0%
--------------------------------------------------------------------------------
     56,927    FedEx Corporation                                      6,183,411
--------------------------------------------------------------------------------

AIRLINES -- 1.0%
--------------------------------------------------------------------------------
    117,500    US Airways Group Inc.(1)                               6,327,375
--------------------------------------------------------------------------------

AUTOMOBILES -- 1.5%
--------------------------------------------------------------------------------
    132,000    Harley-Davidson, Inc.                                  9,302,040
--------------------------------------------------------------------------------

BEVERAGES -- 1.8%
--------------------------------------------------------------------------------
    182,700    PepsiCo, Inc.                                         11,427,885
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.1%
--------------------------------------------------------------------------------
    133,697    Amgen Inc.(1)                                          9,132,842
--------------------------------------------------------------------------------
     51,416    Genentech, Inc.(1)                                     4,171,380
--------------------------------------------------------------------------------
                                                                     13,304,222
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 6.8%
--------------------------------------------------------------------------------
     69,410    Franklin Resources, Inc.                               7,646,900
--------------------------------------------------------------------------------
     30,082    Goldman Sachs
               Group, Inc. (The)                                      5,996,847
--------------------------------------------------------------------------------
    138,400    Morgan Stanley                                        11,269,911
--------------------------------------------------------------------------------
    218,004    T. Rowe Price Group Inc.                               9,542,035
--------------------------------------------------------------------------------
    504,260    TD Ameritrade Holding Corp.                            8,158,927
--------------------------------------------------------------------------------
                                                                     42,614,620
--------------------------------------------------------------------------------

CHEMICALS -- 2.1%
--------------------------------------------------------------------------------
    138,710    Ecolab Inc.                                            6,269,692
--------------------------------------------------------------------------------
    127,100    Monsanto Co.                                           6,676,563
--------------------------------------------------------------------------------
                                                                     12,946,255
--------------------------------------------------------------------------------

COMMERCIAL SERVICES
& SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
     68,100    Manpower Inc.                                          5,102,733
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 4.9%
--------------------------------------------------------------------------------
    901,084    Cisco Systems Inc.(1)                                 24,626,626
--------------------------------------------------------------------------------
    173,076    QUALCOMM Inc.                                          6,540,542
--------------------------------------------------------------------------------
                                                                     31,167,168
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.0%
--------------------------------------------------------------------------------
    160,510    Apple Computer, Inc.(1)                               13,617,668
--------------------------------------------------------------------------------
    125,830    Hewlett-Packard Co.                                    5,182,938
--------------------------------------------------------------------------------
                                                                     18,800,606
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.9%
--------------------------------------------------------------------------------
    239,120    SLM Corporation                                    $  11,661,882
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.5%
--------------------------------------------------------------------------------
     44,200    iShares FTSE/Xinhua
               China 25 Index Fund                                    4,926,090
--------------------------------------------------------------------------------
     33,350    Standard and Poor's
               500 Depositary Receipt                                 4,726,362
--------------------------------------------------------------------------------
                                                                      9,652,452
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 3.0%
--------------------------------------------------------------------------------
     14,330    Chicago Mercantile
               Exchange Holdings Inc.                                 7,304,718
--------------------------------------------------------------------------------
    163,406    Moody's Corp.                                         11,284,818
--------------------------------------------------------------------------------
                                                                     18,589,536
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
    115,150    Emerson Electric Co.                                   5,074,661
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 0.8%
--------------------------------------------------------------------------------
     82,970    Schlumberger Ltd.                                      5,240,385
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 2.5%
--------------------------------------------------------------------------------
     10,408    Costco Wholesale Corporation                             550,271
--------------------------------------------------------------------------------
    997,350    Wal-Mart de Mexico SA de CV,
               Series V ORD(1)                                        4,387,841
--------------------------------------------------------------------------------
    236,712    Walgreen Co.                                          10,862,714
--------------------------------------------------------------------------------
                                                                     15,800,826
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 4.3%
--------------------------------------------------------------------------------
    213,570    Baxter International, Inc.                             9,907,512
--------------------------------------------------------------------------------
    218,180    Stryker Corp.                                         12,023,900
--------------------------------------------------------------------------------
    113,582    Varian Medical Systems, Inc.(1)                        5,403,096
--------------------------------------------------------------------------------
                                                                     27,334,508
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES -- 4.2%
--------------------------------------------------------------------------------
    122,730    Express Scripts, Inc.(1)                               8,787,468
--------------------------------------------------------------------------------
    332,994    UnitedHealth
               Group Incorporated                                    17,891,768
--------------------------------------------------------------------------------
                                                                     26,679,236
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 7.7%
--------------------------------------------------------------------------------
    133,959    Carnival Corporation                                   6,570,689
--------------------------------------------------------------------------------
     19,054    Chipotle Mexican
               Grill Inc. Cl A(1)                                     1,086,078
--------------------------------------------------------------------------------
    416,901    International Game Technology                         19,260,825
--------------------------------------------------------------------------------
    151,970    McDonald's Corporation                                 6,736,830
--------------------------------------------------------------------------------
    242,954    Starbucks Corporation(1)                               8,605,431
--------------------------------------------------------------------------------
    108,300    Yum! Brands, Inc.                                      6,368,040
--------------------------------------------------------------------------------
                                                                     48,627,893
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
9

VP Ultra - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.8%
--------------------------------------------------------------------------------
     87,980    Garmin Ltd.                                        $   4,896,967
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.3%
--------------------------------------------------------------------------------
    229,590    Procter & Gamble Co. (The)                            14,755,749
--------------------------------------------------------------------------------

INSURANCE -- 3.3%
--------------------------------------------------------------------------------
    117,409    Aflac Inc.                                             5,400,814
--------------------------------------------------------------------------------
     90,436    Ambac Financial Group, Inc.                            8,055,135
--------------------------------------------------------------------------------
      2,000    Berkshire Hathaway Inc.
               Cl B(1)                                                7,332,000
--------------------------------------------------------------------------------
                                                                     20,787,949
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 3.5%
--------------------------------------------------------------------------------
     74,520    Digital River Inc.(1)                                  4,157,471
--------------------------------------------------------------------------------
    152,828    eBay Inc.(1)                                           4,595,538
--------------------------------------------------------------------------------
     28,340    Google Inc. Cl A(1)                                   13,050,003
--------------------------------------------------------------------------------
                                                                     21,803,012
--------------------------------------------------------------------------------

IT SERVICES -- 2.7%
--------------------------------------------------------------------------------
    100,620    Fiserv, Inc.(1)                                        5,274,500
--------------------------------------------------------------------------------
    294,602    Paychex, Inc.                                         11,648,563
--------------------------------------------------------------------------------
                                                                     16,923,063
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS
& SERVICES -- 1.9%
--------------------------------------------------------------------------------
    267,650    Thermo Fisher
               Scientific Inc.(1)                                    12,121,869
--------------------------------------------------------------------------------

MACHINERY -- 2.0%
--------------------------------------------------------------------------------
    174,830    Danaher Corp.                                         12,664,685
--------------------------------------------------------------------------------

METALS & MINING -- 2.0%
--------------------------------------------------------------------------------
     36,940    Allegheny Technologies Inc.                            3,349,719
--------------------------------------------------------------------------------
    166,860    Rio Tinto plc ORD                                      8,883,204
--------------------------------------------------------------------------------
                                                                     12,232,923
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 3.5%
--------------------------------------------------------------------------------
    173,860    Kohl's Corp.(1)                                       11,897,240
--------------------------------------------------------------------------------
    177,444    Target Corp.                                          10,123,180
--------------------------------------------------------------------------------
                                                                     22,020,420
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 3.4%
--------------------------------------------------------------------------------
     88,580    EnCana Corp.                                           4,070,251
--------------------------------------------------------------------------------
    125,870    Exxon Mobil Corp.                                      9,645,418
--------------------------------------------------------------------------------
     96,650    Suncor Energy Inc.                                     7,626,652
--------------------------------------------------------------------------------
                                                                     21,342,321
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.5%
--------------------------------------------------------------------------------
    190,290    Abbott Laboratories                                    9,269,026
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

SEMICONDUCTORS &  SEMICONDUCTOR EQUIPMENT -- 4.1%
--------------------------------------------------------------------------------
    138,570    ASML Holding N.V.
               New York Shares(1)                                 $   3,412,979
--------------------------------------------------------------------------------
    250,210    ASML Holding N.V. ORD(1)                               6,221,244
--------------------------------------------------------------------------------
    445,520    Intel Corp.                                            9,021,780
--------------------------------------------------------------------------------
    226,711    Microchip Technology Inc.                              7,413,450
--------------------------------------------------------------------------------
                                                                     26,069,453
--------------------------------------------------------------------------------

SOFTWARE -- 6.6%
--------------------------------------------------------------------------------
    297,010    Adobe Systems Inc.(1)                                 12,213,050
--------------------------------------------------------------------------------
    226,438    Electronic Arts Inc.(1)                               11,403,418
--------------------------------------------------------------------------------
    168,160    Microsoft Corporation                                  5,021,258
--------------------------------------------------------------------------------
     13,200    Nintendo Co., Ltd. ORD                                 3,426,411
--------------------------------------------------------------------------------
    560,190    Oracle Corp.(1)                                        9,601,657
--------------------------------------------------------------------------------
                                                                     41,665,794
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.6%
--------------------------------------------------------------------------------
    171,138    Bed Bath & Beyond Inc.(1)                              6,520,358
--------------------------------------------------------------------------------
    121,140    CarMax, Inc.(1)                                        6,496,738
--------------------------------------------------------------------------------
    113,775    PETsMART, Inc.                                         3,283,547
--------------------------------------------------------------------------------
                                                                     16,300,643
--------------------------------------------------------------------------------

TEXTILES, APPAREL
& LUXURY GOODS -- 1.6%
--------------------------------------------------------------------------------
    232,990    Coach Inc.(1)                                         10,009,250
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 2.2%
--------------------------------------------------------------------------------
    218,180    America Movil SAB de CV
               Series L ADR                                           9,866,099
--------------------------------------------------------------------------------
    139,100    Rogers Communications Inc.
               Cl B ORD                                               4,143,507
--------------------------------------------------------------------------------
                                                                     14,009,606
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $556,167,211)                                                 623,465,273
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.8%

Repurchase Agreement, Merrill Lynch
& Co., Inc., (collateralized by various
U.S. Treasury obligations, 4.625% - 8.750%,
3/31/08 - 5/15/20, valued at $24,668,244),
in a joint account at 4.60%, dated 12/29/06,
due1/2/07 (Delivery value $24,212,369)
(Cost $24,200,000)                                                   24,200,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 102.8%
(Cost $580,367,211)                                                 647,665,273
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (2.8)%                                           (17,409,815)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                        $ 630,255,458
================================================================================

See Notes to Financial Statements.                                   (continued)

------
10

VP Ultra - Schedule of Investments

DECEMBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Contracts to Sell        Settlement Date         Value    Unrealized Gain (Loss)
-----------------------------------------------------------------------------------
  2,145,645  CAD for USD       1/31/07         $ 1,843,430        $  5,387
-----------------------------------------------------------------------------------
  2,273,157  Euro for USD      1/31/07           3,004,147         (16,059)
-----------------------------------------------------------------------------------
  2,055,756  GBP for USD       1/31/07           4,027,359          (5,478)
-----------------------------------------------------------------------------------
193,409,999  JPY for USD       1/31/07           1,630,845           5,032
-----------------------------------------------------------------------------------
 20,539,426  MXN for USD       1/31/07           1,898,739         (16,201)
-----------------------------------------------------------------------------------
                                               $12,404,520        $(27,319)
                                              =====================================
(Value on Settlement Date $12,377,201)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CAD = Canadian Dollar
GBP = British Pound
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

DECEMBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $580,367,211)             $647,665,273
-------------------------------------------------------------
Cash                                                                  2,284,473
-------------------------------------------------------------
Receivable for investments sold                                       3,274,418
-------------------------------------------------------------
Receivable for forward foreign currency exchange contracts               10,419
-------------------------------------------------------------
Dividends and interest receivable                                       420,920
--------------------------------------------------------------------------------
                                                                    653,655,503
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                    22,779,964
-------------------------------------------------------------
Payable for forward foreign currency exchange contracts                  37,738
-------------------------------------------------------------
Accrued management fees                                                 474,337
-------------------------------------------------------------
Distribution fees payable                                               108,006
--------------------------------------------------------------------------------
                                                                     23,400,045
--------------------------------------------------------------------------------

NET ASSETS                                                         $630,255,458
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $613,429,116
-------------------------------------------------------------
Accumulated net investment loss                                         (15,601)
-------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                   (50,428,698)
-------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies          67,270,641
--------------------------------------------------------------------------------
                                                                   $630,255,458
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $104,269,897
-------------------------------------------------------------
Shares outstanding                                                   10,387,869
-------------------------------------------------------------
Net asset value per share                                                $10.04
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets
$524,005,193
-------------------------------------------------------------
Shares outstanding                                                   52,516,156
-------------------------------------------------------------
Net asset value per share                                                 $9.98
--------------------------------------------------------------------------------

CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $1,980,368
-------------------------------------------------------------
Shares outstanding                                                      197,456
-------------------------------------------------------------
Net asset value per share                                                $10.03
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
---------------------------------------------------------------
Dividends (net of foreign taxes withheld of $19,792)              $   3,726,064
---------------------------------------------------------------
Interest                                                                586,215
--------------------------------------------------------------------------------
                                                                      4,312,279
--------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------------------------
Management fees                                                       4,234,388
---------------------------------------------------------------
Distribution fees -- Class II                                           886,401
---------------------------------------------------------------
Directors' fees and expenses                                             12,581
---------------------------------------------------------------
Other expenses                                                            3,791
--------------------------------------------------------------------------------
                                                                      5,137,161
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                           (824,882)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------------------------------------
Investment transactions                                             (39,605,415)
---------------------------------------------------------------
Foreign currency transactions                                          (219,241)
--------------------------------------------------------------------------------
                                                                    (39,824,656)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
---------------------------------------------------------------
Investments                                                          31,066,169
---------------------------------------------------------------
Translation of assets and liabilities in foreign currencies             (40,125)
--------------------------------------------------------------------------------
                                                                     31,026,044
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (8,798,612)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                         $  (9,623,494)
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $   (824,882)   $   (390,303)
----------------------------------------------
Net realized gain (loss)                            (39,824,656)      4,285,461
----------------------------------------------
Change in net unrealized
appreciation (depreciation)                          31,026,044       4,436,227
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            (9,623,494)      8,331,385
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     317,627,026     141,480,774
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               308,003,532     149,812,159

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 322,251,926     172,439,767
--------------------------------------------------------------------------------
End of period                                      $630,255,458    $322,251,926
================================================================================

Accumulated net investment loss                        $(15,601)             --
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment

(continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $43,376,129, which may be used to offset futures taxable gains. Capital loss carryovers of $2,033,731, $2,696,809,
$2,392,863 and $36,252,726 expire in 2010, 2011, 2012 and 2014, respectively.

The fund has elected to treat $42,351 of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                 CLASSES I & III            CLASS II
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion                     1.000%                  0.900%
--------------------------------------------------------------------------------
Next $5 billion                      0.980%                  0.880%
--------------------------------------------------------------------------------
Next $5 billon                       0.970%                  0.870%
--------------------------------------------------------------------------------
Next $5 billion                      0.960%                  0.860%
--------------------------------------------------------------------------------
Next $5 billion                      0.950%                  0.850%
--------------------------------------------------------------------------------
Next $5 billion                      0.900%                  0.800%
--------------------------------------------------------------------------------
Over $30 billion                     0.800%                  0.700%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 1.00%, 0.90% and 1.00% for Class I, Class II and
Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

(continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2006

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $853,092,695 and $532,434,505, respectively.

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $587,419,779
================================================================================
Gross tax appreciation of investments                               $64,743,002
--------------------------------------------------------
Gross tax depreciation of investments                                (4,497,508)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $60,245,494
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and on return of capital dividends.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                    SHARES          AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                100,000,000
================================================================================
Sold                                               4,967,537    $ 50,355,762
-----------------------------------------
Redeemed                                          (4,752,723)    (48,007,639)
--------------------------------------------------------------------------------
Net increase (decrease)                              214,814    $  2,348,123
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                100,000,000
================================================================================
Sold                                               6,126,580    $ 60,963,982
-----------------------------------------
Redeemed                                          (3,780,405)    (37,629,922)
--------------------------------------------------------------------------------
Net increase (decrease)                            2,346,175    $ 23,334,060
================================================================================

(continued)

------
18

Notes to Financial Statements

DECEMBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                    SHARES          AMOUNT
--------------------------------------------------------------------------------
CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                150,000,000
================================================================================
Sold                                              36,865,713    $364,419,695
-----------------------------------------
Redeemed                                          (5,023,636)    (48,172,288)
--------------------------------------------------------------------------------
Net increase (decrease)                           31,842,077    $316,247,407
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                 50,000,000
================================================================================
Sold                                              12,794,864    $128,119,595
-----------------------------------------
Redeemed                                          (1,205,410)    (11,875,904)
--------------------------------------------------------------------------------
Net increase (decrease)                           11,589,454    $116,243,691
================================================================================

CLASS III
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                 50,000,000
================================================================================
Sold                                                 208,622     $ 2,117,662
-----------------------------------------
Redeemed                                            (309,927)     (3,086,166)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                             (101,305)    $  (968,504)
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                 50,000,000
================================================================================
Sold                                               1,643,778    $ 15,479,845
-----------------------------------------
Redeemed                                          (1,440,232)    (13,576,822)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                              203,546    $  1,903,023
================================================================================

(1) Net of redemption fees of $1,586.

(2) Net of redemption fees of $134,910.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
19

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
----------------------------------------------------------------------------------------------
                                                                CLASS I
----------------------------------------------------------------------------------------------
                                           2006        2005      2004       2003       2002
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $10.38      $10.16     $9.18      $7.35      $9.53
----------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)(1)          (0.01)      (0.01)      --(2)    (0.01)      0.02
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                   (0.33)       0.22      0.98       1.84      (2.18)
----------------------------------------------------------------------------------------------
  Total From Investment Operations         (0.34)       0.21      0.98       1.83      (2.16)
----------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income                 --          --        --         --       (0.02)
----------------------------------------------------------------------------------------------
Redemption Fees(1)                           --(2)      0.01       --(2)      --(2)      --(2)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.04      $10.38    $10.16      $9.18      $7.35
==============================================================================================
  TOTAL RETURN(3)                          (3.28)%      2.17%    10.68%     24.90%    (22.71)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.00%      1.01%     1.00%      1.01%       1.00%
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                      (0.06)%    (0.08)%     0.05%    (0.15)%       0.19%
---------------------------------------
Portfolio Turnover Rate                       118%        58%       45%       111%        168%
---------------------------------------
Net Assets, End of Period
(in thousands)                            $104,270   $105,560   $79,489    $63,364     $31,621
----------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
----------------------------------------------------------------------------------------------
                                                                CLASS II
----------------------------------------------------------------------------------------------
                                           2006        2005       2004      2003       2002(1)
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $10.33      $10.13     $9.16      $7.34      $9.16
----------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)(2)          (0.02)      (0.02)      --(3)    (0.03)       --(3)
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                   (0.33)       0.21      0.97       1.85      (1.81)
----------------------------------------------------------------------------------------------
  Total From Investment Operations         (0.35)       0.19      0.97       1.82      (1.81)
----------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income                 --          --        --         --       (0.01)
----------------------------------------------------------------------------------------------
Redemption Fees(2)                           --(3)      0.01       --(3)      --(3)      --(3)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $9.98      $10.33    $10.13      $9.16      $7.34
==============================================================================================
  TOTAL RETURN(4)                          (3.39)%      1.97%    10.59%     24.80%    (19.80)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.15%      1.16%     1.15%      1.16%    1.15%(5)
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                      (0.21)%    (0.23)%   (0.10)%    (0.30)%    0.07%(5)
---------------------------------------
Portfolio Turnover Rate                       118%        58%       45%       111%     168%(6)
---------------------------------------
Net Assets, End of Period
(in thousands)                            $524,005   $213,594   $91,984    $26,831      $2,635
----------------------------------------------------------------------------------------------

(1) May 1, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
21

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
---------------------------------------------------------------------------------------------
                                                              CLASS III
---------------------------------------------------------------------------------------------
                                           2006       2005      2004        2003      2002(1)
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $10.37     $10.15     $9.17      $7.34      $9.08
---------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)(2)          (0.01)       --(3)    0.01      (0.02)      0.01
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                   (0.33)      0.21      0.97       1.85      (1.74)
---------------------------------------------------------------------------------------------
  Total From Investment Operations         (0.34)      0.21      0.98       1.83      (1.73)
---------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income                 --         --        --         --       (0.01)
---------------------------------------------------------------------------------------------
Redemption Fees(2)                           --(3)     0.01       --(3)      --(3)      --(3)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.03     $10.37    $10.15      $9.17      $7.34
=============================================================================================
  TOTAL RETURN(4)                          (3.28)%     2.17%    10.69%     24.93%    (19.02)%

---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.00%     1.01%     1.00%      1.01%    1.00%(5)
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                      (0.06)%   (0.08)%     0.05%    (0.15)%    0.14%(5)
---------------------------------------
Portfolio Turnover Rate                       118%       58%       45%       111%     168%(6)
---------------------------------------
Net Assets, End of Period
(in thousands)                              $1,980    $3,098      $966       $339        $257
---------------------------------------------------------------------------------------------

(1) May 13, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Ultra Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
23

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
24

Management

INDEPENDENT DIRECTORS
(CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.     (continued)

------
25

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
26

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
27

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
28

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.sm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.sm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000(reg.sm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.sm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(reg.sm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP(reg.sm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.sm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.sm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
29

Notes

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0702
SH-ANN-52864

American Century Investment Services, Inc., Distributor

(c)2007 American Century Proprietary Holdings, Inc. All rights reserved.

American Century Variable Portfolios

Annual Report
December 31, 2006

[photo of winter scene]

VP Value Fund

[american century investments logo and text logo]

[blank page]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . . .  2

VP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation -- including pressures from soaring commodity prices -- in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. STOCK INDEX RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                               15.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                     9.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                     22.25%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                         15.26%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                                  10.66%
--------------------------------------------------------------------------------
Russell Midcap Value Index                                   20.22%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                               18.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                    13.35%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                     23.48%
--------------------------------------------------------------------------------

------
2

VP Value - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                    -------------------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE    INCEPTION
                          1 YEAR    5 YEARS   10 YEARS    INCEPTION     DATE
--------------------------------------------------------------------------------
CLASS I                   18.65%     9.93%     10.85%      11.34%       5/1/96
--------------------------------------------------------------------------------
RUSSELL 3000
VALUE INDEX(1)            22.34%    11.20%     11.11%      11.79%        --
--------------------------------------------------------------------------------
S&P 500 INDEX(1)          15.79%     6.19%      8.42%       9.29%        --
--------------------------------------------------------------------------------
LIPPER MULTI-CAP
VALUE INDEX(1)            17.07%     9.37%      9.55%      10.13%        --
--------------------------------------------------------------------------------
Class II                  18.46%     9.75%        --        9.72%      8/14/01
--------------------------------------------------------------------------------
Class III                 18.65%       --         --       10.99%       5/6/02
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                     (continued)

------
3

VP Value - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
--------------------------------------------------------------------------------------------------
                   1997    1998    1999    2000     2001     2002    2003    2004   2005    2006
--------------------------------------------------------------------------------------------------
Class I           26.08%   4.81%  -0.85%  18.14%   12.82%  -12.62%  28.96%  14.33%  5.03%  18.65%
--------------------------------------------------------------------------------------------------
Russell 3000
Value Index       34.83%  13.50%   6.65%   8.04%   -4.33%  -15.18%  31.14%  16.94%  6.85%  22.34%
--------------------------------------------------------------------------------------------------
S&P 500 Index     33.36%  28.58%  21.04%  -9.10%  -11.89%  -22.10%  28.68%  10.88%  4.91%  15.79%
--------------------------------------------------------------------------------------------------
Lipper Multi-Cap
Value Index       26.91%   6.53%   5.94%   9.64%    1.30%  -17.61%  32.78%  14.91%  6.33%  17.07%
--------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP Value - Portfolio Commentary

PORTFOLIO MANAGERS: PHIL DAVIDSON, SCOTT MOORE, AND MICHAEL LISS

PERFORMANCE SUMMARY

VP Value gained 18.65%* for the year ended December 31, 2006, compared with the
17.07% gain for the Lipper Multi-Cap Value Index. The Russell 3000 Value Index
was up 22.34%. The median return for Morningstar's Large Cap Value category was
18.27%**. Looking more broadly, the S&P 500 Index gained 15.79%.

VP Value's double-digit return was achieved in a positive market environment, particularly for value stocks, as described in the Market Perspective on page 2.
Value shares outperformed growth stocks across the capitalization spectrum, and value strategies emphasizing dividend yield and lower-quality stocks performed particularly well. That environment fit reasonably well with VP Value's investment process, although our emphasis on higher- quality businesses with sound balance sheets was a bit of a drag on performance. Investments in financials, materials companies, and utilities added most to performance relative to the Russell 3000 Value Index, while positions in the consumer discretionary sector detracted.

Our disciplined investment approach has provided longer-term investors with solid performance. Since the fund's inception on May 1, 1996, to December 31,
2006, VP Value has produced an average annualized return of 11.34%, compared with 10.13% for the Lipper Multi-Cap Value Index, and the Russell 3000 Value
Index's 11.79%. The median return for Morningstar's Large Cap Value category was
9.39%. The S&P 500 Index had a 9.29% average annualized return for the same period.

FINANCIALS LED RELATIVE PERFORMANCE

VP Value was rewarded for its selectivity in parts of the financials sector. Our large position in Bank of America Corp. was validated as the third-largest U.S.
bank by assets benefited from synergies stemming from its acquisition of credit-card giant MBNA Corp. and marketing to its affluent customer base.
Mortgage stocks Fannie Mae and Freddie Mac were examples of our willingness to be patient while companies work through difficulties. Both stocks rebounded after being beset by delays in reporting previous years' results, and the prospect of increased regulation of government-sponsored enterprises.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/06               6/30/06
--------------------------------------------------------------------------------
General Electric Co.                      4.6%                  1.4%
--------------------------------------------------------------------------------
Bank of America Corp.                     3.8%                  3.6%
--------------------------------------------------------------------------------
AT&T Inc.                                 2.7%                   --
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                      2.6%                  4.5%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         2.2%                  1.9%
--------------------------------------------------------------------------------
Beckman Coulter, Inc.                     2.1%                  2.4%
--------------------------------------------------------------------------------
H.J. Heinz Co.                            2.1%                  0.9%
--------------------------------------------------------------------------------
Equitable Resources Inc.                  2.0%                  2.9%
--------------------------------------------------------------------------------
Kraft Foods Inc. Cl A                     1.9%                  2.4%
--------------------------------------------------------------------------------
Pfizer Inc.                               1.9%                  1.2%
--------------------------------------------------------------------------------

*  All fund returns referenced in this commentary are for Class I shares.

** The median return for Morningstar's Large Cap Value category was 8.25% and 8.81% for the five- and ten-year periods ended
   December 31, 2006, respectively. (c) 2007 Morningstar, Inc.
   All Rights  Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers:
   (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or
   losses arising from any use of this information.                  (continued)

------
5

VP Value - Portfolio Commentary

MATERIALS COMPANIES REWARDED PORTFOLIO

The materials sector held the largest single contributor to VP Value's relative performance: International Flavors & Fragrances Inc. A chemical company, IFF is a leading manufacturer of flavors and fragrances for consumer products ranging from perfumes and cosmetics to food and beverages. Enhanced revenue growth due to new product introductions from its core customers, along with cost containment, aided the shares. Meanwhile, Bemis Co., Inc., a leading packaging and container company, benefited from lower resin costs and a solid market share position.

UTILITIES STOCKS ADDED VALUE

VP Value's successful investments in utilities were led by Northeast Utilities and XCEL Energy Inc. Northeast, an electric utility based in New Jersey, is in the midst of a large upgrade of transmission plant and equipment that is expected to increase its earnings power. XCEL is a gas and electric company headquartered in Minneapolis that operates in eight western and Midwestern states. The utility's results were enhanced by rate increases and sales growth.

CONSUMER DISCRETIONARY STOCKS DETRACTED

Consumer discretionary companies slowed the portfolio the most in relative terms. In retailing, discounter Dollar General Corp. found its profits squeezed by markdowns, higher shrink (loss from theft), and high gasoline prices that slowed consumer spending. We believe management can work through these issues, so we've maintained our position.

Media company Westwood One, Inc., a major distributor of national radio programming, weighed on performance. In addition to facing a weak advertising environment, Westwood One contended with increased competition for news and traffic information from sources such as the Internet and satellite radio. We sold our position.

STARTING POINT FOR THE NEXT REPORT PERIOD

Your management team follows a disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. At year end, we continued
to see opportunities in businesses involved in consumer staples, industrials, and health care, reflected by our overweight positions in those sectors. Our valuation work pointed us toward smaller weightings in the financials and energy sectors.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        12/31/06              6/30/06
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                          7.3%                  7.6%
--------------------------------------------------------------------------------
Commercial Banks                          6.6%                  4.6%
--------------------------------------------------------------------------------
Pharmaceuticals                           6.5%                  6.1%
--------------------------------------------------------------------------------
Insurance                                 5.9%                  6.5%
--------------------------------------------------------------------------------
Food Products                             5.8%                  5.3%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        12/31/06              6/30/06
--------------------------------------------------------------------------------
Common Stocks                            95.5%                 98.6%
--------------------------------------------------------------------------------

Cash and Equivalents(+)                   4.5%                  1.4%
--------------------------------------------------------------------------------

(+) Includes temporary cash investments and other assets and liabilities

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     (continued)

------
7

Shareholder Fee Example (Unaudited)

---------------------------------------------------------------------------------
                                                      EXPENSES PAID
                          BEGINNING        ENDING     DURING PERIOD*  ANNUALIZED
                        ACCOUNT VALUE  ACCOUNT VALUE     7/1/06 -       EXPENSE
                            7/1/06        12/31/06       12/31/06        RATIO*
---------------------------------------------------------------------------------
VP VALUE SHAREHOLDER FEE EXAMPLE
---------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                     $1,000        $1,151.50        $5.04         0.93%
--------------------------------------------------------------------------------
Class II                    $1,000        $1,150.20        $5.85         1.08%
--------------------------------------------------------------------------------
Class III                   $1,000        $1,151.50        $5.04         0.93%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                     $1,000        $1,020.52        $4.74         0.93%
--------------------------------------------------------------------------------
Class II                    $1,000        $1,019.76        $5.50         1.08%
--------------------------------------------------------------------------------
Class III                   $1,000        $1,020.52        $4.74         0.93%
--------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Value - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.5%

AEROSPACE & DEFENSE -- 1.3%
--------------------------------------------------------------------------------
          486,619  Honeywell International Inc.                  $   22,014,644
--------------------------------------------------------------------------------
          245,200  Northrop Grumman Corp.                            16,600,040
--------------------------------------------------------------------------------
                                                                     38,614,684
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 1.2%
--------------------------------------------------------------------------------
          448,812  United Parcel
                   Service, Inc. Cl B                                33,651,924
--------------------------------------------------------------------------------

AIRLINES -- 0.6%
--------------------------------------------------------------------------------
        1,075,200  Southwest Airlines Co.                            16,472,064
--------------------------------------------------------------------------------

BEVERAGES -- 5.7%
--------------------------------------------------------------------------------
        1,018,797  Anheuser-Busch
                   Companies, Inc.                                   50,124,812
--------------------------------------------------------------------------------
          337,500  Coca-Cola Company (The)                           16,284,375
--------------------------------------------------------------------------------
        2,373,921  Coca-Cola Enterprises Inc.                        48,475,467
--------------------------------------------------------------------------------
          810,600  Pepsi Bottling Group Inc.                         25,055,646
--------------------------------------------------------------------------------
          353,600  PepsiCo, Inc.                                     22,117,680
--------------------------------------------------------------------------------
                                                                    162,057,980
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
          574,215  Masco Corp.                                       17,151,802
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 0.2%
--------------------------------------------------------------------------------
           57,364  Merrill Lynch & Co., Inc.                          5,340,588
--------------------------------------------------------------------------------

CHEMICALS -- 2.3%
--------------------------------------------------------------------------------
          339,940  du Pont (E.I.)
                   de Nemours & Co.                                  16,558,477
--------------------------------------------------------------------------------
           40,500  International Flavors
                   & Fragrances Inc.                                  1,990,980
--------------------------------------------------------------------------------
          629,650  Minerals Technologies Inc.                        37,017,124
--------------------------------------------------------------------------------
          231,107  Nalco Holding Co.(1)                               4,728,449
--------------------------------------------------------------------------------
          114,985  Rohm and Haas Co.                                  5,878,033
--------------------------------------------------------------------------------
                                                                     66,173,063
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 6.6%
--------------------------------------------------------------------------------
          379,900  BB&T Corporation                                  16,689,007
--------------------------------------------------------------------------------
        1,259,378  Fifth Third Bancorp                               51,546,342
--------------------------------------------------------------------------------
          477,566  Marshall & Ilsley Corp.                           22,975,700
--------------------------------------------------------------------------------
          575,584  SunTrust Banks, Inc.                              48,608,069
--------------------------------------------------------------------------------
          637,091  U.S. Bancorp                                      23,056,323
--------------------------------------------------------------------------------
          278,700  Zions Bancorporation                              22,976,028
--------------------------------------------------------------------------------
                                                                    185,851,469
--------------------------------------------------------------------------------

COMMERCIAL SERVICES
& SUPPLIES -- 1.6%
--------------------------------------------------------------------------------
        1,093,324  Republic Services, Inc. Cl A                      44,465,487
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.4%
--------------------------------------------------------------------------------
          524,700  Nokia Oyj ADR                                     10,661,904
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.2%
--------------------------------------------------------------------------------
          132,000  Diebold, Inc.                                      6,151,200
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 0.6%
--------------------------------------------------------------------------------
          510,983  Bemis Co., Inc.                               $   17,363,202
--------------------------------------------------------------------------------

DISTRIBUTORS -- 0.6%
--------------------------------------------------------------------------------
          346,185  Genuine Parts Company                             16,419,555
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.8%
--------------------------------------------------------------------------------

          353,934  Standard and Poor's 500
                   Depositary Receipt                                50,159,526
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 4.8%
--------------------------------------------------------------------------------
        2,022,821  Bank of America Corp.                            107,998,413
--------------------------------------------------------------------------------
          495,345  Citigroup Inc.                                    27,590,717
--------------------------------------------------------------------------------
                                                                    135,589,130
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 4.1%
--------------------------------------------------------------------------------
        2,125,934  AT&T Inc.                                         76,002,141
--------------------------------------------------------------------------------
          394,607  Commonwealth Telephone
                   Enterprises, Inc.                                 16,518,249
--------------------------------------------------------------------------------
          671,021  Verizon Communications Inc.                       24,988,822
--------------------------------------------------------------------------------
                                                                    117,509,212
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.8%
--------------------------------------------------------------------------------
          256,406  Emerson Electric Co.                              11,299,812
--------------------------------------------------------------------------------
          859,051  Hubbell Inc. Cl B                                 38,837,696
--------------------------------------------------------------------------------
                                                                     50,137,508
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.5%
--------------------------------------------------------------------------------
          940,136  Wal-Mart Stores, Inc.                             43,415,480
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 5.8%
--------------------------------------------------------------------------------
          326,178  General Mills, Inc.                               18,787,853
--------------------------------------------------------------------------------
        1,299,466  H.J. Heinz Co.                                    58,488,965
--------------------------------------------------------------------------------
          284,200  Kellogg Co.                                       14,227,052
--------------------------------------------------------------------------------
        1,489,082  Kraft Foods Inc. Cl A                             53,160,227
--------------------------------------------------------------------------------
          696,168  Unilever N.V. New York Shares                     18,970,578
--------------------------------------------------------------------------------
                                                                    163,634,675
--------------------------------------------------------------------------------

GAS UTILITIES -- 0.6%
--------------------------------------------------------------------------------
          570,824  WGL Holdings Inc.                                 18,597,446
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 2.8%
--------------------------------------------------------------------------------
        1,010,454  Beckman Coulter, Inc.                             60,425,149
--------------------------------------------------------------------------------
        1,389,607  Symmetry Medical Inc.(1)                          19,218,265
--------------------------------------------------------------------------------
                                                                     79,643,414
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES -- 1.5%
--------------------------------------------------------------------------------
        1,228,988  Health Management
                   Associates, Inc. Cl A                             25,943,937
--------------------------------------------------------------------------------
          305,800  Universal Health
                   Services, Inc. Cl B                               16,950,494
--------------------------------------------------------------------------------
                                                                     42,894,431
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Value - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                Value
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 3.0%
--------------------------------------------------------------------------------
          391,343  International
                   Speedway Corp.                                $   19,974,147
--------------------------------------------------------------------------------
          852,524  OSI Restaurant Partners, Inc.                     33,418,940
--------------------------------------------------------------------------------
          800,572  Speedway Motorsports Inc.                         30,741,965
--------------------------------------------------------------------------------
                                                                     84,135,052
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.5%
--------------------------------------------------------------------------------
          173,200  Whirlpool Corp.                                   14,379,064
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.8%
--------------------------------------------------------------------------------
          124,200  Clorox Company                                     7,967,430
--------------------------------------------------------------------------------
        1,063,644  Kimberly-Clark Corp.                              72,274,610
--------------------------------------------------------------------------------
                                                                     80,242,040
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 4.6%
--------------------------------------------------------------------------------
        3,477,229  General Electric Co.                             129,387,691
--------------------------------------------------------------------------------

INSURANCE -- 5.9%
--------------------------------------------------------------------------------
          247,000  Ambac Financial Group, Inc.                       22,000,290
--------------------------------------------------------------------------------
          541,706  American International
                   Group, Inc.                                       38,818,652
--------------------------------------------------------------------------------
              174  Berkshire Hathaway Inc. Cl A(1)                   19,138,260
--------------------------------------------------------------------------------
          366,900  Chubb Corp.                                       19,412,679
--------------------------------------------------------------------------------
          672,200  Genworth Financial Inc. Cl A                      22,995,962
--------------------------------------------------------------------------------
          208,700  Hartford Financial Services
                   Group Inc. (The)                                  19,473,797
--------------------------------------------------------------------------------
          817,531  Marsh & McLennan
                   Companies, Inc.                                   25,065,500
--------------------------------------------------------------------------------
                                                                    166,905,140
--------------------------------------------------------------------------------

IT SERVICES -- 1.6%
--------------------------------------------------------------------------------
          248,900  DST Systems, Inc.(1)                              15,588,607
--------------------------------------------------------------------------------
          314,298  International Business
                   Machines Corp.                                    30,534,051
--------------------------------------------------------------------------------
                                                                     46,122,658
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
          503,367  Hasbro, Inc.                                      13,716,751
--------------------------------------------------------------------------------

METALS & MINING -- 0.7%
--------------------------------------------------------------------------------
          426,200  Newmont Mining Corporation                        19,242,930
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 4.4%
--------------------------------------------------------------------------------
          837,849  Ameren Corp.                                      45,017,627
--------------------------------------------------------------------------------
          219,000  Consolidated Edison, Inc.                         10,527,330
--------------------------------------------------------------------------------
          166,752  Dominion Resources Inc.                           13,980,488
--------------------------------------------------------------------------------
          758,200  Puget Energy Inc.                                 19,227,952
--------------------------------------------------------------------------------
          289,898  Wisconsin Energy Corp.                            13,758,559
--------------------------------------------------------------------------------
          996,754  XCEL Energy Inc.                                  22,985,147
--------------------------------------------------------------------------------
                                                                    125,497,103
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.4%
--------------------------------------------------------------------------------
        2,492,157  Dollar General Corp.                              40,024,041
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 7.3%
--------------------------------------------------------------------------------
          646,099  BP plc ADR                                    $   43,353,243
--------------------------------------------------------------------------------
          459,012  Chevron Corp.                                     33,751,152
--------------------------------------------------------------------------------
        1,381,161  Equitable Resources Inc.                          57,663,472
--------------------------------------------------------------------------------
          807,619  Exxon Mobil Corp.                                 61,887,844
--------------------------------------------------------------------------------
          179,021  Murphy Oil Corp.                                   9,103,218
--------------------------------------------------------------------------------
                                                                    205,758,929
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
          655,205  MeadWestvaco Corp.                                19,695,462
--------------------------------------------------------------------------------
          245,201  Weyerhaeuser Co.                                  17,323,451
--------------------------------------------------------------------------------
                                                                     37,018,913
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.5%
--------------------------------------------------------------------------------
          637,642  Abbott Laboratories                               31,059,542
--------------------------------------------------------------------------------
          545,971  Bristol-Myers Squibb Co.                          14,369,957
--------------------------------------------------------------------------------
          592,560  Eli Lilly and Company                             30,872,376
--------------------------------------------------------------------------------
          248,400  Johnson & Johnson                                 16,399,368
--------------------------------------------------------------------------------
          245,355  Merck & Co., Inc.                                 10,697,478
--------------------------------------------------------------------------------
        2,029,991  Pfizer Inc.                                       52,576,766
--------------------------------------------------------------------------------
        1,026,400  Watson
                   Pharmaceuticals, Inc.(1)                          26,717,192
--------------------------------------------------------------------------------
                                                                    182,692,679
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.2%
--------------------------------------------------------------------------------
          625,500  Applied Materials, Inc.                           11,540,475
--------------------------------------------------------------------------------
        2,469,821  Intel Corp.                                       50,013,875
--------------------------------------------------------------------------------
                                                                     61,554,350
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.0%
--------------------------------------------------------------------------------
          336,776  Home Depot, Inc. (The)                            13,524,924
--------------------------------------------------------------------------------
          447,900  Lowe's Companies, Inc.                            13,952,085
--------------------------------------------------------------------------------
                                                                     27,477,009
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 4.5%
--------------------------------------------------------------------------------
          433,304  Fannie Mae                                        25,733,925
--------------------------------------------------------------------------------
          754,815  Freddie Mac                                       51,251,938
--------------------------------------------------------------------------------
          802,994  MGIC Investment Corp.                             50,219,245
--------------------------------------------------------------------------------
                                                                    127,205,108
--------------------------------------------------------------------------------

TRADING COMPANIES
& DISTRIBUTORS -- 0.7%
--------------------------------------------------------------------------------
          274,473  Grainger (W.W.), Inc.                             19,196,642
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,363,938,042)                                             2,702,511,844
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

VP Value - Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                      Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.7%

      $11,500,000  FHLB Discount Notes,
                   4.80%, 1/2/07(2)                              $   11,500,000
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.625%, 8/31/11,
valued at $91,808,595), in a joint trading
account at 4.60%, dated 12/29/06,
due 1/2/07 (Delivery value $90,046,000)                              90,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch
& Co., Inc., (collateralized by various
U.S. Treasury obligations, 4.625% -- 8.75%,
3/31/08 -- 5/15/20, valued at $32,415,296),
in a joint trading account at 4.60%,
dated 12/29/06, due 1/2/07
(Delivery value $31,816,253)                                         31,800,000
--------------------------------------------------------------------------------

                                                                      Value
--------------------------------------------------------------------------------

TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $133,298,467)                                                 133,300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 100.2%
(Cost $2,497,236,509)                                            $2,835,811,844
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (0.2)%                                            (6,749,239)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $2,829,062,605
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Contracts to Sell      Settlement Date      Value      Unrealized Gain (Loss)
--------------------------------------------------------------------------------
 16,891,806 Euro for USD      1/31/07       $22,323,783         $(119,335)
--------------------------------------------------------------------------------
 16,341,104 GBP for USD       1/31/07        32,013,277           (43,541)
--------------------------------------------------------------------------------
                                            $54,337,060         $(162,876)
                                          ======================================

(Value on Settlement Date $54,174,184)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
GBP = British Pound
USD = United States Dollar
(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

DECEMBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $2,497,236,509)                                         $2,835,811,844
-----------------------------------------------------------
Receivable for investments sold                                      13,826,615
-----------------------------------------------------------
Dividends and interest receivable                                     4,957,257
--------------------------------------------------------------------------------

                                                                  2,854,595,716
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                        2,257,049
-----------------------------------------------------------
Payable for investments purchased                                    20,792,051
-----------------------------------------------------------
Payable for forward foreign currency
exchange contracts                                                      162,876
-----------------------------------------------------------
Accrued management fees                                               2,145,144
-----------------------------------------------------------
Distribution fees payable                                               175,991
--------------------------------------------------------------------------------
                                                                     25,533,111
--------------------------------------------------------------------------------

NET ASSETS                                                       $2,829,062,605
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           2,266,967,903
-----------------------------------------------------------
Undistributed net investment income                                  42,790,815
-----------------------------------------------------------
Undistributed net realized gain on investment
and foreign currency transactions                                   180,891,428
-----------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                     338,412,459
--------------------------------------------------------------------------------
                                                                 $2,829,062,605
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                       $1,971,619,668
-----------------------------------------------------------
Shares outstanding                                                  225,677,539
-----------------------------------------------------------
Net asset value per share                                                 $8.74
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $840,511,672
-----------------------------------------------------------
Shares outstanding                                                   96,267,450
-----------------------------------------------------------
Net asset value per share                                                 $8.73
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $16,931,265
-----------------------------------------------------------
Shares outstanding                                                    1,937,922
-----------------------------------------------------------
Net asset value per share                                                 $8.74
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------
Dividends (including $162,509 from affiliates
and net of foreign taxes withheld of $188,027)                      $64,805,432
-----------------------------------------------------------
Interest                                                              4,822,750
--------------------------------------------------------------------------------
                                                                     69,628,182
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------
Management fees                                                      24,938,700
-----------------------------------------------------------
Distribution fees - Class II                                          1,800,301
-----------------------------------------------------------
Directors' fees and expenses                                             56,218
-----------------------------------------------------------
Other expenses                                                           17,790
--------------------------------------------------------------------------------
                                                                     26,813,009
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                         42,815,173
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment and foreign
currency transactions (including $(1,574,357)
from affiliates)                                                    251,697,806
-----------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments and translation of assets and
liabilities in foreign currencies                                   175,939,272
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             427,637,078
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $470,452,251
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      2006             2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                    $   42,815,173   $   46,087,836
-------------------------------------------
Net realized gain (loss)                           251,697,806      272,704,415
-------------------------------------------
Change in net unrealized
appreciation (depreciation)                        175,939,272     (177,043,745)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          470,452,251      141,748,506
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
-------------------------------------------
  Class I                                          (31,704,046)     (19,718,978)
-------------------------------------------
  Class II                                          (8,355,314)      (3,397,166)
-------------------------------------------
  Class III                                           (123,198)         (54,888)
-------------------------------------------
From net realized gains:
-------------------------------------------
  Class I                                         (199,994,017)    (228,154,534)
-------------------------------------------
  Class II                                         (59,269,500)     (47,630,651)
-------------------------------------------
  Class III                                           (777,151)        (635,071)
--------------------------------------------------------------------------------
Decrease in net assets from distributions         (300,223,226)    (299,591,288)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                   (295,405,664)     423,328,830
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS             (125,176,639)     265,486,048
================================================================================

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                              2,954,239,244    2,688,753,196
--------------------------------------------------------------------------------
End of period                                   $2,829,062,605   $2,954,239,244
================================================================================

Undistributed net investment income                $42,790,815      $40,158,200
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its investment objective by investing primarily in equity securities of companies management believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation

                                                                     (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is deter-

                                                                     (continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

mined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

                                             CLASS I & III      CLASS II
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million                               1.00%            0.90%
--------------------------------------------------------------------------------
Next $500 million                                0.95%            0.85%
--------------------------------------------------------------------------------
Over $1 billion                                  0.90%            0.80%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 0.93%, 0.83%, and 0.93% for Class I, Class II, and
Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $3,519,919,426 and $4,110,855,296, respectively.

For the year ended December 31, 2006, the fund incurred net realized gains of
$19,024,709 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                $2,545,082,900
================================================================================
Gross tax appreciation of investments                            $301,915,917
----------------------------------------------
Gross tax depreciation of investments                             (11,186,973)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                   $290,728,944
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                     (continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                     SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                650,000,000
================================================================================
Sold                                              14,502,289    $116,938,401
--------------------------------------------
Issued in reinvestment of distributions           30,810,913     231,698,063
--------------------------------------------
Redeemed                                         (99,790,936)   (785,968,015)
--------------------------------------------------------------------------------
Net increase (decrease)                          (54,477,734)
$(437,331,551)
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                650,000,000
================================================================================
Sold                                              24,556,695    $198,084,573
--------------------------------------------
Issued in reinvestment of distributions           31,297,161     247,873,512
--------------------------------------------
Redeemed                                         (32,666,622)   (261,534,181)
--------------------------------------------------------------------------------
Net increase (decrease)                           23,187,234    $184,423,904
================================================================================
CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                200,000,000
================================================================================
Sold                                              16,280,437    $131,247,567
--------------------------------------------
Issued in reinvestment of distributions            8,980,719      67,624,814
--------------------------------------------
Redeemed                                          (8,086,522)    (63,937,952)
--------------------------------------------------------------------------------
Net increase (decrease)                           17,174,634    $134,934,429
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                150,000,000
================================================================================
Sold                                              26,913,190    $215,758,091
--------------------------------------------
Issued in reinvestment of distributions            6,434,782      51,027,817
--------------------------------------------
Redeemed                                          (3,833,357)    (30,546,690)
--------------------------------------------------------------------------------
Net increase (decrease)                           29,514,615    $236,239,218
================================================================================
CLASS III
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                 50,000,000
================================================================================
Sold                                               1,249,491     $10,154,656
--------------------------------------------
Issued in reinvestment of distributions              119,727         900,349
--------------------------------------------
Redeemed                                            (498,259)     (4,063,547)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                              870,959      $6,991,458
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                 50,000,000
================================================================================
Sold                                                 674,944      $5,407,470
--------------------------------------------
Issued in reinvestment of distributions               87,116         689,959
--------------------------------------------
Redeemed                                            (424,875)     (3,431,721)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                              337,185      $2,665,708
================================================================================

(1) Net of redemption fees of $2,946.

(2) Net of redemption fees of $3,321.

                                                                     (continued)

------
18

Notes to Financial Statements

DECEMBER 31, 2006

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended December 31, 2006 follows:

                     SHARE BALANCE   PURCHASE      SALES      REALIZED     DIVIDEND       DECEMBER 31, 2006
ISSUER                 12/31/05        COST        COST      GAIN (LOSS)    INCOME  SHARE BALANCE  MARKET VALUE
----------------------------------------------------------------------------------------------------------------
Minerals
Technologies Inc.(1)    894,595     $9,791,440  $26,716,712  $(1,574,357)  $162,509    629,650      $37,017,124
----------------------------------------------------------------------------------------------------------------

(1) Company was not an affiliate at December 31, 2006.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $68,810,464 of qualified dividend income for the fiscal year ended December 31, 2006.

The fund hereby designates $123,987,276 of capital gain distributions for the fiscal year ended December 31, 2006.

For corporate taxpayers, ordinary income distributions paid during the fiscal year ended December 31, 2006, of $63,670,772 qualify for the corporate dividends received deduction.

------
19

VP Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------
                                                                        CLASS I
---------------------------------------------------------------------------------------------------------
                                                  2006        2005        2004        2003       2002
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $8.20       $8.75       $7.79       $6.12      $7.44
---------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(1)                  0.13        0.13        0.09        0.09       0.08
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)          1.26        0.28        1.01        1.65      (0.95)
---------------------------------------------------------------------------------------------------------
  Total From Investment Operations                 1.39        0.41        1.10        1.74      (0.87)
---------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                      (0.12)      (0.08)      (0.08)      (0.07)     (0.06)
-------------------------------------------
  From Net Realized Gains                         (0.73)      (0.88)      (0.06)         --      (0.39)
---------------------------------------------------------------------------------------------------------
  Total Distributions                             (0.85)      (0.96)      (0.14)      (0.07)     (0.45)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $8.74       $8.20       $8.75       $7.79      $6.12
=========================================================================================================
  TOTAL RETURN(2)                                 18.65%       5.03%      14.33%      28.96%    (12.62)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                              0.93%       0.93%       0.93%       0.95%       0.95%
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              1.58%       1.66%       1.16%       1.37%       1.17%
-------------------------------------------
Portfolio Turnover Rate                             132%        133%        139%        109%        106%
-------------------------------------------
Net Assets, End of Period (in thousands)      $1,971,620  $2,297,418  $2,248,902  $1,919,580  $1,465,287
---------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------------
                                                                    CLASS II
------------------------------------------------------------------------------------------------
                                                  2006      2005      2004      2003    2002
------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $8.19     $8.74     $7.78     $6.11   $7.44
------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income (Loss)(1)                  0.12      0.12      0.08      0.08    0.07
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)          1.25      0.27      1.01      1.65   (0.95)
------------------------------------------------------------------------------------------------
  Total From Investment Operations                 1.37      0.39      1.09      1.73   (0.88)
------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                      (0.10)    (0.06)    (0.07)    (0.06)  (0.06)
--------------------------------------------
  From Net Realized Gains                         (0.73)    (0.88)    (0.06)       --   (0.39)
------------------------------------------------------------------------------------------------
  Total Distributions                             (0.83)    (0.94)    (0.13)    (0.06)  (0.45)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $8.73     $8.19     $8.74     $7.78   $6.11
================================================================================================
  TOTAL RETURN(2)                                 18.46%     4.85%    14.17%    28.81% (12.81)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                              1.08%     1.08%     1.08%     1.10%    1.10%
--------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              1.43%     1.51%     1.01%     1.22%    1.02%
--------------------------------------------
Portfolio Turnover Rate                             132%      133%      139%      109%     106%
--------------------------------------------
Net Assets, End of Period (in thousands)        $840,512  $648,071  $433,465  $218,141  $82,976
------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

VP Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------
                                                              CLASS III
------------------------------------------------------------------------------------------
                                                 2006    2005    2004    2003     2002(1)
-----------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $8.20   $8.75   $7.79   $6.12    $6.92
------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income (Loss)(2)                 0.13    0.13    0.09    0.09     0.06
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)         1.26    0.28    1.01    1.65    (0.86)
------------------------------------------------------------------------------------------
  Total From Investment Operations                1.39    0.41    1.10    1.74    (0.80)
------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                     (0.12)  (0.08)  (0.08)  (0.07)      --
--------------------------------------------
  From Net Realized Gains                        (0.73)  (0.88)  (0.06)     --       --
------------------------------------------------------------------------------------------
  Total Distributions                            (0.85)  (0.96)  (0.14)  (0.07)      --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $8.74   $8.20   $8.75   $7.79    $6.12
==========================================================================================
  TOTAL RETURN(3)                                18.65%   5.03%  14.33%  28.96%  (11.56)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             0.93%   0.93%   0.93%   0.95%  0.95%(4)
--------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.58%   1.66%   1.16%   1.37%  1.50%(4)
--------------------------------------------
Portfolio Turnover Rate                            132%    133%    139%    109%   106%(5)
--------------------------------------------
Net Assets, End of Period (in thousands)        $16,931  $8,750  $6,387  $1,819      $356
------------------------------------------------------------------------------------------

(1) May 6, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Value Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
23

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

                                                                     (continued)

------
24

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                     (continued)

------
25

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
26

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
27

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LIPPER MULTI-CAP VALUE INDEX is an equally-weighted index of, typically, the
30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000(reg.tm) INDEX measures the performance of the 3,000 largest
U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The RUSSELL 3000(reg.tm) VALUE INDEX measures the performance of those Russell
3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

                                                                     (continued)

------
28

Additional Information

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
29

Notes

------
30

Notes

------
31

Notes

------
32

[blank page]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo,
American Century and American Century
Investments are service marks of American
Century Proprietary Holdings, Inc.
                                            American Century Investment
                                            Services, Inc., Distributor
                                            (c)2007 American Century Proprietary
                                            Holdings, Inc. All rights reserved.

0702
SH-ANN-52861

[front cover]

American Century Variable Portfolios
Annual Report

December 31, 2006

[photo of winter scene]

VP Vista(reg.sm) Fund

[american century investments logo and text logo]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . . . 2

VP VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended December 31, 2006. But growth and inflation moderated in the second half of the year, when the Federal
Reserve (the Fed) halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation -- including pressures from soaring commodity prices -- in check. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation in
2007 helped produce double-digit stock index returns for 2006. Market rallies at the start and end of the year offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full year. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the full year.

SENTIMENT REVERSED IN MAY AND JULY

Early in 2006, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell 2000 Index led the way, surging 13.92% by April 30. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation. Between April 30 and July 15, the S&P 500 fell
5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices triggered a substantial stock rebound during the last five months of the year.

U.S. STOCK INDEX RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                                 15.46%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                       9.07%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                       22.25%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                           15.26%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                                    10.66%
--------------------------------------------------------------------------------
Russell Midcap Value  Index                                    20.22%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                                 18.37%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                      13.35%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                       23.48%
--------------------------------------------------------------------------------

------
2

VP Vista - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                              ----------------------
                                              AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                                     1 YEAR    5 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------
CLASS I                               9.01%     9.24%       9.11%       10/5/01
--------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)       10.66%     8.22%      11.74%         --
--------------------------------------------------------------------------------
Class II                              8.88%      --        14.54%       4/29/05
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- A Reuters Company. (c) 2007 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

VP Vista - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 5, 2001
BR>

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
----------------------------------------------------------------------------------
                               2001*     2002     2003     2004     2005     2006
----------------------------------------------------------------------------------
Class I                        1.50%   -19.70%   42.21%   15.62%    8.13%    9.01%
----------------------------------------------------------------------------------
Russell Midcap Growth Index   20.49%   -27.41%   42.71%   15.48%   12.10%   10.66%
----------------------------------------------------------------------------------

* From 10/5/01, Class I's inception date, through 12/31/01. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

VP Vista - Portfolio Commentary

PORTFOLIO MANAGERS: GLENN FOGLE AND DAVID HOLLOND

PERFORMANCE SUMMARY

VP Vista gained 9.01%* during the 12 months ended December 31, 2006, trailing the 10.66% return of its benchmark, the Russell Midcap Growth Index.

VP Vista outperformed its benchmark in the first four months of 2006 as market returns moved higher and the portfolio benefited from overweight stakes in industrials, materials and telecommunications. Those sectors exhibited attractive price momentum and improving financial returns, two factors crucial to VP Vista's investment process.

However, the portfolio struggled on both an absolute and relative basis after the market sold off in May 2006. The broad market rebounded after the Federal
Reserve paused its two-year, interest rate-hike campaign in August. But the portfolio lagged the rebound's gains. That's because the market's favor swung toward consumer-oriented and technology stocks, and our picks in those sectors did not perform well. Our underweight positions in energy, health care and consumer discretionary further detracted from absolute and relative performance.

SECTOR OVERWEIGHTS WORKED WELL

The overweight positions that worked so well for the portfolio in early 2006 accounted for most of its positive contributions for the full 12-month reporting period. In telecom, VP Vista's entire stake centered on the wireless industry, including positions in two cellular providers, NII Holdings and America Movil
SAB de CV, focused on the Latin American market. Both stocks ranked among the portfolio's top four positions in the period, and they ranked as the two leading individual contributors to its total return. In addition, NII topped VP Vista's list of relative contributors for the second consecutive year.

A large overweight position in the metals and mining industry also benefited the portfolio, and no individual stock in that industry helped more than Titanium
Metals. Shares in the maker of lightweight titanium materials surged 87%, reflecting ongoing strong demand from the aircraft industry. VP Vista also enjoyed solid returns from investments in manufacturers of specialty metals.

The portfolio's early 2006 focus on companies poised to benefit from increased

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
NII Holdings, Inc. Cl B                     4.8%                  4.1%
--------------------------------------------------------------------------------
Precision Castparts Corp.                   3.4%                  2.0%
--------------------------------------------------------------------------------
Thermo Fisher
Scientific Inc.(1)                          3.2%                  2.1%
--------------------------------------------------------------------------------
Leap Wireless
International, Inc.                         2.7%                   --
--------------------------------------------------------------------------------
Las Vegas Sands Corp.                       2.6%                  2.3%
--------------------------------------------------------------------------------
BE Aerospace, Inc.                          2.5%                  1.5%
--------------------------------------------------------------------------------
SBA Communications
Corp. Cl A                                  2.5%                  2.7%
--------------------------------------------------------------------------------
America Movil SAB de
CV Series L ADR                             2.3%                  1.5%
--------------------------------------------------------------------------------
Alliance Data
Systems Corp.                               2.3%                  3.0%
--------------------------------------------------------------------------------
GameStop Corp. Cl A                         2.2%                   --
--------------------------------------------------------------------------------

(1) Thermo Electron Corp. acquired Fisher Scientific International on 11/9/06 and changed its name to Thermo Fisher Scientific Inc.

*All fund returns referenced in this
 commentary are for Class I shares.                                  (continued)

------
5

VP Vista - Portfolio Commentary

business spending also led to solid returns in the industrials sector. A stake in Foster Wheeler, one of the portfolio's top 10 positions throughout the period, performed well as shares in the builder of power plants and refineries advanced 50%.

SECURITY SELECTION REDUCED RETURNS

The portfolio's underperformance versus its benchmark stemmed primarily from stock picks in health care, consumer discretionary and information technology.
Security selection also trimmed relative performance in financials, a sector that boosted the portfolio's total return.

Weakness in technology spread across a number of industries and included a stake in Intergraph Corp., whose shares plunged in late January after the maker of operational software for businesses and governments reported a decline in quarterly revenue.

The portfolio's worst performer, Houston-based natural gas producer Southwestern
Energy, suffered from a substantial decline in natural gas prices. Southwestern was VP Vista's third-largest individual holding at the beginning of 2006, but we sold our position in the company.

STARTING POINT FOR THE NEXT REPORT PERIOD

VP Vista adheres to an investment process that identifies mid-sized and smaller companies with accelerating earnings and revenue. We think the portfolio will perform well in a consistent, directional market, and we're encouraged by the market's behavior since the Fed paused its interest-rate hike campaign in August
2006. Growth stocks traditionally have performed well after the Fed stops raising rates, and we believe our process works well in such an environment.

Our process guided us to a substantial overweight in the wireless industry as
2007 began; we should stand to benefit if stocks in that industry perform well.
We also have considerable exposure in the industrials sector, specifically in the aerospace and engineering/construction industries. On the other hand, we have scaled back our investments in financials, a sector that could feel the impact of a slowing economy, and health care.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Wireless  Telecommunication
Services                                   14.5%                  10.9%
--------------------------------------------------------------------------------
Aerospace & Defense                         6.6%                   3.6%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                  5.3%                  10.2%
--------------------------------------------------------------------------------
Software                                    5.2%                   1.0%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                   4.4%                   6.8%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/06               6/30/06
--------------------------------------------------------------------------------
Domestic
Common Stocks                               65.8%                 91.0%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                    12.9%                  6.2%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                         78.7%                 97.2%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                     21.3%                  2.8%
--------------------------------------------------------------------------------

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
7

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                       BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      7/1/06 -       EXPENSE
                        7/1/06         12/31/06         12/31/06        RATIO*
--------------------------------------------------------------------------------
VP VISTA SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,022.10         $5.10           1.00%
--------------------------------------------------------------------------------
Class II                $1,000         $1,021.50         $5.86           1.15%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,020.16         $5.09           1.00%
--------------------------------------------------------------------------------
Class II                $1,000         $1,019.41         $5.85           1.15%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Vista - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS - 78.7%

AEROSPACE & DEFENSE - 6.6%
--------------------------------------------------------------------------------
        61,591    BE Aerospace, Inc.(1)                             $ 1,581,657
--------------------------------------------------------------------------------
        27,386    Precision Castparts Corp.                           2,143,777
--------------------------------------------------------------------------------
        12,788    Spirit Aerosystems
                  Holdings Inc. Cl A(1)                                 428,014
--------------------------------------------------------------------------------
                                                                      4,153,448
--------------------------------------------------------------------------------

AUTOMOBILES - 0.8%
--------------------------------------------------------------------------------
         7,270    Harley-Davidson, Inc.                                 512,317
--------------------------------------------------------------------------------

BIOTECHNOLOGY - 1.0%
--------------------------------------------------------------------------------
         6,871    Celgene Corp.(1)                                      395,289
--------------------------------------------------------------------------------
         4,872    Digene Corp.(1)                                       233,466
--------------------------------------------------------------------------------
                                                                        628,755
--------------------------------------------------------------------------------

CAPITAL MARKETS - 1.6%
--------------------------------------------------------------------------------
        17,452    SEI Investments Co.                                 1,039,441
--------------------------------------------------------------------------------

CHEMICALS - 1.6%
--------------------------------------------------------------------------------
        19,730    Monsanto Co.                                        1,036,417
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES - 0.5%
--------------------------------------------------------------------------------
         7,809    Corrections Corp.
                  of America(1)                                         353,201
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.6%
--------------------------------------------------------------------------------
         2,804    Research In Motion Ltd.(1)                            358,295
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS - 1.6%
--------------------------------------------------------------------------------
        11,843    Apple Computer, Inc.(1)                             1,004,760
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING - 2.9%
--------------------------------------------------------------------------------
        23,449    Foster Wheeler Ltd.(1)                              1,292,978
--------------------------------------------------------------------------------
        27,085    Quanta Services, Inc.(1)                              532,762
--------------------------------------------------------------------------------
                                                                      1,825,740
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
--------------------------------------------------------------------------------
         3,300    IntercontinentalExchange Inc.(1)                      356,070
--------------------------------------------------------------------------------
         5,005    International Securities
                  Exchange Inc.                                         234,184
--------------------------------------------------------------------------------
         7,054    Nasdaq Stock
                  Market, Inc. (The)(1)                                 217,193
--------------------------------------------------------------------------------
                                                                        807,447
--------------------------------------------------------------------------------

ELECTRIC UTILITIES - 0.4%
--------------------------------------------------------------------------------
         5,628    Allegheny Energy, Inc.(1)                             258,381
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.9%
--------------------------------------------------------------------------------
        15,559    ABB Ltd. ORD                                          278,934
--------------------------------------------------------------------------------
         4,703    Alstom RGPT ORD(1)                                    637,437
--------------------------------------------------------------------------------
         5,868    General Cable Corp.(1)                                256,490
--------------------------------------------------------------------------------
                                                                      1,172,861
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT  & INSTRUMENTS - 0.8%
--------------------------------------------------------------------------------
         4,660    Anixter International Inc.(1)                     $   253,038
--------------------------------------------------------------------------------
         6,957    Daktronics Inc.                                       256,365
--------------------------------------------------------------------------------
                                                                        509,403
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES - 5.3%
--------------------------------------------------------------------------------
        18,984    Acergy SA ORD(1)                                      365,475
--------------------------------------------------------------------------------
         9,104    Aker Kvaerner ASA ORD                               1,136,320
--------------------------------------------------------------------------------
         4,532    Cameron International Corp.(1)                        240,423
--------------------------------------------------------------------------------
         6,536    Core Laboratories N.V.(1)                             529,416
--------------------------------------------------------------------------------
         5,839    Dril-Quip Inc.(1)                                     228,655
--------------------------------------------------------------------------------
         6,198    Oceaneering International, Inc.(1)                    246,061
--------------------------------------------------------------------------------
        23,326    TETRA Technologies, Inc.(1)                           596,679
--------------------------------------------------------------------------------
                                                                      3,343,029
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING - 0.5%
--------------------------------------------------------------------------------
         8,258    Safeway Inc.                                          285,396
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES - 0.4%
--------------------------------------------------------------------------------
         4,993    Mentor Corp.                                          244,008
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES - 1.0%
--------------------------------------------------------------------------------
         8,728    Laboratory Corp.
                  of America Holdings(1)                                641,246
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 4.4%
--------------------------------------------------------------------------------
        23,622    International Game Technology                       1,091,336
--------------------------------------------------------------------------------
        18,228    Las Vegas Sands Corp.(1)                            1,631,042
--------------------------------------------------------------------------------
         1,240    WMS Industries Inc.(1)                                 43,226
--------------------------------------------------------------------------------
                                                                      2,765,604
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES - 1.0%
--------------------------------------------------------------------------------
         8,672    Newell Rubbermaid Inc.                                251,054
--------------------------------------------------------------------------------
        19,588    Tempur-Pedic International Inc.(1)                    400,771
--------------------------------------------------------------------------------
                                                                        651,825
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES - 2.0%
--------------------------------------------------------------------------------
        24,981    McDermott International, Inc.(1)                    1,270,534
--------------------------------------------------------------------------------

INSURANCE - 0.9%
--------------------------------------------------------------------------------
         8,511    American Financial Group, Inc.                        305,630
--------------------------------------------------------------------------------
         3,492    Arch Capital Group Ltd.(1)                            236,094
--------------------------------------------------------------------------------
                                                                        541,724
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES - 1.7%
--------------------------------------------------------------------------------
        10,485    Akamai Technologies, Inc.(1)                          556,963
--------------------------------------------------------------------------------
         4,482    Digital River Inc.(1)                                 250,051
--------------------------------------------------------------------------------
         3,192    Equinix Inc.(1)                                       241,379
--------------------------------------------------------------------------------
                                                                      1,048,393
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
9

VP Vista - Schedule of Investments

DECEMBER 31, 2006

Shares                                                                 Value
--------------------------------------------------------------------------------

IT SERVICES - 3.5%
--------------------------------------------------------------------------------
        23,340    Alliance Data Systems Corp.(1)                    $ 1,458,050
--------------------------------------------------------------------------------
         6,602    Cognizant Technology
                  Solutions Corporation Cl A(1)                         509,410
--------------------------------------------------------------------------------
        13,175    Gartner Inc.(1)                                       260,733
--------------------------------------------------------------------------------
                                                                      2,228,193
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES - 4.0%
--------------------------------------------------------------------------------
         4,165    Covance Inc.(1)                                       245,360
--------------------------------------------------------------------------------
         7,756    Pharmaceutical Product
                  Development, Inc.                                     249,898
--------------------------------------------------------------------------------
        45,057    Thermo Fisher Scientific Inc.(1)                    2,040,632
--------------------------------------------------------------------------------
                                                                      2,535,890
--------------------------------------------------------------------------------

MACHINERY - 1.3%
--------------------------------------------------------------------------------
         8,586    Manitowoc Co., Inc. (The)                             510,266
--------------------------------------------------------------------------------
         4,724    Terex Corp.(1)                                        305,076
--------------------------------------------------------------------------------
                                                                        815,342
--------------------------------------------------------------------------------

MARINE - 0.8%
--------------------------------------------------------------------------------
         7,356    American Commercial
                  Lines Inc.(1)                                         481,892
--------------------------------------------------------------------------------

MEDIA - 0.2%
--------------------------------------------------------------------------------
         1,973    Lamar Advertising Co. Cl A(1)                         129,014
--------------------------------------------------------------------------------

METALS & MINING - 0.9%
--------------------------------------------------------------------------------
         3,322    Allegheny Technologies Inc.                           301,239
--------------------------------------------------------------------------------
         8,737    Titanium Metals Corp.(1)                              257,829
--------------------------------------------------------------------------------
                                                                        559,068
--------------------------------------------------------------------------------

MULTILINE RETAIL - 0.8%
--------------------------------------------------------------------------------
        12,232    Big Lots Inc.(1)                                      280,358
--------------------------------------------------------------------------------
         3,573    Kohl's Corp.(1)                                       244,500
--------------------------------------------------------------------------------
                                                                        524,858
--------------------------------------------------------------------------------

PHARMACEUTICALS - 2.0%
--------------------------------------------------------------------------------
        62,130    Shire plc ORD                                       1,288,740
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.4%
--------------------------------------------------------------------------------
         4,379    Archstone-Smith Trust                                 254,902
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT
& DEVELOPMENT - 0.4%
--------------------------------------------------------------------------------
         2,891    Jones Lang LaSalle Inc.                               266,463
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 2.2%
--------------------------------------------------------------------------------
        13,289    MEMC Electronic Materials Inc.(1)                     520,131
--------------------------------------------------------------------------------
        17,927    NVIDIA Corp.(1)                                       663,478
--------------------------------------------------------------------------------
         9,417    Sigma Designs Inc.(1)                                 239,663
--------------------------------------------------------------------------------
                                                                      1,423,272
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

SOFTWARE - 5.2%
--------------------------------------------------------------------------------
        30,388    Activision, Inc.(1)                               $   523,889
--------------------------------------------------------------------------------
        13,531    Macrovision Corp.(1)                                  382,386
--------------------------------------------------------------------------------
        23,603    Mentor Graphics Corp.(1)                              425,562
--------------------------------------------------------------------------------
         5,200    Nintendo Co., Ltd. ORD                              1,349,798
--------------------------------------------------------------------------------
        12,685    Parametric Technology Corp.(1)                        228,584
--------------------------------------------------------------------------------
        11,865    THQ Inc.(1)                                           385,850
--------------------------------------------------------------------------------
                                                                      3,296,069
--------------------------------------------------------------------------------

SPECIALTY RETAIL - 3.2%
--------------------------------------------------------------------------------
         8,151    American Eagle Outfitters, Inc.                       254,393
--------------------------------------------------------------------------------
        25,327    GameStop Corp. Cl A(1)                              1,395,770
--------------------------------------------------------------------------------
        13,307    Rent-A-Center Inc.(1)                                 392,690
--------------------------------------------------------------------------------
                                                                      2,042,853
--------------------------------------------------------------------------------

TEXTILES, APPAREL &
LUXURY GOODS - 0.5%
--------------------------------------------------------------------------------
         8,106    Coach Inc.(1)                                         348,234
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES - 14.5%
--------------------------------------------------------------------------------
        32,833    America Movil SAB de CV
                  Series L ADR                                        1,484,708
--------------------------------------------------------------------------------
        20,462    American Tower Corp. Cl A(1)                          762,823
--------------------------------------------------------------------------------
        28,801    Leap Wireless
                  International, Inc.(1)                              1,712,796
--------------------------------------------------------------------------------
         9,190    Millicom International
                  Cellular SA(1)                                        566,472
--------------------------------------------------------------------------------
        47,417    NII Holdings, Inc. Cl B(1)                          3,055,552
--------------------------------------------------------------------------------
        57,452    SBA Communications
                  Corp. Cl A(1)                                       1,579,930
--------------------------------------------------------------------------------
                                                                      9,162,281
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $42,158,335)                                                   49,809,296
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 21.2%

   $13,400,000    FHLB Discount Notes,
                  4.80%, 1/2/07(2)
(Cost $13,398,213)                                                   13,400,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES - 99.9%
(Cost $55,556,548)                                                   63,209,296
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES - 0.1%                                                   76,279
--------------------------------------------------------------------------------

TOTAL NET ASSETS - 100.0%                                           $63,285,575
================================================================================

See Notes to Financial Statements.                                   (continued)

------
10

VP Vista - Schedule of Investments

DECEMBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   Contracts to Sell       Settlement Date      Value     Unrealized Gain (Loss)
--------------------------------------------------------------------------------
   166,092  CHF for USD        1/31/07       $  136,630          $  (653)
--------------------------------------------------------------------------------
   237,031  Euro for USD       1/31/07          313,254           (1,675)
--------------------------------------------------------------------------------
   323,697  GBP for USD        1/31/07          634,143             (862)
--------------------------------------------------------------------------------
79,820,000  JPY for USD        1/31/07          673,047            2,077
--------------------------------------------------------------------------------
 4,615,992  NOK for USD        1/31/07          741,535           (6,106)
--------------------------------------------------------------------------------
                                             $2,498,609          $(7,219)
                                            ====================================
(Value on Settlement Date $2,491,390)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FHLB = Federal Home Loan Bank
GBP = British Pound
JPY = Japanese Yen
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

DECEMBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $55,556,548)               $63,209,296
---------------------------------------------------------------
Cash                                                                    119,385
---------------------------------------------------------------
Receivable for forward foreign currency exchange contracts                2,077
---------------------------------------------------------------
Dividends and interest receivable                                         8,763
--------------------------------------------------------------------------------
                                                                     63,339,521
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts                   9,296
---------------------------------------------------------------
Accrued management fees                                                  44,033
---------------------------------------------------------------
Distribution fees payable                                                   617
--------------------------------------------------------------------------------
                                                                         53,946
--------------------------------------------------------------------------------

NET ASSETS                                                          $63,285,575
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                             $57,219,030
---------------------------------------------------------------
Accumulated net investment loss                                         (20,529)
---------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                    (1,558,455)
---------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                       7,645,529
--------------------------------------------------------------------------------
                                                                    $63,285,575
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $60,297,236
---------------------------------------------------------------
Shares outstanding                                                    3,830,382
---------------------------------------------------------------
Net asset value per share                                                $15.74
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $2,988,339
---------------------------------------------------------------
Shares outstanding                                                      190,269
---------------------------------------------------------------
Net asset value per share                                                $15.71
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $909)                   $   166,668
----------------------------------------------------------------
Interest                                                                 74,074
--------------------------------------------------------------------------------
                                                                        240,742
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                         344,095
----------------------------------------------------------------
Distribution fees -- Class II                                             6,397
----------------------------------------------------------------
Directors' fees and expenses                                                565
----------------------------------------------------------------
Other expenses                                                              108
--------------------------------------------------------------------------------
                                                                        351,165
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                           (110,423)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
----------------------------------------------------------------
Investment transactions                                              (1,522,257)
----------------------------------------------------------------
Foreign currency transactions                                           (39,515)
--------------------------------------------------------------------------------
                                                                     (1,561,772)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
----------------------------------------------------------------
Investments                                                           5,051,626
----------------------------------------------------------------
Translation of assets and liabilities in foreign currencies             (10,814)
--------------------------------------------------------------------------------
                                                                      5,040,812
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               3,479,040
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 3,368,617
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        2006           2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                         $  (110,423)   $   (52,800)
------------------------------------------------
Net realized gain (loss)                              (1,561,772)       185,630
------------------------------------------------
Change in net unrealized
appreciation (depreciation)                            5,040,812      1,104,264
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                              3,368,617      1,237,094
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net realized gains:
------------------------------------------------
  Class I                                                (66,565)            --
------------------------------------------------
  Class II                                                (6,417)            --
--------------------------------------------------------------------------------
Decrease in net assets from distributions                (72,982)            --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                       41,876,969      7,263,556
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                 45,172,604      8,500,650

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                   18,112,971      9,612,321
--------------------------------------------------------------------------------
End of period                                        $63,285,575    $18,112,971
================================================================================

Accumulated net investment loss                         $(20,529)            --
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that the investment advisor believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of Class II shares commenced on
April 29, 2005.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

(continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $1,341,473 expiring in 2014, which may be used to offset future taxable gains.

The fund has elected to treat $27,747 of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 1.00% and 0.90%
for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

During the year ended December 31, 2006, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $100,765,020 and $72,004,561, respectively.

As of December 31, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                     $55,773,534
================================================================================
Gross tax appreciation of investments                                $7,684,547
----------------------------------------------------------
Gross tax depreciation of investments                                  (248,785)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                   $7,435,762
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                        SHARES         AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                   2,954,535    $44,536,757
-----------------------------------------------
Issued in reinvestment of distributions                    4,471         66,565
-----------------------------------------------
Redeemed                                                (292,171)    (4,402,623)
--------------------------------------------------------------------------------
Net increase (decrease)                                2,666,835    $40,200,699
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                     646,473    $ 8,800,416
-----------------------------------------------
Redeemed                                                (200,246)    (2,732,247)
--------------------------------------------------------------------------------
Net increase (decrease)                                  446,227    $ 6,068,169
================================================================================

CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                     188,266    $ 2,911,385
-----------------------------------------------
Issued in reinvestment of distributions                      431          6,417
-----------------------------------------------
Redeemed                                                 (84,714)    (1,241,532)
--------------------------------------------------------------------------------
Net increase (decrease)                                  103,983    $ 1,676,270
================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                     120,349     $1,670,376
-----------------------------------------------
Redeemed                                                 (34,063)      (474,989)
--------------------------------------------------------------------------------
Net increase (decrease)                                   86,286     $1,195,387
================================================================================

(1) April 29, 2005 (commencement of sale) through December 31, 2005.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended
December 31, 2006.

(continued)

------
18

Notes to Financial Statements

DECEMBER 31, 2006

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $72,819 of capital gain distributions for the fiscal year ended December 31, 2006.

------
19

VP Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
----------------------------------------------------------------------------------------------
                                                                 CLASS I
----------------------------------------------------------------------------------------------
                                          2006        2005        2004        2003     2002
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $14.49      $13.40      $11.59       $8.15   $10.15
----------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)            (0.05)(1)   (0.05)(1)   (0.01)(1)   (0.05)   (0.02)
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                   1.35        1.14        1.82        3.49    (1.98)
----------------------------------------------------------------------------------------------
  Total From Investment Operations         1.30        1.09        1.81        3.44    (2.00)
----------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Realized Gains                 (0.05)        --          --          --       --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $15.74      $14.49      $13.40      $11.59    $8.15
==============================================================================================
  TOTAL RETURN(2)                          9.01%       8.13%      15.62%      42.21%  (19.70)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                      1.00%       1.01%       1.00%       1.00%     1.00%
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                    (0.31)%     (0.40)%     (0.05)%     (0.58)%   (0.29)%
---------------------------------------
Portfolio Turnover Rate                     215%        276%        252%        262%      294%
---------------------------------------
Net Assets, End of Period
(in thousands)                           $60,297     $16,863      $9,612      $2,206    $1,164
----------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                              CLASS II
--------------------------------------------------------------------------------
                                                       2006             2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $14.48            $12.56
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)(2)                      (0.07)            (0.05)
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                                1.35              1.97
--------------------------------------------------------------------------------
  Total From Investment Operations                      1.28              1.92
--------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Realized Gains                              (0.05)              --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $15.71            $14.48
================================================================================
  TOTAL RETURN(3)                                       8.88%            15.29%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                   1.15%          1.16%(4)
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                 (0.46)%        (0.55)%(4)
---------------------------------------
Portfolio Turnover Rate                                  215%           276%(5)
---------------------------------------
Net Assets, End of Period
(in thousands)                                         $2,988            $1,250
--------------------------------------------------------------------------------

(1) April 29, 2005 (commencement of sale) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Vista Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 9, 2007

------
22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and
the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
Number of Portfolios in Fund Complex Overseen by Director: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.     (continued)

------
24

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
25

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
26

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
27

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.sm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.sm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000(reg.sm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.sm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(reg.sm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP(reg.sm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.sm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.sm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0702
SH-ANN-52865

American Century Investment Services, Inc., Distributor

(c)2007 American Century Proprietary Holdings, Inc. All rights reserved.

ITEM 2.  CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    D.D.  (Del)  Hock,  Donald  H.  Pratt  and  Thomas  A.  Brown  are the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2005:  $152,519
          FY 2006:  $150,772

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2005:  $0
          FY 2006:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2005:  $20,116
          FY 2006:  $20,121

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2005:  $0
          FY 2006:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2005:  $243,903
          FY 2006:  $128,307

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

         /s/ William M. Lyons
By:      ----------------------------------------
         Name:  William M. Lyons
         Title: President

Date:    February 16, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/ William M. Lyons
By:      ----------------------------------------
         Name:  William M. Lyons
         Title: President
                (principal executive officer)

Date:    February 16, 2007

         /s/ Robert J. Leach
By:      ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    February 16, 2007